Dreyfus Premier

State Municipal

Bond Fund,

Connecticut Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                  State Municipal Bond Fund, Connecticut Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Connecticut Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.39% total return, its Class B shares provided a 5.12% total return and its Class C shares provided a 5.00% total return.(1) In comparison, the Lipper Connecticut Municipal Debt Funds category average provided a 5.10% total return for the same period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Connecticut state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a 0.25% rise in interest rates and a 0.50% decline. When we find securities that we believe will provide participation when the market rises and some protection against declines, we tend to hold them for the long term.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Connecticut economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed'') raised short-term interest rates once during the reporting period for an increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of Connecticut' s economy helped keep municipal bond yields relatively low compared to taxable bonds. Connecticut and its municipalities enjoyed higher revenues during the reporting period, curtailing their need to borrow and resulting in a reduced supply of securities nationally compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of existing bonds tend to move higher

In this environment, we sold some of our holdings that were less liquid -- that is, more difficult to trade -- than we would have liked. We also sold bonds into a secondary market characterized by very strong demand from individual investors. As a result, we have generally been able to maximize the prices we receive.

We redeployed the proceeds of those sales primarily into income-oriented bonds issued to finance public projects such as housing and parking lots. We also invested in intermediate-term bonds from Puerto Rico, which are exempt from state income taxes for U.S. residents, as well as insured bonds issued by Connecticut hospitals. These purchases helped us modestly extend the fund's average duration -- a measure of sensitivity to changing interest rates -- to a
point    slightly    longer    than    our    peer    group    average.


What is the fund's current strategy?

We have generally maintained the same strategy we employed through much of the reporting period, but with a more defensive bias in case of a market downturn. In our efforts to strike a balance between income and risk, we have recently sold some of our holdings of short-term pre-refunded bonds, replacing them with high quality bonds in the intermediate-term maturity range.

We also intend to carefully monitor the current economic slowdown to identify factors that may affect our holdings' credit quality. By conducting intensive credit analyses, we believe that we can more effectively seek to improve the fund' s income stream. We also intend to manage risk through broad diversification.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.


                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.2%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--74.5%

Connecticut:

   4.973%, 3/15/2012                                                                          5,000,000  (a,b)         5,055,200

   5%, 3/15/2012                                                                                 70,000                   70,386

   5.25%, 3/1/2012                                                                            3,000,000                3,067,830

   5.125%, 3/15/2013 (Prerefunded 3/15/2008)                                                     25,000  (c)              25,919

   5.125%, 3/15/2013                                                                          4,425,000                4,457,479

   5.25%, 3/1/2016                                                                            2,700,000                2,702,511

   (Clean Water Fund) Revenue :

      5.25%, 7/15/2012                                                                           15,000                   15,388

      5.473%, 7/15/2012                                                                       4,850,000  (a)           5,100,988

      5.125%, 9/1/2014                                                                        3,050,000                3,059,852

   Special Tax Obligation Revenue

      (Transportation Infrastructure):

         5.50%, Series A, 11/1/2007 (Insured; FSA)                                            4,580,000                4,836,938

         5.50%, Series B, 11/1/2007 (Insured; FSA)                                            5,000,000                5,280,500

         7.125%, 6/1/2010                                                                     3,400,000                3,960,966

         6.75%, 6/1/2011 (Prerefunded 6/1/2003)                                               8,500,000  (c)           8,981,270

Connecticut Development Authority, Revenue:

  First Mortgage Gross:

    (Health Care Project, Church Homes Inc.)

         5.80%, 4/1/2021                                                                      3,000,000                2,539,950

      (Health Care Project, Elim Park Baptist Home)

         5.375%, 12/1/2018                                                                    2,300,000                1,938,509

   Life Care Facilities (Seabury Project)

      8.75%, 9/1/2006                                                                         1,425,000                1,503,446

   Pollution Control (Light and Power) 5.85%, 9/1/2028                                       10,150,000                9,552,977

   Water Facilities (Bridgeport Hydraulic),

      6.15%, 4/1/2035 (Insured; AMBAC)                                                        2,750,000                2,848,010

Connecticut Health and Educational Facilities

  Authority, Revenue:

      (Danbury Hospital) 5.75%, 7/1/2029 (Insured; AMBAC)                                     3,000,000                3,034,320

      (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)                                      3,130,000                3,160,455

      (Hartford University) 6.80%, 7/1/2022                                                   8,500,000                8,603,870

      (Hospital for Special Care) 5.375%, 7/1/2017                                            4,430,000                3,716,327

      (Johnson Evergreen Corp.) 8.50%, 7/1/2022                                               4,500,000                4,666,815

      (Loomis Chaffee School Project)

         6%, 7/1/2025 (Insured; MBIA)                                                         1,000,000                1,030,790

      (Middlesex Hospital)

         6.25%, 7/1/2022 (Insured; MBIA)

         (Prerefunded 7/1/2002)                                                               3,500,000  (c)           3,668,105

      (New Britian General Hospital) 6.125%, 7/1/2014

         (Insured; AMBAC)                                                                     1,000,000                1,057,500

      (New Britain Memorial Hospital) 7.75%, 7/1/2022

         (Prerefunded 7/1/2002)                                                              11,000,000  (c)          11,794,200


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities

  Authority, Revenue (continued):

    (Norwalk Hospital) 6.25%, 7/1/2022

         (Insured; MBIA) (Prerefunded 7/1/2002)                                               3,860,000  (c)           4,045,396

      (Nursing Home Program--3030 Park Fairfield Health

         Center Project)

         6.25%, 11/1/2021                                                                     2,500,000                2,552,775

      (Quinnipiac College) 6%, 7/1/2013 (Prerefunded 7/1/2003)                                4,100,000  (c)           4,323,860

      (Sacred Heart University):

         6.50%, 7/1/2016 (Prerefunded 7/1/2006)                                               1,465,000  (c)           1,626,941

         6.125%, 7/1/2017 (Prerefunded 7/1/2007)                                              1,000,000  (c)           1,094,440

         6.625%, 7/1/2026 (Prerefunded 7/1/2006)                                              2,720,000  (c)           3,037,451

      (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)                                      2,500,000                2,552,300

      (University of New Haven):

         6.625%, 7/1/2016                                                                     2,050,000                2,099,795

         6.70%, 7/1/2026                                                                      8,605,000                8,730,977

      (William W. Backus Hospital) 5.75%, 7/1/2027

         (Insured; AMBAC)                                                                     2,500,000                2,516,725

      (Windham Community Memorial Hospital) 6%, 7/1/2020                                      1,000,000                  992,490

      (Yale, New Haven Hospital) 5.70%, 7/1/2025

         (Insured; MBIA)                                                                      7,970,000                7,996,301

Connecticut Housing Finance Authority:

   5.75%,11/15/2021                                                                           4,000,000                3,999,880

   5.85%, 5/15/2031                                                                           7,500,000                7,513,350

   (Housing Mortgage Finance Program):

      6.125%, 5/15/2018 (Insured; MBIA)                                                       1,655,000                1,693,810

      6.45%, 5/15/2022 (Prerefunded 11/15/2000)                                               4,535,000  (c)           4,538,492

      6.70%, 11/15/2022                                                                       5,615,000                5,784,292

      6.75%, 11/15/2023                                                                       5,010,000                5,232,644

      6%, Subseries F-2, 11/15/2027                                                           4,645,000                4,700,926

      6%, Series G, 11/15/2027                                                                4,000,000                4,048,160

      5.85%, Subseries B-2, 11/15/2028                                                        9,875,000                9,895,343

      5.85%, Subseries C-2, 11/15/2028                                                        6,255,000                6,246,243

      5.45%, 11/15/2029                                                                       5,805,000                5,490,021

Eastern Connecticut Resource Recovery Authority:

  Solid Waste Revenue

      5.598%, 1/1/2014                                                                        4,000,000  (a)           3,027,880

   (Wheelabrator Lisbon Project):

      5.50%, 1/1/2014                                                                            50,000                   43,924

      5.50%, 1/1/2020                                                                         9,080,000                7,603,410

Greenwich Housing Authority, MFHR (Greenwich Close):

   6.25%, 9/1/2017                                                                            2,840,000                2,689,934

   6.35%, 9/1/2027                                                                            1,800,000                1,694,160

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Hartford Parking System, Revenue:

   6.40%, 7/1/2020                                                                            1,000,000                1,009,210

   6.50%, 7/1/2025                                                                            1,000,000                1,011,320

Sprague, Environmental Improvement Revenue

   (International Paper Company Project) 5.70%, 10/1/2021                                     1,350,000                1,252,044

Stamford 6.60%, 1/15/2010                                                                     2,750,000                3,149,190

University of Connecticut:

   5.75%, 3/1/2015 (Insured; FGIC)                                                            1,770,000                1,869,386

   5.75%, 3/1/2016 (Insured; FGIC)                                                            2,500,000                2,628,050

   Special Obligation Student Fee Revenue:

      6%, 11/15/2016 (Insured; FGIC)                                                          2,425,000                2,617,012

      6%, 11/15/2017 (Insured; FGIC)                                                          2,000,000                2,147,840

      5.75%, 11/15/2020 (Insured; FGIC)                                                       1,000,000                1,036,800

      5.75%, 11/15/2029 (Insured; FGIC)                                                       2,500,000                2,556,325

U. S. RELATED--25.7%

Childrens Trust Fund Tobacco Settlement Revenue,

  Asset Backed Bonds

   6%, 7/1/2026                                                                               5,000,000  (d)           4,970,350

Commonwealth of Puerto Rico:

   6.168%, 7/1/2012                                                                           2,000,000  (a)           2,271,600

   6.168%, 7/1/2013                                                                           3,950,000  (a)           4,465,870

   6.65%, 7/1/2015 (Insured; MBIA)                                                            6,690,000                7,178,838

   (Public Improvement):

      5.50%, 7/1/2012 (Insured; MBIA)                                                            50,000                   53,395

      5.50%, 7/1/2013 (Insured; MBIA)                                                           100,000                  106,530

      5.25%, 7/1/2014 (Insured; MBIA)                                                         3,925,000                4,066,339

      5.25%, 7/1/2015 (Insured; MBIA)                                                         1,000,000                1,029,370

      6%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,218,100

      Zero Coupon, 7/1/2017 (Insured; MBIA)                                                   3,800,000                1,574,720

      6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                  6,000,000  (c)           6,346,380

Puerto Rico Aqueduct and Sewer Authority, Revenue

   6.25%, 7/1/2013 (Insured; MBIA)                                                            9,000,000                10,240,920

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.941%, 7/1/2010                                                                        3,200,000  (a)           3,376,000

      5.50%, 7/1/2013 (Insured; MBIA)                                                            10,000                   10,653

      6.145%, 7/1/2013                                                                        2,290,000  (a)           2,589,074

      5.50%, 7/1/2026 (Insured; FSA)                                                          2,375,000                2,381,436

      5%, 7/1/2036                                                                            2,500,000                2,273,600

      5.50%, 7/1/2036                                                                         5,000,000                4,931,850


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Industrial Tourist, Educational, Medical and

  Environmental Control Facilities

  Financing Authority, Revenue:

    (Ana G Mendez University System Project)

         5.375%, 2/1/2029                                                                     2,250,000                2,035,530

      (Teachers Retirement System) 5.50% 7/1/2021                                               800,000                  805,648

Puerto Rico Ports Authority, Special Facilities Revenue

  (American Airlines):

      6.30%, 6/1/2023                                                                         1,900,000                1,927,512

      6.25%, 6/1/2026                                                                         6,155,000                6,269,729

University of Puerto Rico, University Revenue

   5.50%, 6/1/2015 (Insured; MBIA)                                                            5,000,000                5,142,800

Virgin Islands Public Finance Authority, Revenue,

   Gross Receipts Taxes Loan Note 6.375%, 10/1/2019                                           5,000,000                5,140,200

Virgin Islands Water and Power Authority,

  Refunding (Electric Systems)

   5.30%, 7/1/2021                                                                            2,000,000                1,785,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $318,780,395)                                                            100.2%              323,971,542

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.2%)                (495,126)

NET ASSETS                                                                                       100.0%              323,476,416

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue


Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------



AAA                              Aaa                             AAA                                              43.2

AA                               Aa                              AA                                               24.8

A                                (a)                             A                                                 2.5

BBB                              Baa                             BBB                                              21.3

BB                               Ba                              BB                                                2.9

Not Rated (e)                    Not Rated( e)                   Not Rated (e)                                     5.3

                                                                                                                 100.0


(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2000,  THIS
     SECURITY AMOUNTED TO $5,055,200 OR 1.6% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATARALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           318,780,395   323,971,542

Interest receivable                                                   6,262,668

Receivable for shares of Benefical Interest subscribed                   30,000

Prepaid expenses                                                          7,403

                                                                    330,271,613
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           239,338

Cash overdraft due to Custodian                                       1,255,856

Payable for investment securities purchased                           4,950,000

Payable for shares of Benefical Interest redeemed                       260,208

Accrued expenses                                                         89,795

                                                                      6,795,197
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      323,476,416
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     321,334,912

Accumulated net realized gain (loss) on investments                  (3,049,643)

Accumulated net unrealized appreciation (depreciation)
  on investments-Note 4                                               5,191,147
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      323,476,416

NET ASSET VALUE PER SHARE



                                                     Class A       Class B        Class C
------------------------------------------------------------------------------------------------

Net Assets ($)                                    279,842,350    38,673,031     4,961,035

Shares Outstanding                                 24,297,050     3,360,841       431,503
------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                          11.52          11.51         11.50

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,614,757

EXPENSES:

Management fee--Note 3(a)                                              892,908

Shareholder servicing costs--Note 3(c)                                 491,241

Distribution fees--Note 3(b)                                           117,380

Professional fees                                                       24,904

Custodian fees                                                          16,473

Prospectus and shareholders' reports                                    11,152

Registration fees                                                        8,340

Trustees' fees and expenses--Note 3(d)                                   4,428

Loan commitment fees--Note 2                                             1,071

Miscellaneous                                                            5,789

TOTAL EXPENSES                                                       1,573,686

INVESTMENT INCOME-NET                                                8,041,071
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                178,805

Net unrealized appreciation (depreciation) on investments            8,604,574

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,783,379

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                16,824,450

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000      Year Ended
                                              (Unaudited)  April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,041,071      17,421,467

Net realized gain (loss) on investments           178,805      (1,719,512)

Net unrealized appreciation (depreciation)
   on investments                               8,604,574     (28,371,812)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   16,824,450     (12,669,857)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (7,040,133)    (15,000,075)

Class B shares                                   (903,239)     (2,233,944)

Class C shares                                    (97,699)       (187,448)

Net realized gain on investments:

Class A shares                                         --      (2,204,487)

Class B shares                                         --        (348,427)

Class C shares                                         --         (32,235)

TOTAL DIVIDENDS                                (8,041,071)    (20,006,616)
--------------------------------------------------------------------------------

BENEFICAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 16,662,868      39,436,556

Class B shares                                  3,033,978       8,125,689

Class C shares                                    790,636       1,173,941

Dividends reinvested:

Class A shares                                  3,865,485       9,873,750

Class B shares                                    541,495       1,622,454

Class C shares                                     59,867         121,987

Cost of shares redeemed:

Class A shares                                (23,240,422)    (64,785,036)

Class B shares                                 (8,256,096)    (21,106,153)

Class C shares                                   (409,758)     (1,450,758)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (6,951,947)    (26,987,570)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,831,432     (59,664,043)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                           321,644,984     381,309,027

END OF PERIOD                                 323,476,416     321,644,984

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

                                         Six Months Ended
                                         October 31, 2000      Year Ended
                                              (Unaudited)  April 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     1,471,724       3,412,262

Shares issued for dividends reinvested            339,529         862,286

Shares redeemed                                (2,047,098)     (5,663,577)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (235,845)     (1,389,029)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       267,485         697,009

Shares issued for dividends reinvested             47,630         141,580

Shares redeemed                                 (730,195)      (1,828,104)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (415,080)        (989,515)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        69,169        102,199

Shares issued for dividends reinvested              5,268         10,718

Shares redeemed                                   (36,244)      (125,428)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      38,193        (12,511)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 431,600 CLASS B SHARES REPRESENTING $4,885,444, WERE AUTOMATICALLY CONVERTED TO 431,349 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 972,594 CLASS B SHARES REPRESENTING $11,219,924 WERE AUTOMATICALLY CONVERTED TO 972,092 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended
                                          October 31, 2000                        Year Ended April 30,
                                                                         -----------------------------------------
CLASS A SHARES                                  (Unaudited)       2000        1999         1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.21       12.26       12.23        11.81       11.90       11.76

Investment Operations:

Investment income--net                                 .29         .58         .61          .62         .64         .66

Net realized and unrealized
   gain (loss) on investments                          .31        (.96)        .19          .47         .16         .14

Total from Investment Operations                       .60        (.38)        .80         1.09         .80         .80

Distributions:

Dividends from investment
   income--net                                        (.29)       (.58)       (.61)        (.62)       (.64)       (.66)

Dividends from net realized gain
   on investments                                       --        (.09)       (.16)        (.05)       (.25)         --

Total Distributions                                   (.29)       (.67)       (.77)        (.67)       (.89)       (.66)

Net asset value, end of period                       11.52       11.21       12.26        12.23       11.81       11.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.69(b)    (3.06)       6.70         9.44        6.84        6.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .89(b)      .90         .89          .90         .93         .92

Ratio of net investment income
   to average net assets                              5.03(b)     5.08        4.94         5.12        5.32        5.45

Portfolio Turnover Rate                              14.56(c)    35.12       21.95        33.31       30.66       28.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     279,842     274,962     317,923      310,343     313,881     321,559

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2000                      Year Ended April 30,
                                                                      -----------------------------------------
CLASS B SHARES                                  (Unaudited)      2000       1999        1998        1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.20      12.26      12.23       11.80       11.89         11.76

Investment Operations:

Investment income--net                                 .26        .52        .55         .56         .57           .60

Net realized and unrealized
   gain (loss) on investments                          .31       (.97)       .19         .48         .16           .13

Total from Investment Operations                       .57       (.45)       .74        1.04         .73           .73

Distributions:

Dividends from investment
   income--net                                        (.26)      (.52)      (.55)       (.56)       (.57)         (.60)

Dividends from net realized
   gain on investments                                  --       (.09)      (.16)       (.05)       (.25)           --

Total Distributions                                   (.26)      (.61)      (.71)       (.61)       (.82)         (.60)

Net asset value, end of period                       11.51      11.20      12.26       12.23       11.80         11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.16(b)   (3.66)      6.15        8.97        6.28          6.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.41(b)    1.42       1.40        1.42        1.45          1.44

Ratio of net investment income
   to average net assets                              4.51(b)    4.55       4.42        4.59        4.79          4.92

Portfolio Turnover Rate                              14.56(c)   35.12      21.95       33.31       30.66         28.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      38,673     42,283     58,416      59,315      54,661        38,838

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                   Six Months Ended
                                          October 31, 2000                      Year Ended April 30,
                                                                       -----------------------------------------
CLASS C SHARES                                  (Unaudited)        2000       1999       1998       1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.19        12.25      12.22      11.79      11.89      11.84

Investment Operations:

Investment income--net                                 .24          .50        .52        .53        .54        .40

Net realized and unrealized
   gain (loss) on investments                          .31         (.97)       .19        .48        .15        .05

Total from Investment Operations                       .55         (.47)       .71       1.01        .69        .45

Distributions:

Dividends from investment
   income-net                                        (.24)         (.50)      (.52)      (.53)      (.54)      (.40)

Dividends from net realized
   gain on investments                                  --         (.09)      (.16)      (.05)      (.25)        --

Total Distributions                                  (.24)         (.59)      (.68)      (.58)      (.79)      (.40)

Net asset value, end of period                       11.50        11.19      12.25      12.22      11.79      11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                  9.92(c)     (3.89)      5.88       8.68       5.93       5.31(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.65(c)      1.66       1.65       1.68       1.70       1.64(c)

Ratio of net investment income
   to average net assets                              4.26(c)      4.31       4.15       4.29       4.56       4.31(c)

Portfolio Turnover Rate                              14.56(d)     35.12      21.95      33.31      30.66      28.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,961        4,400      4,970      2,583      1,290      1,007

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "fund")
 . The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of
its    public    bodies    and    municipalities    may    affect    the

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $846 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.


(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $100,166 and $17,214, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $350,046, $50,083 and $5,738, respectively, pursuant to the
Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $73,527 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $46,373,779 and $49,690,455, respectively.

At  October  31, 2000, accumulated net unrealized appreciation on investment was
$5,191,147,   consisting   of  $10,845,854  gross  unrealized  appreciation  and
$5,654,707 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Connecticut Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  064SA0010



Dreyfus Premier

State Municipal

Bond Fund,

Florida Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                 Florida Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Florida Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.75% total return, its Class B shares provided a 5.57% total return and its Class C shares provided a 5.35% total return.(1) In comparison, the
Lipper  Florida  Municipal  Debt  Funds  category average provided a 5.13% total
return    for    the    same    period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds over the past six months, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. The fund' s good relative performance is largely the result of our security selection strategy. The fund' s holdings of previously out-of-favor bonds provided particularly attractive gains.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Florida state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Florida economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period for an increase of 0.50 percentage points. However, signs soon emerged that the Fed' s previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the Florida economy helped keep municipal bond yields relatively low compared to bonds from other states. Florida and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. At the same time, demand for municipal bonds has been strong from Florida residents seeking to protect their wealth in a volatile stock market. When demand rises and supply falls, prices of existing bonds tend
to    move    higher.

In this environment, we received particularly strong returns from some of the out-of-favor bonds -- including bonds selling at deep discounts to their face values -- that we had purchased during the 1999 market decline. As these discount securities returned to favor among investors as their prices rose, we gradually sold them into a market characterized by steady demand from individual investors. We redeployed the proceeds of those sales primarily to relatively defensive, income-oriented bonds with attractive yields and modest price premiums.


What is the fund's current strategy?

Because we expect that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we are currently on the lookout for out-of-favor bonds that, in our opinion, are likely to return to favor in the future. We have found a limited number of such opportunities in bonds issued by Florida hospitals. Although hospitals are currently under financial pressure nationwide because of the effects of health care reform, we have focused on bonds with high credit ratings or third-party
insurance,    which    helps    minimize    the    likelihood    of   default.

In addition, a relatively large number of municipal bonds are scheduled to mature shortly after the new year begins, which may set the stage for strong market performance as investors reinvest their principal. In our opinion, this should maintain demand for high quality, tax-exempt, fixed-income securities even if the supply of new municipal bonds changes directions and starts to rise

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN
     AGREEMENT IN EFFECT THROUGH APRIL 30, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.5%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--91.3%

Bay County, Sales Tax Revenue

   4.75%, 9/1/2023 (Insured; FSA)                                                             3,160,000                2,797,833

Brevard County, IDR (Nui Corp. Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,054,070

Broward County Health Facilities Authority, Revenue

  (Broward County Nursing Home)

   7.50%, 8/15/2020 (LOC; Allied Irish Bank)                                                  1,000,000                1,043,010

Broward County Housing Finance Authority, MFHR

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                1,795,820

Charlotte County:

  Healthcare Facilities Revenue (Charlotte Community

      Mental Health Project) 9.25%, 7/1/2020                                                  1,525,000                1,576,027

   Utility Revenue 5%, 10/1/2023 (Insured; FGIC)                                              2,500,000                2,329,525

Dade County, Aviation Revenue

   6.60%, 10/1/2022 (Insured; MBIA)                                                           1,000,000                1,046,190

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,736,250

Duval County Housing Finance Authority, SFMR

  7.70%, 9/1/2024

   (Collateralized; GNMA, Insured; FGIC)                                                        660,000                  679,265

Florida Board of Education:

  Capital Outlay (Public Education):

      4.50%, 6/1/2019 (Insured; FSA)                                                          7,000,000                6,094,690

      4.50%, 6/1/2022 (Insured; FSA)                                                          3,700,000                3,154,509

      4.75%, 6/1/2023 (Insured; MBIA)                                                         3,000,000                2,647,680

   Lottery Revenue 4.50%, 7/1/2017 (Insured; FGIC)                                            2,110,000                1,878,343

Florida, Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,358,800

   Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA, GNMA)                                            2,325,000                2,445,644

      6.65%, 7/1/2026 (Insured; MBIA)                                                         1,280,000                1,324,288

Hillsborough County, Utility Revenue

   6.625%, 8/1/2011                                                                           4,000,000                4,118,400

Hillsborough County Aviation Authority, Revenue

   (Delta Airlines) 6.80%, 1/1/2024                                                           2,500,000                2,521,175

Jacksonville Electric Authority, Revenue

   (Saint John's River) 5.50%, 10/1/2013                                                      1,770,000                1,792,691

Lee County Housing Finance Authority SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)                                                 970,000                  997,567

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA, GNMA)                                              910,000                1,011,865


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Marion County, Hospital District Improvement Revenue,

   (Munroe Regional Hospital) 5.625%, 10/1/2024                                               1,750,000                1,622,198

Miami-Dade County Housing Finance Authority,

  MFMR (Villa Esperanza Apartments Project)

   5.35%, 10/1/2028                                                                           1,000,000                  888,990

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          9,160,000                8,053,747

Orange County Housing Finance Authority, MFHR

   (Seminole Pointe) 5.75%, 12/1/2023                                                         2,840,000                2,677,410

Osceola County Industrial Development Authority,

  Revenue (Community Provider Pooled Loan

   Program) 7.75%, 7/1/2017                                                                   5,235,000                5,344,569

Palm Beach County, Solid Waste IDR:

   (Okeelanta Power LP Project) 6.85%, 2/15/2021                                              7,500,000  (b)           4,425,000

   (Osceola Power LP) 6.85%, 1/1/2014                                                         5,800,000  (b)           3,422,000

Palm Beach County Housing Finance Authority,

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)                                               1,900,000                1,983,429

Pinellas County Housing Finance Authority, SFMR

  (Multi-County Program)

   6.70%, 2/1/2028 (Collateralized: FNMA, GNMA)                                               4,040,000                4,208,549

Polk County Industrial Development Authority, IDR

   (IMC Fertilizer) 7.525% 1/1/2015                                                           7,000,000                7,150,500

Seminole County, Sales Tax Revenue

   4.625%, 10/1/2022 (Insured; MBIA)                                                          2,015,000                1,742,592

Seminole Water Control District 6.75%, 8/1/2022                                               2,000,000                1,994,080

Tampa:

  Alleghany Health System Revenue (St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,089,500

   Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)                                         2,110,000                  856,913

Tampa Bay, Water Utility System Revenue:

   4.75%, Series A, 10/1/2027 (Insured; FGIC)                                                 5,875,000                5,129,463

   4.75%, Series B, 10/1/2027 (Insured; FGIC)                                                 3,500,000                3,055,850

Tarpon Springs Health Facilities Authority, HR

   (Helen Ellis Memorial Hospital Project)
   7.625%, 5/1/2021                                                                           3,990,000                4,123,266

Village Center Community Development District,

  Recreational Revenue:

      5%, 11/1/2021 (Insured; MBIA)                                                           5,000,000                4,632,850

      5%, 11/1/2023 (Insured; MBIA)                                                           2,000,000                1,870,140

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--7.2%

Guam Power Authority, Revenue

   5%, 10/1/2024 (Insured; AMBAC)                                                             1,000,000                934,510

Puerto Rico Commonwealth, Public Improvement

   4.50%, 7/1/2023 (Insured; FSA)                                                             2,920,000                2,525,391

Puerto Rico Electric Power Authority, Power Revenue

   5%, 7/1/2028 (Insured; FSA)                                                                6,000,000                5,620,920

TOTAL LONG--TERM MUNICIPAL INVESTMENTS

   (cost $130,090,233)                                                                                               124,755,509
------------------------------------------------------------------------------------------------------------------------------------

SHORT--TERM MUNICIPAL INVESTMENTS--1.5%
--------------------------------------------------------------------------------

Martin County, SWDR, VRDN

   (Florida Power & Light Co.) 4.70%
   (cost $1,950,000)                                                                          1,950,000  (c)           1,950,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $132,040,233)                                                            100.0%              126,705,509

CASH AND RECEIVABLES (NET)                                                                          .0%                   20,777

NET ASSETS                                                                                       100.0%              126,726,286




Summary of Abbreviations

AMBAC            American Municipal Bond Assurance
                     Corporation

FGIC             Financial Guaranty Insurance
                     Company

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage
                     Association

HR               Hospital Revenue

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance
                     Insurance Corporation

MFHR             Multi-Family Housing Revenue

MFMR             Multi-Family Mortgage Revenue

SFMR             Single Family Mortgage Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.3

A                                A                               A                                                 1.4

BBB                              Baa                             BBB                                               9.6

BB                               Ba                              BB                                                7.6

B                                B                               B                                                 3.3

F1+, F-1                         VMIG1, MIG1, P1                 SP1, A1                                           1.6

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    13.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABLITIES

October 31, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           132,040,233   126,705,509

Cash                                                                    214,083

Interest receivable                                                   1,882,812

Receivable for investment securities sold                               187,000

Receivable for shares of Beneficial Interest subscribed                  34,008

Prepaid expenses                                                         10,211

                                                                    129,033,623
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            63,537

Payable for investment securities purchased                           2,091,003

Payable for shares of Beneficial Interest redeemed                      100,684

Accrued expenses                                                         52,113

                                                                      2,307,337
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      126,726,286
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     132,239,510

Accumulated net realized gain (loss) on investments                    (178,500)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (5,334,724)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      126,726,286

NET ASSET VALUE PER SHARE



                                                                              Class A          Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                116,194,315         9,978,359     553,612

Shares Outstanding                                                          8,734,145           750,393      41,620
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.30             13.30       13.30

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,685,025

EXPENSES:

Management fee--Note 3(a)                                              357,781

Shareholder servicing costs--Note 3(c)                                 214,710

Legal fees                                                             123,969

Distribution fees--Note 3(b)                                            30,955

Registration fees                                                        8,569

Prospectus and shareholders' reports                                     8,381

Auditing fees                                                            7,741

Custodian fees                                                           6,588

Trustees' fees and expenses--Note 3(d)                                   1,823

Loan commitment fees--Note 2                                               456

Miscellaneous                                                            5,353

TOTAL EXPENSES                                                         766,326

Less-reduction in management fee due to
  undertaking by The Dreyfus Corporation--Note 3(a)                   (136,106)

NET EXPENSES                                                           630,220

INVESTMENT INCOME-NET                                                3,054,805
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                               (190,594)

Net unrealized appreciation (depreciation) on investments            4,363,746

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,173,152

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,227,957

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000  Year Ended
                                              (Unaudited)  April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,054,805       7,363,067

Net realized gain (loss) on investments          (190,594)        179,407

Net unrealized appreciation (depreciation)
   on investments                               4,363,746     (13,406,888)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,227,957      (5,864,414)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,797,410)     (6,493,321)

Class B shares                                   (246,084)       (853,129)

Class C shares                                    (11,311)        (16,617)

Net realized gain on investments:

Class A shares                                         --        (497,191)

Class B shares                                         --         (67,970)

Class C shares                                         --          (1,344)

TOTAL DIVIDENDS                                (3,054,805)     (7,929,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,769,830      10,538,667

Class B shares                                    552,930       2,058,808

Class C shares                                    822,118         255,886

Dividends reinvested:

Class A shares                                    990,984       2,582,873

Class B shares                                     73,077         252,506

Class C shares                                      2,966           5,682

Cost of shares redeemed:

Class A shares                                (12,719,627)    (32,055,233)

Class B shares                                 (5,358,423)    (12,789,483)

Class C shares                                   (741,922)       (167,078)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (10,608,067)    (29,317,372)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,434,915)    (43,111,358)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           133,161,201     176,272,559

END OF PERIOD                                 126,726,286     133,161,201

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                         October 31, 2000  Year Ended
                                              (Unaudited)  April 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       443,772         787,995

Shares issued for dividends reinvested             75,599         196,289

Shares redeemed                                  (976,289)     (2,426,603)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (456,918)     (1,442,319)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        42,105         154,959

Shares issued for dividends reinvested              5,583          19,156

Shares redeemed                                  (412,415)       (962,486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (364,727)       (788,371)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        62,121          19,716

Shares issued for dividends reinvested                225             435

Shares redeemed                                   (56,160)        (12,836)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,186           7,315

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 295,128 CLASS B SHARES REPRESENTING $3,853,591 WERE AUTOMATICALLY CONVERTED TO 295,145 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 451,916 CLASS B SHARES REPRESENTING $6,002,921 WERE AUTOMATICALLY CONVERTED TO 451,819 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended

                                          October 31, 2000                          Year Ended April 30,
                                                                 --------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)      2000       1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.88      14.03      14.17         14.06          14.48         14.51

Investment Operations:

Investment income--net                                 .31        .65        .65           .66            .76           .79

Net realized and unrealized
   gain (loss) on investments                          .42      (1.10)       .05           .26           (.08)          .17

Total from Investment Operations                       .73       (.45)       .70           .92            .68           .96

Distributions:

Dividends from investment
   income-net                                         (.31)      (.65)      (.65)         (.66)          (.76)         (.79)

Dividends from net realized gain
   on investments                                       --       (.05)      (.19)         (.15)          (.34)         (.20)

Total Distributions                                   (.31)      (.70)      (.84)         (.81)         (1.10)         (.99)

Net asset value, end of period                       13.30      12.88      14.03         14.17          14.06         14.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 11.41(b)   (3.19)      5.00          6.73           4.74          6.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .92(b)     .92        .92           .91            .92           .91

Ratio of net investment income
   to average net assets                              4.74(b)    4.92       4.53          4.67           5.27          5.29

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                          .21(b)     .06         --            --             --            --

Portfolio Turnover Rate                               3.08(c)   29.04      88.48         91.18          71.68         54.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     116,194    118,352    149,185       167,793        202,503       227,478

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






                                          Six Months Ended

                                          October 31, 2000                          Year Ended April 30,
                                                                  -------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)       2000         1999         1998          1997         1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.87       14.02        14.17        14.05         14.47        14.51

Investment Operations:

Investment income--net                                 .28         .58          .57          .59           .69          .71

Net realized and unrealized
   gain (loss) on investments                          .43       (1.10)         .04          .27          (.08)         .16

Total from Investment Operations                       .71        (.52)         .61          .86           .61          .87

Distributions:

Dividends from investment
   income-net                                         (.28)       (.58)        (.57)        (.59)         (.69)        (.71)

Dividends from net realized
   gain on investments                                  --        (.05)        (.19)        (.15)         (.34)        (.20)

Total Distributions                                   (.28)       (.63)        (.76)        (.74)        (1.03)        (.91)

Net asset value, end of period                       13.30       12.87        14.02        14.17         14.05        14.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 11.05(b)    (3.68)        4.40         6.26          4.21         6.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.42(b)     1.43         1.42         1.41          1.42         1.41

Ratio of net investment income
   to average net assets                              4.27(b)     4.41         4.02         4.16          4.76         4.77

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                          .23(b)      .06           --          --             --          --

Portfolio Turnover Rate                               3.08(c)    29.04        88.48        91.18         71.68        54.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       9,978      14,353       26,693       32,545        35,802       27,023

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                            Year Ended April 30,
                                                                    -----------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000         1999         1998         1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.88         14.03        14.17        14.05        14.47       14.65

Investment Operations:

Investment income--net                                 .26           .54          .53          .55          .65         .48

Net realized and unrealized
   gain (loss) on investments                          .42         (1.10)         .05          .27         (.08)        .02

Total from Investment Operations                       .68          (.56)         .58          .82          .57         .50

Distributions:

Dividends from investment
   income-net                                         (.26)         (.54)        (.53)        (.55)        (.65)       (.48)

Dividends from net realized
   gain on investments                                  --          (.05)        (.19)        (.15)        (.34)       (.20)

Total Distributions                                   (.26)         (.59)        (.72)        (.70)        (.99)       (.68)

Net asset value, end of period                       13.30         12.88        14.03        14.17        14.05       14.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                 10.61(c)      (3.97)        4.13         5.94         3.95        4.69(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.67(c)       1.73         1.75         1.71         1.97        1.99(c)

Ratio of net investment income
   to average net assets                              3.97(c)       4.11         3.69         3.69         4.60        4.20(c)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                             .29(c)        .10          --           --            --          --

Portfolio Turnover Rate                               3.08(d)      29.04        88.48        91.18        71.68       54.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  554           456          394          366           58          35

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




 NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,283 during the period ended October 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 2000 through April 30, 2001, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of Rule 12b-1 Distribution Plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including litigation expenses related to the fund's holdings of (a) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Okleelanta Power Limited Partnership Project) Series 1993A; and
(b) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Osceola Power Limited Partnership Project) Series 1994A and 1994B, exceed an annual rate of .92 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to
$136,106    during    the    period    ended    October    31,    2000.

The Distributor retained $4,772 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $28,816 and $2,139, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $147,507, $14,408 and $713, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $40,828 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for each telephone meetings. These fees are allocated among the funds in the Fund group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting
fee   paid   at   the   time   the   Board  member  achieves  emeritus  status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $3,826,373 and $9,835,060, respectively.

At  October 31, 2000, accumulated net unrealized depreciation on investments was
$5,334,724,   consisting   of   $3,412,278  gross  unrealized  appreciation  and
$8,747,002 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Florida Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  051SA0010



Dreyfus Premier State

Municipal Bond Fund,

Georgia Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                 Georgia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Georgia Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Georgia Series.


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Georgia Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.33% total return, its Class B shares provided a 5.09% total return and its Class C shares provided a 4.81% total return.(1) In comparison, the
Lipper  Georgia  Municipal  Debt  Funds  category average provided a 5.36% total
return    for    the    same    period.(2)

We attribute the fund's absolute performance to a relatively strong investment environment for municipal bonds over the past six months. The market rally was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. The fund' s relative performance is largely indicative of the overall good performance of Georgia municipal bonds during the reporting period. Given the recent lackluster performance of the stock market in general, many investors have shifted their attention and investment allocations to tax-exempt bond funds.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Georgia state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we look for bonds that we expect to provide consistently high income streams. We strive to find such opportunities through rigorous analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond's maturity and early redemption features. In addition, we conduct extensive credit analyses of our holdings in an attempt to avoid potential defaults on interest
and    principal    payments.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Georgia economies continued to grow strongly. Low levels of unemployment and rising energy prices raised widespread concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period for a total increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the Georgia economy helped keep municipal bond yields relatively low compared to taxable bonds. Georgia and its municipalities enjoyed higher revenues during the reporting period. The resulting budget surpluses curtailed their need to borrow, and resulted in a reduced supply of newly issued securities compared to the same period in 1999. At the same time, demand for tax-exempt securities rose sharply in the wake of a highly volatile and generally declining stock market. When supply falls and demand rises, prices of existing municipal bonds generally tend to move higher.

In this environment, we maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- near the long end of the neutral range. This position was designed to balance the flexibility we needed to take advantage of timely opportunities for higher total returns with the need to lock in the prevailing income stream for as long as practical. In addition, although there was relatively little buying and selling activity during the six-month reporting period, we raised some cash by selling intermediate-term bonds at attractive prices. Intermediate-term bonds were the focus of strong demand from individual investors seeking to protect assets from heightened volatility in the
stock    market.


What is the fund's current strategy?

Because we expect that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have raised the fund' s cash reserves to approximately 8% of the portfolio as of October 31, 2000. We have continued to emphasize investments in the intermediate-term maturity range in order to take advantage of strong demand for these bonds from individual investors when the times comes to sell.

In addition, we are carefully monitoring the current economic slowdown. If we come to believe that slower economic growth will persist or accelerate, we may modestly extend the fund' s average duration to lock in yields before they decline much further.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-GEORGIA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.


                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.1%                                                       Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------


Atlanta, Airport Revenue 5.50%, 1/1/2022 (Insured; FGIC)                                        750,000                  747,615

Clayton County and Clayton County Water Authority,
  Water and Sewer Revenue

   5.10%, 5/1/2016                                                                              500,000                  492,270

Columbia County, Water and Sewer Revenue

   5.40%, 6/1/2011 (Insured; AMBAC)                                                             750,000                  778,913

Fayette County Public Facilities Authority, Revenue

   (Criminal Justice Center) 6%, 6/1/2030                                                       500,000                  521,835

Fayette County School District 6.125%, 3/1/2015                                                 500,000                  533,075

Fulton County, Water and Sewer Revenue:

   5.25%, 1/1/2013 (Insured; FGIC)                                                              500,000                  507,730

   6.375%, 1/1/2014 (Insured; FGIC, Escrowed to Maturity)                                       200,000                  225,040

Fulton County Development Authority, Special Facility Revenue

   (Delta Airlines, Inc. Project) 5.45%, 5/1/2023                                             1,000,000                  879,970

Fulton County Facilities Corporation, COP

   (Fulton County Public Purpose Project)
   5.50%, 11/1/2018 (Insured; AMBAC)                                                            500,000                  501,525

Georgia:

   5.65%, 3/1/2012                                                                            1,000,000                1,067,340

   5.80%, 11/1/2015                                                                             710,000                  756,186

   5.75%, 8/1/2016                                                                              500,000                  534,010

Georgia Housing and Finance Authority, SFMR

   6.50%, 12/1/2017 (Insured; FHA)                                                            1,000,000                1,023,840

Georgia Municipal Gas Authority, Gas Revenue
   (Warner Robins Project)

   5.80%, 1/1/2015 (Insured; MBIA)                                                            1,000,000                1,036,220

Marietta Development Authority, Revenue
   (First Mortgage-Life College)

   5.75%, 9/1/2014 (Insured; FSA)                                                               850,000                  880,234

Marietta School 4.50%, 2/1/2019                                                               1,000,000                  866,620

Meriwether County School District
   5.50%, 2/1/2016 (Insured; FSA)                                                               750,000                  760,103

Metropolitan Atlanta Rapid Transportation Authority,
   Sales Tax Revenue

   6.25%, 7/1/2020 (Insured; AMBAC)                                                             300,000                  332,766

Private Colleges and Universities Authority, Revenue

  (Emory University Project):

      5.50%, 11/1/2019                                                                          750,000                  754,297

      5.50%, 11/1/2020                                                                        2,000,000                2,005,740

   (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)                                 1,000,000                1,062,580


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Royston Hospital Authority, HR

   (Ty Cobb Healthcare System, Inc.) 6.50%, 7/1/2027                                            700,000                  655,501

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $16,371,387)                                                              16,923,410
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.4%
--------------------------------------------------------------------------------

GEORGIA--1.7%

Burke County Development Authority, PCR, VRDN

   (Power Company Plant Vogtle) 4.70%                                                           300,000  (a)             300,000

U. S. RELATED--2.7%

Puerto Rico Commonwealth Highway and

  Transportation Authority, Transportation Revenue, VRDN

   3.90% (Insured; AMBAC)                                                                       500,000  (a)             500,000

TOTAL SHORT--TERM MUNICIPAL INVESTMENTS (cost $800,000)                                                                  800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $17,171,387)                                                              97.5%               17,723,410

CASH AND RECEIVABLES (NET)                                                                         2.5%                  455,810

NET ASSETS                                                                                       100.0%               18,179,220

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

HR                        Hospital Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance

                             Corporation

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.6

AA                               Aa                              AA                                               29.2

BBB                              Baa                             BBB                                               8.7

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           4.5

                                                                                                                 100.0

(A)  SECURITY  PAYABLE ON DEMAND.  VARIABLE  INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.






STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost     Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  17,171,387  17,723,410

Cash                                                                        814

Interest receivable                                                     331,936

Receivable for shares of Beneficial Interest subscribed                 140,000

                                                                     18,196,160
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            15,505

Accrued expenses                                                          1,435

                                                                         16,940
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,179,220
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      18,025,282

Accumulated net realized gain (loss) on investments                    (398,085)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                               552,023
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,179,220

NET ASSET VALUE PER SHARE



                                                                             Class A         Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             12,081,844       6,085,854        11,522

Shares Outstanding                                                            913,977         460,242           873
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.22           13.22         13.20



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        520,705

EXPENSES:

Management fee--Note 3(a)                                               51,229

Shareholder servicing costs--Note 3(c)                                  31,104

Distribution fees--Note 3(b)                                            15,855

Registration fees                                                       13,193

Prospectus and shareholders' reports                                     6,360

Professional fees                                                        3,741

Custodian fees                                                           1,028

Trustees' fees and expenses--Note 3(d)                                     393

Loan commitment fees--Note 2                                                59

Miscellaneous                                                            3,914

TOTAL EXPENSES                                                         126,876

INVESTMENT INCOME-NET                                                  393,829
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (160,853)

Net unrealized appreciation (depreciation) on investments              717,959

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 557,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   950,935

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months Ended
                                                  October 31, 2000   Year Ended
                                                    (Unaudited)  April 30, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                     393,829     836,373

Net realized gain (loss) on investments                   (160,853)   (169,957)

Net unrealized appreciation (depreciation) on investments  717,959  (1,301,091)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                               950,935    (634,675)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                            (270,102)   (489,538)

Class B shares                                            (122,721)   (344,586)

Class C shares                                              (1,006)     (2,249)

TOTAL DIVIDENDS                                           (393,829)   (836,373)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                           1,147,699   5,413,341

Class B shares                                             566,388   2,217,910

Class C shares                                                 204     109,675

Dividends reinvested:

Class A shares                                             166,908     299,966

Class B shares                                              75,002     199,528

Class C shares                                                 122         639

Cost of shares redeemed:

Class A shares                                          (1,445,957) (1,924,109)

Class B shares                                          (1,416,445) (7,580,619)

Class C shares                                             (79,353)    (65,267)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                       (985,432) (1,328,936)

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (428,326) (2,799,984)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                     18,607,546  21,407,530

END OF PERIOD                                           18,179,220  18,607,546

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2000  Year Ended
                                              (Unaudited)  April 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                        88,868         408,892

Shares issued for dividends reinvested             12,790          23,161

Shares redeemed                                  (110,444)       (144,231)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (8,786)        287,822
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        43,365         164,950

Shares issued for dividends reinvested              5,747          15,350

Shares redeemed                                  (109,454)       (571,205)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (60,342)       (390,905)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                            15           8,400

Shares issued for dividends reinvested                 10              49

Shares redeemed                                    (6,030)         (4,941)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,005)          3,508

(A)  DURING  THE  PERIOD  ENDED   OCTOBER  31,  2000,   71,924  CLASS  B  SHARES
     REPRESENTING $931,305 WERE AUTOMATICALLY CONVERTED TO 71,944 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 271,943 CLASS B SHARES

  REPRESENTING $3,559,075 WERE AUTOMATICALLY CONVERTED TO 272,136 CLASS A
SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total Return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended

                                          October 31, 2000                            Year Ended April 30,
                                                                   ------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)        2000          1999         1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.83        13.81         13.63        13.22        13.05       12.80

Investment Operations:

Investment income--net                                 .29          .59           .60          .61          .62         .66

Net realized and unrealized
   gain (loss) on investments                          .39         (.98)          .18          .41          .17         .25

Total from Investment Operations                       .68         (.39)          .78         1.02          .79         .91

Distributions:

Dividends from investment
   income-net                                         (.29)        (.59)         (.60)        (.61)        (.62)       (.66)


Net asset value, end of period                       13.22        12.83         13.81        13.63        13.22       13.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.57(b)     (2.76)         5.74         7.76         6.16        7.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.20(b)       .94           .99          .95          .98         .74

Ratio of net investment income

   to average net assets                              4.39(b)      4.57          4.27         4.44         4.71        5.00

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --          .32           --           --           --          .21

Portfolio Turnover Rate                              17.28(c)     54.72         69.13        36.64        50.96       33.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      12,082       11,839         8,769        6,232        6,598       8,346

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                          Year Ended April 30,
                                                                   -----------------------------------------------------------

CLASS B SHARES                                  (Unaudited)        2000        1999          1998          1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.83        13.82       13.63         13.22         13.06       12.80

Investment Operations:

Investment income--net                                 .26          .53         .53           .54           .56         .59

Net realized and unrealized
   gain (loss) on investments                          .39         (.99)        .19           .41           .16         .26

Total from Investment Operations                       .65         (.46)        .72           .95           .72         .85

Distributions:

Dividends from investment
   income-net                                         (.26)        (.53)       (.53)         (.54)         (.56)       (.59)

Net asset value, end of period                       13.22        12.83       13.82         13.63         13.22       13.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.10(b)     (3.31)       5.29          7.24          5.55        6.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.68(b)      1.45        1.49          1.44          1.47        1.24

Ratio of net investment income

   to average net assets                              3.92(b)      4.02        3.79          3.94          4.20        4.46

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --          .28         --            --             --         .20

Portfolio Turnover Rate                              17.28(c)     54.72       69.13         36.64         50.96       33.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       6,086        6,681      12,592        17,558        18,211      20,106

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.








                                          Six Months Ended

                                          October 31, 2000                            Year Ended April 30,
                                                                    ------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000         1999         1998         1997         1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.82         13.80        13.62        13.22        13.05         12.85

Investment Operations:

Investment income--net                                 .23           .49          .44          .47          .51           .38

Net realized and unrealized
   gain (loss) on investments                          .38          (.98)         .18          .40          .17           .20

Total from Investment Operations                       .61          (.49)         .62          .87          .68           .58

Distributions:

Dividends from investment
   income-net                                         (.23)         (.49)        (.44)        (.47)        (.51)         (.38)

Net asset value, end of period                       13.20         12.82        13.80        13.62        13.22         13.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  9.54(c)      (3.51)        4.59         6.61         5.30          6.28(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 2.19(c)       1.65         1.99         1.91         1.80          1.98(c)

Ratio of net investment income
   to average net assets                              3.77(c)       3.82         3.28         3.48         3.87          3.73(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           .30           --          --           --            --

Portfolio Turnover Rate                              17.28(d)      54.72        69.13        36.64        50.96         33.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          12            88           47           42          105            88

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,127 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $42,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $25,000 of the carryover expires in fiscal 2004 and $17,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the funds' average daily net assets and is payable monthly

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $15,655 and $200, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $15,392, $7,827 and $67, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $5,619 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $2,952,585 and $3,409,420, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $552,023, consisting of $666,702 gross unrealized appreciation and $114,679 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

Effective November 6, 2000, the Board approved a proposal to liquidate the fund and distribute its assets pro rata to fund shareholders. The anticipated date of liquidation of the fund is January 11, 2001.



                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,

                        Georgia Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  068SA0010



Dreyfus Premier

State Municipal

Bond Fund,

Maryland Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                Maryland Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Maryland Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 4.58% total return, its Class B shares provided a 4.32% total return and its Class C shares provided a 4.18% total return.(1) In comparison, the Lipper Maryland Municipal Debt Funds category average provided a 4.83% total return for the same period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds over the past six months, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. However, our lagging performance relative to our peer group is primarily the result of credit concerns surrounding a few of the fund's holdings, which constrained the fund's returns.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Maryland state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Maryland economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period for a total increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the Maryland economy helped keep municipal bond yields relatively low compared to taxable bonds. Maryland and its municipalities enjoyed higher revenues during the reporting period, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady,
prices    of    existing    bonds    tend    to    move    higher.

In this environment, we received particularly strong returns from some of the out-of-favor bonds -- including bonds selling at deep discounts to their face values -- that we had purchased during the 1999 market decline. As these discount securities returned to favor among investors and their prices rose, we gradually sold them. We redeployed the proceeds of those sales primarily to relatively defensive, income-oriented bonds with attractive yields and modest price premiums.

However, some out-of-favor bonds remained out of favor because of persistent concerns regarding the fiscal health of certain issuers, particularly Maryland hospitals. Although we remain confident that these bonds should recover, they have not yet done so.


What is the fund's current strategy?

Because we expect that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we are currently on the lookout for out-of-favor Maryland bonds that, in our opinion, are likely to return to favor in the future. However, with little new supply in the Maryland marketplace, such opportunities have been few.

In addition, a relatively large number of municipal bonds are scheduled to mature shortly after the new year begins, which may set the stage for strong market performance as investors reinvest their principal. In our opinion, this should maintain demand for high quality, tax-exempt, fixed-income securities even if the supply of new municipal bonds changes directions and starts to rise.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MARYLAND RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.1%                                                       Amount ($)   Value ($)
------------------------------------------------------------------------------------------------------------------------------

MARYLAND--87.0%

Anne Arundel County:

   General Improvement 4.50%, 8/1/2018                                                          870,000     770,237

   Water and Sewer:

      4.50%, 8/1/2018                                                                           265,000     234,613

      4.50%, 8/1/2019                                                                         1,495,000   1,313,537

      4.50%, 8/1/2020                                                                         1,455,000   1,268,716

Baltimore:

  (Tindeco Wharf Project)

      6.60%, 12/20/2024 (Collateralized; GNMA)                                                4,250,000   4,376,183

   Port Facilities Revenue (Consolidated Coal Sales)

      6.50%, 12/1/2010                                                                        4,090,000   4,309,715

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     3,070,000   3,084,890

Baltimore County:

   Mortgage Revenue, Zero coupon, 9/1/2024                                                    2,280,000     543,210

   Nursing Facility Mortgage Revenue

      (Eastpoint Rehabilitation & Nursing Centers):

         6.75%, 4/1/2015                                                                      1,000,000     732,600

         6.75%, 4/1/2028                                                                      1,500,000   1,054,215

   PCR (Bethlehem Steel Corp. Project):

      7.50%, 6/1/2015                                                                         8,130,000   7,870,978

      7.55%, 6/1/2017                                                                         4,945,000   4,799,320

Gaithersburg, Hospital Facilities Improvement Revenue

  (Shady Grove)

   6.50%, 9/1/2012 (Insured; FSA)                                                            10,000,000  11,302,900

Howard County, COP 8.15%, 2/15/2020                                                             605,000     799,453

Maryland, Allegany College 6%, 9/1/2032                                                       2,000,000   1,974,060

Maryland, COP (Aviation Administration Facilities Project):

   4.75%, 5/1/2015                                                                              565,000     525,653

   4.75%, 5/1/2016                                                                              750,000     693,825

   4.75%, 5/1/2017                                                                            1,650,000   1,514,403

   4.75%, 5/1/2018                                                                            1,730,000   1,572,155

Maryland Community Development Administration,

  Department of Housing and Community Development:

    Housing Revenue,

         5.95%, 7/1/2023                                                                      4,985,000   5,065,657

      MFHR:

         6.50%, 5/15/2013                                                                     3,000,000   3,109,230

         6.85%, 5/15/2033                                                                     3,075,000   3,156,149

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000   8,010,767

      Residential 5.25%, 9/1/2029                                                             3,600,000   3,281,868



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)   Value ($)
------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Community Development Administration,

  Department of Housing and Community Development (continued):

    Single Family Program:

         6.95%, 4/1/2011                                                                      2,480,000   2,518,217

         5.15%, 4/1/2018                                                                      1,950,000   1,828,749

         6.55%, 4/1/2026                                                                      6,715,000   6,926,858

         6.75%, 4/1/2026                                                                      3,880,000   3,964,157

         5.25%, 4/1/2029                                                                      6,785,000   6,189,074

Maryland Economic Development Corp., Revenue (Health and

  Mental Hygiene Providers Facilities Acquisition Program):

      8.375%, 3/1/2013                                                                        3,900,000   4,043,247

      8.75%, 3/1/2017                                                                         4,670,000   4,614,800

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

      (Calvert Memorial Hospital) 5%, 7/1/2028                                                1,410,000   1,218,973

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            9,890,000   7,897,165

      (Helix Health Issue) 5%, 7/1/2027 (Insured; AMBAC)                                      5,580,000   5,204,968

      (Johns Hopkins Hospital):

         4.75%, 5/15/2033                                                                     7,100,000   6,146,825

         4.50%, 5/15/2035                                                                     2,395,000   1,951,757

      (Loyola College) 5%, 10/1/2039                                                          1,325,000   1,198,555

      (Medlantic Helix Issue)

         4.75%, 8/15/2028 (Insured; FSA)                                                     32,385,000  26,785,310

      (Union Hospital of Cecil County) :

         6.70%, 7/1/2009                                                                      2,320,000   2,455,720

         4.75%, 7/1/2013                                                                      1,840,000   1,614,729

         5.10%, 7/1/2022                                                                      1,120,000     974,478

      (University of Maryland Medical Systems)

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000   5,357,610

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                700,000     514,500

Maryland Local Government Insurance Trust, COP

   7.125%, 8/1/2009                                                                           3,250,000   3,334,468

Montgomery County Housing Opportunities Commission,
   Revenue:

      Multi-Family Mortgage:

         7.05%, 7/1/2032                                                                      2,485,000   2,557,140

         7.375%, 7/1/2032                                                                     1,805,000   1,845,522

      Single Family Mortgage:

         7.375%, 7/1/2017                                                                       250,000     252,493

         6.625%, 7/1/2026                                                                     1,000,000   1,027,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Montgomery County Housing Opportunities Commission,
  Revenue (continued):

    Single Family Mortgage (continued):

         Zero Coupon, 7/1/2027                                                               12,165,000   2,443,340

         Zero Coupon, 7/1/2028                                                               41,975,000   8,266,557

Northeast Waste Disposal Authority:

  RRR (Baltimore Resco Retrofit Project)

      5%, 1/1/2012                                                                            4,235,000   3,683,899

   Solid Waste Revenue

      (Montgomery County Resource Recovery Project):

         6%, 7/1/2008                                                                         2,690,000   2,856,726

         6.20%, 7/1/2010                                                                     10,000,000  10,438,700

         6.30%, 7/1/2016                                                                     14,205,000  14,618,224

Prince Georges County, Revenue

  (Dimensions Health Corp.)

   5.30%, 7/1/2024                                                                           12,585,000   7,075,413

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartment Project)

         6.80%, 7/1/2025 (Insured: FHA & MBIA)                                                4,300,000   4,424,829

      (Parkway Terrace Apartments)

         5.90%, 1/20/2020 (Collateralized; GNMA)                                              2,195,000   2,209,970

      (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000   2,090,600

      (Stevenson Apartments Project)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000   3,060,630

   SFMR

      6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)                                          3,700,000   3,787,949

U.S. RELATED--12.1%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                             10,000,000  10,369,700

Puerto Rico Commonwealth, Public Improvement:

   4.50%, 7/1/2023 (Insured; AMBAC)                                                           5,000,000   4,324,300

   5%, 7/1/2026 (Insured; FSA)                                                                1,795,000   1,674,789

Puerto Rico Electric Power Authority, Power Revenue:

   4.50%, 7/1/2019 (Insured; FSA)                                                             2,970,000   2,654,972

   4.75%, 7/1/2024                                                                            1,245,000   1,128,418

   5%, 7/1/2028                                                                                 930,000     853,126

   5%, 7/1/2028                                                                               8,885,000   8,323,646

Puerto Rico Public Buildings Authority, Revenue

   5%, 7/1/2027 (Insured; AMBAC)                                                              4,000,000   3,768,520

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $278,152,440)                                               269,841,707




                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.6%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Maryland Energy Financing Administration, SWDR, VRDN

   (Cimenteries) 4.80% (cost $1,700,000)                                                      1,700,000  (a)           1,700,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $279,852,440)                                                             99.7%              271,541,707

CASH AND RECEIVABLES (NET)                                                                          .3%                  699,383

NET ASSETS                                                                                       100.0%              272,241,090



Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

FNMA                Federal National
                        Mortgage Association

FSA                 Financial Security Assurance

GNMA                Government National
                        Mortgage Association

LR                  Lease Revenue

MBIA                Municipal Bond
                        Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)




Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              35.0

AA                               Aa                              AA                                               28.1

A                                A                               A                                                16.9

BBB                              Baa                             BBB                                              10.7

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                            .6

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     8.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POORS
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(C)  AT OCTOBER 31,  2000,  THE FUND HAD  $88,430,711  (32.5% OF NET ASSETS) AND
     $84,021,787  (30.9% OF NET ASSETS)  INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL  AND INTEREST IS DEPENDENT  UPON REVENUES  GENERATED  FROM HEALTH
     CARE AND HOUSING PROJECTS, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           279,852,440    271,541,707

Cash                                                                     18,229

Interest receivable                                                   4,658,882

Receivable for investment securities sold                               730,024

Receivable for shares of Benefical Interest subscribed                  147,000

Prepaid expenses                                                          8,735

                                                                    277,104,577
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           206,409

Payable for investment securities purchased                           4,382,982

Payable for shares of Benefical Interest redeemed                       243,271

Accrued expenses                                                         30,825

                                                                      4,863,487
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      272,241,090
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     281,256,495

Accumulated net realized gain (loss) on investments                   (704,672)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (8,310,733)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     272,241,090

NET ASSET VALUE PER SHARE



                                                                              Class A           Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            226,178,340        43,261,569          2,801,181

Shares Outstanding                                                         18,915,116         3,617,389            234,089
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.96            11.96               11.97



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,449,579

EXPENSES:

Management fee--Note 3(a)                                              757,816

Shareholder servicing costs--Note 3(c)                                 428,885

Distribution fees--Note 3(b)                                           118,491

Professional fees                                                       19,397

Custodian fees                                                          14,115

Registration fees                                                        9,776

Prospectus and shareholders' reports                                     8,677

Trustees' fees and expenses--Note 3(d)                                   3,704

Loan commitment fees--Note 2                                               928

Miscellaneous                                                            7,772

TOTAL EXPENSES                                                       1,369,561

INVESTMENT INCOME--NET                                               7,080,018
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (482,290)

Net unrealized appreciation (depreciation) on investments            5,462,880

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,980,590

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,060,608

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,080,018           15,340,606

Net realized gain (loss) on investments          (482,290)            (227,377)

Net unrealized appreciation
   (depreciation) on investments                5,462,880          (27,588,286)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,060,608          (12,475,057)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (5,999,130)         (12,863,151)

Class B shares                                (1,022,408)          (2,348,233)

Class C shares                                   (58,480)            (129,222)

Net realized gain on investments:

Class A shares                                       --            (2,150,363)

Class B shares                                       --              (412,360)

Class C shares                                       --               (26,427)

TOTAL DIVIDENDS                               (7,080,018)         (17,929,756)
--------------------------------------------------------------------------------

BENEFICAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,938,261          29,986,633

Class B shares                                  4,226,740          12,404,497

Class C shares                                    605,713           1,029,824

Dividends reinvested:

Class A shares                                  3,605,110           9,283,726

Class B shares                                    563,908           1,669,377

Class C shares                                     32,453              95,038

Cost of shares redeemed:

Class A shares                               (16,695,520)         (49,455,500)

Class B shares                                (5,359,140)         (25,629,469)

Class C shares                                  (108,778)          (1,823,597)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (7,191,253)         (22,439,471)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,210,663)         (52,844,284)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           274,451,753          327,296,037

END OF PERIOD                                 272,241,090          274,451,753

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                         October 31, 2000         Year Ended
                                              (Unaudited)     April 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       500,900           2,445,834

Shares issued for dividends reinvested            303,534             770,041

Shares redeemed                                (1,406,473)         (4,117,990)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (602,039)           (902,115)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       357,008            1,004,505

Shares issued for dividends reinvested             47,473              138,189

Shares redeemed                                  (452,096)          (2,098,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (47,615)            (955,737)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        51,373               83,092

Shares issued for dividends reinvested              2,729                7,865

Shares redeemed                                    (9,211)            (151,541)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      44,891              (60,584)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 191,732 CLASS B SHARES REPRESENTING $2,281,150 WERE AUTOMATICALLY CONVERTED TO 191,791 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 1,092,388 CLASS B SHARES REPRESENTING $13,370,068 WERE AUTOMATICALLY CONVERTED TO 1,092,760 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.74         12.94         13.05         12.70          12.69         12.54

Investment Operations:

Investment income--net                                 .31           .63           .65           .67            .68           .67

Net realized and unrealized gain

   (loss) on investments                               .22         (1.10)          .09           .50            .18           .23

Total from Investment Operations                       .53          (.47)          .74          1.17            .86           .90

Distributions:

Dividends from investment
   income--net                                        (.31)         (.63)         (.65)         (.67)          (.68)         (.67)

Dividends from net realized
   gain on investments                                  --          (.10)         (.20)         (.15)          (.17)         (.08)

Total Distributions                                  (.31)         (.73)         (.85)          (.82)         (.85)         (.75)

Net asset value, end of period                      11.96         11.74         12.94          13.05         12.70         12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  9.09(b)      (3.61)         5.76           9.40          6.91          7.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .91(b)        .91           .90            .90           .90           .90

Ratio of net investment income

   to average net assets                             5.23(b)       5.16          4.97           5.12          5.29          5.23

Portfolio Turnover Rate                              6.25(c)      28.37         29.30          18.12         43.63         41.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     226,178      229,184       264,255        262,560       266,658       283,878

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.74         12.94         13.05         12.70          12.69         12.54

Investment Operations:

Investment income--net                                 .28           .56           .58           .60            .61           .61

Net realized and unrealized

   gain (loss)on investments                           .22         (1.10)          .09           .50            .18           .23

Total from Investment Operations                       .50          (.54)          .67          1.10            .79           .84

Distributions:

Dividends from investment
   income--net                                        (.28)         (.56)         (.58)         (.60)          (.61)         (.61)

Dividends from net realized
   gain on investments                                  --          (.10)         (.20)         (.15)          (.17)         (.08)

Total Distributions                                  (.28)          (.66)         (.78)         (.75)          (.78)         (.69)

Net asset value, end of period                      11.96          11.74         12.94         13.05          12.70         12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  8.57(b)       (4.12)         5.20          8.83           6.34          6.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.41(b)        1.43          1.42          1.42           1.43          1.43

Ratio of net investment income

   to average net assets                             4.71(b)        4.62          4.44          4.59           4.75          4.68

Portfolio Turnover Rate                              6.25(c)       28.37         29.30         18.12          43.63         41.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      43,262        43,044        59,806        50,141         45,329        41,179

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 11.75         12.95         13.06         12.71          12.69         12.67

Investment Operations:

Investment income--net                                 .27           .54           .55           .57            .58           .41

Net realized and unrealized

   gain (loss)on investments                           .22         (1.10)          .09           .50            .19           .10

Total from Investment Operations                       .49          (.56)          .64          1.07            .77           .51

Distributions:

Dividends from investment
   income--net                                        (.27)         (.54)         (.55)         (.57)         (.58)         (.41)

Dividends from net realized
   gain on investments                                  --          (.10)         (.20)         (.15)         (.17)         (.08)

Total Distributions                                   (.27)         (.64)         (.75)         (.72)         (.75)         (.49)

Net asset value, end of period                       11.97         11.75         12.95         13.06         12.71         12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                  8.41(c)      (4.32)         4.93           8.55          6.16          5.57(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.67(c)       1.65          1.66          1.67           1.64         1.80(c)

Ratio of net investment income

   to average net assets                             4.44(c)       4.41          4.15          4.29           4.47         4.59(c)

Portfolio Turnover Rate                              6.25(d)      28.37         29.30         18.12          43.63         41.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                         2,801        2,223         3,235         1,618            202            27

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Maryland Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $10,999 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover  of  approximately $205,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles.
If    not    applied,    the    carryover    expires    in    fiscal    2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or
emergency    purposes,    including   the   financing   of   redemp-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $3,846 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $108,604 and $9,887, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $286,864, $54,302 and $3,296, respectively, pursuant to the
Shareholder    Services    Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $79,306 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $16,663,270 and $20,039,808, respectively.

At  October 31, 2000, accumulated net unrealized depreciation on investments was
$8,310,733,   consisting   of   $6,102,382  gross  unrealized  appreciation  and
$14,413,115 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Maryland Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                       Providence, RI 02940

                      Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  052SA0010



Dreyfus Premier

State Municipal

Bond Fund,

Massachusetts Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                           Massachusetts Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.43% total return, its Class B shares provided a 5.26% total return and its Class C shares provided a 4.94% total return.(1) In comparison, the Lipper Massachusetts Municipal Debt Funds category average provided a 5.33%
total    return    for    the    same    period.(2)

We attribute the fund' s performance to a relatively strong investment environment for municipal bonds, which was driven over the past six months primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Massachusetts. Based on that assessment, we select the individual Massachusetts tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we   expect   the   supply   of   newly   issued
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Massachusetts municipal bond funds.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Massachusetts economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period, for an increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, Massachusetts and its municipalities enjoyed higher revenues during the reporting period. The state's strong economy curtailed its need to borrow and resulted in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of existing
bonds    generally    tend    to    move    higher.

Accordingly, we became less cautious as the investment climate improved. Our defensive position early in the reporting period -- which emphasized income-oriented bonds selling at a slight premium to face value -- held back the fund' s performance when the market rally began. But as it became more apparent that the economy was slowing, we shifted assets to longer term bonds selling at a slight discount to their face value. This slightly more aggressive positioning enabled the fund to participate more fully in the market rally.


What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently put some cash to work in modestly aggressive bonds that have, in our opinion, good liquidity characteristics. On the other hand, we have avoided market sectors, such as hospitals, that we believe are likely to remain relatively illiquid. Accordingly, we have maintained our modestly aggressive security selection strategy. Despite the relative lack of supply, we continued to find attractive investment opportunities in the Massachusetts marketplace.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

October 31, 2000



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.1%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--74.3%

Boston Industrial Development Financing Authority,
  Sewer Facility Revenue

   (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015                                     2,500,000                2,564,150

Greater Lawrence Sanitation District

   5.75%, 6/15/2014 (Insured; MBIA)                                                           1,425,000                1,510,685

Lynn Water and Sewer Commission, General Revenue

   7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000)                                    1,000,000  (a)           1,022,340

Massachusetts Bay Transportation Authority,

  General Transportation Systems

   7%, 3/1/2021                                                                               1,000,000                1,176,950

Massachusetts Commonwealth

   7%, 8/1/2012 (Prerefunded 8/1/2001)                                                        1,850,000  (a)           1,922,316

Massachusetts Development Finance Agency, Revenue

   (Landmark School) 5.25%, 6/1/2029                                                          1,100,000                  993,212

Massachusetts Educational Financing
   Authority, Education Loan Revenue

   5.85%, 7/1/2014 (Insured; AMBAC)                                                           1,155,000                1,186,520

Massachusetts Education Loan Authority,
   Education Loan Revenue

   7.75%, 1/1/2008 (Insured; MBIA)                                                              635,000                  643,941

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Boston Universtiy) 6%, 5/15/2059                                                       2,500,000                2,534,425

      (Medical Center of Central Massachusetts) 7.10%, 7/1/2021                               1,000,000                1,037,460

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          2,050,000                2,094,526

      (Northeastern University) 5%, 10/1/2029 (Insured; MBIA)                                 2,500,000                2,268,050

      (Stonehill College) 5.25%, 7/1/2028 (Insured; MBIA)                                     2,000,000                1,889,880

Massachusetts Housing Finance Agency, Housing Development

   5.40%, 6/1/2020 (Insured; MBIA)                                                            1,850,000                1,776,500

Massachusetts Industrial Finance Agency, Revenue:

   (College of the Holy Cross) 5%, 9/1/2023 (Insured; MBIA)                                   3,100,000               2,848,652

   (Suffolk University) 5.25%, 7/1/2027 (Insured; AMBAC)                                      1,000,000                 951,750

   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        3,000,000               3,099,810

   Health Care Facility (Health Foundation, Inc. Project)
      6.75%, 12/1/2027                                                                        1,000,000                 915,680

   Resource Recovery (Ogden Haverhill Project)
      5.60%, 12/1/2019                                                                        1,000,000                 878,530

Massachusetts Port Authority, Revenue

   Special Project (Harborside Hyatt) 10%, 3/1/2026                                           3,000,000               3,092,250

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

   (New Bedford Program) 4.75%, 2/1/2026 (Insured; FGIC)                                      3,000,000               2,611,680


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Narragansett Regional School District
   6.50%, 6/1/2016 (Insured; AMBAC)                                                           1,205,000               1,333,682

Route 3 North Transportation Improvement Association, LR

   5.75%, 6/15/2018 (Insured; MBIA)                                                           2,000,000               2,061,700

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                     1,750,000               1,945,615

U.S. RELATED--18.8%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              1,500,000               1,555,455

Puerto Rico Commonwealth 6%, 7/1/2014                                                         1,000,000               1,030,260

Puerto Rico Commonwealth Highway and

  Transportation Authority, Highway Revenue:

      5.841%, 7/1/2009                                                                        1,000,000  (b)           1,055,000

      5.941%, 7/1/2010                                                                        1,000,000  (b)           1,055,000

      5%, 7/1/2036                                                                            2,000,000                1,818,880

Puerto Rico Public Buildings Authority,

   Guaranteed Government Facilities Revenue
   6.25%, 7/1/2015 (Insured; AMBAC)                                                           1,100,000                1,250,865

Virgin Islands Public Finance Authority, Revenue

   7.25%, 10/1/2018 (Prerefunded 10/1/2002)                                                   2,750,000  (a)           2,958,587

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $51,776,523)                                                                                                 53,084,351
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.2%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority,

   Revenue, VRDN (Capital Assets Program)
   4.55% (cost $3,000,000)                                                                    3,000,000  (c)           3,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $54,776,523)                                                              98.3%               56,084,351

CASH AND RECEIVABLES (NET)                                                                         1.7%                  955,598

NET ASSETS                                                                                       100.0%               57,039,949

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                  American Municipal Bond
                          Assurance Corporation

FGIC                   Financial Guaranty Insurance
                          Company

LR                     Lease Revenue

MBIA                   Municipal Bond Investors
                          Assurance Insurance Corporation

VRDN                   Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                             AAA                                              54.5

AA                               Aa                              AA                                                5.2

A                                A                               A                                                 9.6

BBB                              Baa                             BBB                                              18.2

F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                          5.4

Not Rated( d)                    Not Rated (d)                   Not Rated( d)                                     7.1

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE  INTEREST RATE SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT OCTOBER 31, 2000, 28.3% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  54,776,523  56,084,351

Interest receivable                                                   1,028,862

Receivable for shares of Beneficial Interest subscribed                  60,318

Receivable for investment securities sold                                49,688

Prepaid expenses                                                          8,283

                                                                     57,231,502
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            43,047

Payable for shares of Beneficial Interest redeemed                      100,000

Accrued expenses                                                         48,506

                                                                        191,553
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,039,949
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      57,495,256

Accumulated net realized gain (loss) on investments                  (1,763,135)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,307,828
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,039,949

NET ASSET VALUE PER SHARE



                                                                              Class A               Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                             52,224,333              4,661,943        153,673

Shares Outstanding                                                          4,754,362                424,667         13,981
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   10.98                  10.98          10.99

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,764,842

EXPENSES:

Management fee--Note 3(a)                                              157,081

Shareholder servicing costs--Note 3(c)                                  89,756

Distribution fees--Note 3(b)                                            12,351

Registration fees                                                        9,900

Prospectus and shareholders' reports                                     6,505

Professional fees                                                        6,150

Custodian fees                                                           3,363

Trustees' fees and expenses--Note 3(d)                                     937

Loan commitment fees--Note 2                                               184

Miscellaneous                                                            6,529

TOTAL EXPENSES                                                         292,756

INVESTMENT INCOME--NET                                               1,472,086
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (113,695)

Net unrealized appreciation (depreciation) on investments            1,652,822

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,539,127

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,011,213

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,472,086           3,162,470

Net realized gain (loss) on investments          (113,695)         (1,652,208)

Net unrealized appreciation (depreciation)
   on investments                               1,652,822          (3,970,259)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,011,213          (2,459,997)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,358,313)          (2,893,777)

Class B shares                                  (110,554)            (259,468)

Class C shares                                    (3,219)              (9,225)

Net realized gain on investments:

Class A shares                                       --               (69,030)

Class B shares                                       --                (6,415)

Class C shares                                       --                  (209)

TOTAL DIVIDENDS                               (1,472,086)          (3,238,124)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,146,923           3,182,470

Class B shares                                    259,080             939,541

Class C shares                                      9,353              86,863

Dividends reinvested:

Class A shares                                    796,340           1,761,629

Class B shares                                     65,639             168,615

Class C shares                                      1,373               5,188

Cost of shares redeemed:

Class A shares                                (3,010,239)         (11,874,551)

Class B shares                                  (439,075)          (2,659,322)

Class C shares                                    (2,055)            (274,987)

Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions             (172,661)          (8,664,554)

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,366,466          (14,362,675)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            55,673,483          70,036,158

END OF PERIOD                                  57,039,949          55,673,483

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2000         Year Ended
                                              (Unaudited)     April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       198,192             289,495

Shares issued for dividends reinvested             73,246             161,649

Shares redeemed                                  (277,614)         (1,081,816)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,176)           (630,672)
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        23,838              85,696

Shares issued for dividends reinvested              6,040              15,461

Shares redeemed                                   (40,290)           (243,009)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (10,412)           (141,852)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                           878               7,999

Shares issued for dividends reinvested                126                 469

Shares redeemed                                      (192)            (24,788)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         812             (16,320)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 22,429 CLASS B SHARES REPRESENTING $245,056 WERE AUTOMATICALLY CONVERTED TO 22,418 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 125,833 CLASS B SHARES REPRESENTING $1,379,884 WERE AUTOMATICALLY CONVERTED TO 125,799 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                          October 31, 2000                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.69         11.68          11.75         11.40          11.50         11.53

Investment Operations:

Investment income--net                                 .28           .57            .59           .61            .63           .66

Net realized and unrealized

   gain (loss) on investments                          .29          (.98)           .11           .40            .17            --

Total from Investment Operations                       .57          (.41)           .70          1.01            .80           .66

Distributions:

Dividends from investment
   income--net                                        (.28)         (.57)          (.59)         (.61)         (.63)         (.66)

Dividends from net realized
   gain on investments                                  --          (.01)          (.18)         (.05)         (.27)         (.03)

Total Distributions                                  (.28)          (.58)          (.77)         (.66)         (.90)         (.69)

Net asset value, end of period                      10.98          10.69          11.68         11.75         11.40         11.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                10.77(b)       (3.42)          6.08          9.04          7.08          5.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .98(b)          .98            .93           .91           .92           .92

Ratio of net investment income

   to average net assets                           5.20(b)          5.22           4.97          5.23          5.46          5.57

Portfolio Turnover Rate                           27.96(c)         57.94          47.11         48.69          24.45         34.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     52,224         50,885         62,958        60,529         65,809        68,812

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.68         11.67         11.75         11.40          11.49         11.52

Investment Operations:

Investment income--net                                 .26           .52           .53           .55            .57           .60

Net realized and unrealized

   gain (loss) on investments                          .30          (.98)          .10           .40            .18            --

Total from Investment Operations                       .56          (.46)          .63           .95            .75           .60

Distributions:

Dividends from investment
   income--net                                        (.26)         (.52)         (.53)          (.55)         (.57)         (.60)

Dividends from net realized
   gain on investments                                  --          (.01)         (.18)          (.05)         (.27)         (.03)

Total Distributions                                   (.26)         (.53)         (.71)          (.60)         (.84)         (.63)

Net asset value, end of period                       10.98         10.68         11.67          11.75          11.40         11.49
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.43(b)      (3.93)         5.46           8.49           6.63          5.15
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.49(b)       1.49          1.43           1.42           1.43          1.43

Ratio of net investment income

   to average net assets                              4.69(b)       4.70          4.46           4.71           4.94          5.03

Portfolio Turnover Rate                              27.96(c)      57.94         47.11          48.69          24.45         34.86
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                         4,662         4,648         6,733          6,584          6,064         5,255

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





                                          Six Months Ended

                                          October 31, 2000                                   Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.70         11.69         11.76         11.41          11.48         11.59

Investment Operations:

Investment income--net                                 .23           .49           .50           .52            .54           .40

Net realized and unrealized

   gain (loss) on investments                          .29          (.98)          .11           .40            .20          (.08)

Total from Investment Operations                       .52          (.49)          .61           .92            .74           .32

Distributions:

Dividends from investment
   income--net                                        (.23)         (.49)         (.50)         (.52)         (.54)         (.40)

Dividends from net realized
   gain on investments                                  --          (.01)         (.18)         (.05)         (.27)         (.03)

Total Distributions                                  (.23)         (.50)         (.68)          (.57)         (.81)         (.43)

Net asset value, end of period                      10.99         10.70         11.69          11.76         11.41         11.48
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 9.80(c)      (4.16)         5.28           8.22          6.55          3.76(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.90(c)        1.68          1.70           1.64          1.65         1.69(c)

Ratio of net investment income

   to average net assets                            4.26(c)        4.51          4.06           4.51          4.64         4.72(c)

Portfolio Turnover Rate                            27.96(d)       57.94         47.11          48.69         24.45        34.86
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         154          141           345             1              1           1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Massachusetts Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,820 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover  of  approximately $282,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles.
If    not    applied,    the    carryover    expires    in    fiscal    2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $11,784 and $567, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $65,319, $5,892 and $189, respectively, pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under   a   transfer   agency   agreement   for   providing
                                                                       The Fund

personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $15,320 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $17,829,967 and $14,698,637, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investment was $1,307,828, consisting of $1,804,344 gross unrealized appreciation and $496,516 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  063SA0010



Dreyfus Premier

State Municipal

Bond Fund,

Michigan Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                Michigan Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Michigan Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.27% total return, its Class B shares provided a 5.00% total return and its Class C shares provided a 4.87% total return.(1) In comparison, the Lipper Michigan Municipal Debt Funds category average provided a 5.24% total
return    for    the    same    period.(2)

We attribute the fund' s performance to a relatively strong investment environment for municipal bonds, which was driven over the past six months primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Michigan state tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Michigan. Based on that assessment, we select the individual Michigan tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we   expect   the   supply   of   newly   issued
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Michigan municipal bond funds.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Michigan economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, Michigan and its municipalities enjoyed higher revenues during the reporting period. Michigan' s improved fiscal condition caused the major bond rating agencies to upgrade its debt to triple-A, the highest rating classification available. The state' s strong economy curtailed its need to borrow and resulted in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of
existing    bonds    generally    tend    to    move    higher.

Accordingly, we became less cautious as the investment climate improved. Our defensive position early in the reporting period -- which emphasized income-oriented bonds selling at a slight premium to face value -- held back the fund' s performance when the market rally began. But as it became more apparent that the economy was slowing, we shifted assets to longer term bonds selling at a slight discount to their face value. This slightly more aggressive positioning enabled the fund to participate more fully in the market rally.


What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently put some cash to work in modestly aggressive bonds that have, in our opinion, good liquidity characteristics. On the other hand, we have avoided market sectors, such as hospitals, that we believe are likely to remain relatively illiquid. Accordingly, we have maintained our modestly aggressive security selection strategy. Despite the relative lack of supply, we continued to find attractive investment opportunities in the Michigan marketplace.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.1%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Allegan Hospital Finance Authority, HR
  (Allegan General Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,435,515

      7%, 11/15/2021                                                                            800,000                  801,184

Anchor Bay School District, Building and Site

   6%, 5/1/2023 (Insured; FGIC)                                                               1,500,000                1,558,110

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                3,906,880

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                1,674,250

Caledonia Community Schools

   4.75%, 5/1/2022 (Insured; FGIC)                                                            2,000,000                1,762,620

Capital Region Airport Authority, Airport Revenue

   6.70%, 7/1/2021 (Insured; MBIA)                                                            2,500,000                2,610,725

Chippewa County Hospital Finance Authority, Revenue

   5.625%, 11/1/2014                                                                          1,225,000                1,074,227

Chippewa Valley Schools:

   7%, 5/1/2010 (Prerefunded 5/1/2001)                                                        1,275,000  (a)           1,316,718

   5%, 5/1/2027 (Insured; AMBAC)                                                              2,675,000                2,423,283

Clarkston Community School

   5.75%, 5/1/2016 (Insured; FGIC) (Prerefunded 5/1/2005)                                     1,340,000  (a)           1,415,991

Detroit:

   (Unlimited Tax) 6.35%, 4/1/2014                                                            2,870,000                3,008,305

   Water Supply Systems Revenue

      8.106%, 7/1/2022 (Insured; FGIC)                                                        1,500,000  (b)           1,606,875

Detroit City School District, School Building and Site

   Improvement 4.75%, 5/1/2028 (Insured; FGIC)                                               10,950,000                9,503,177

Dickinson County Healthcare Systems, HR

   5.70%, 11/1/2018                                                                           3,000,000                2,507,580

Edwardsburg Public Schools

   4.75%, 5/1/2024 (insured; FGIC)                                                            1,000,000                  875,950

Ferris State University of Michigan

   5%, 10/1/2028 (Insured; AMBAC)                                                             3,700,000                3,364,003

Fowlerville Community Schools School District:

   5.60%, 5/1/2016 (Insured; MBIA)                                                            2,995,000                3,157,329

   4.75%, 5/1/2026 (Insured; FSA)                                                             1,500,000                1,305,105

Grand Rapids Housing Finance Authority, Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,076,010

Grand Valley State University, Revenue

   5.25%, 12/1/2020 (Insured; FGIC)                                                           4,000,000                3,876,760

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                2,414,931


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue (Borgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            2,000,000                2,211,920

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012                                                                         1,145,000                1,214,112

      5.90%, 1/1/2013                                                                         1,095,000                1,161,094

      6.10%, 1/1/2025                                                                         3,000,000                3,203,520

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)                                                           2,085,000                2,145,486

Leslie Public Schools (Ingham and Jackson Counties),
   School Building and Site 6%, 5/1/2015

   (Insured; AMBAC) (Prerefunded 5/1/2005)                                                    1,000,000  (a)           1,066,780

Michigan Building Authority, Lease Revenue

   6.75%, 10/1/2007 (Insured; AMBAC)                                                          1,600,000                1,665,632

Michigan Higher Education Student Loan Authority,

  Student Loan Revenue:

      6.875%, 10/1/2007 (Insured; AMBAC)                                                      2,250,000                2,321,708

      7.55%, 10/1/2008 (Insured; MBIA)                                                          330,000                  337,178

      6.125%, 9/1/2010                                                                        1,520,000                1,562,590

Michigan Hospital Finance Authority, HR:

   (Crittenton Hospital) 6.70%, 3/1/2007                                                      2,250,000                2,339,078

   (Daughters of Charity National Health Systems--Providence

      Hospital) 7%, 11/1/2021 (Prerefunded 11/1/2001)                                         2,700,000  (a)           2,820,798

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,015

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,851,000

   (Sisters of Mercy Health Corp)

      6.25%, 2/15/2009 (Insured; FSA)                                                         1,065,000                1,109,474

Michigan Housing Development Authority:

   6.75%, 12/1/2014                                                                           1,625,000                1,685,011

   Rental Housing Revenue:

      6.50%, 4/1/2006                                                                         2,000,000                2,085,220

      7.70%, 4/1/2023 (Insured; FSA)                                                          4,185,000                4,301,803

Michigan Housing Representatives, COP:

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    7,325,000                2,087,991

   Zero Coupon, 8/15/2023 (Insured; AMBAC)                                                    2,615,000                  700,559

Michigan Municipal Bond Authority, Revenue

  (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,720,075

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,808,105

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, Limited Obligation Revenue:

  (Ledyard Association Ltd. Partnership Project)

    6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co)                                             3,075,000                3,217,250

   (Northeastern Community Mental Health Foundation)

      8.25%, 1/1/2009                                                                         1,185,000                1,209,648

   SWDR (Genesee Power Station Project) 7.50%, 1/1/2021                                       3,000,000                3,086,400

Monroe County, PCR (Detroit Edison Project)

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,788,502

Monroe County Economic Development Corp, Ltd. Obligation

  Revenue (Detroit Edison Co Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,377,500

Northville, Special Assessment (Wayne County)

   7.875%, 1/1/2006                                                                           1,685,000                1,693,644

Northwestern Michigan College, Community College

   Improvement Revenue 7%, 7/1/2011                                                           1,800,000                1,866,870

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,305,322

Romulus Community Schools

   Zero Coupon 5/1/2020 (Insured; FGIC)                                                       1,385,000                  463,767

Romulus Economic Development Corp, Ltd. Obligation EDR

  (Romulus Hir Ltd. Partnership Project)

   7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co)                                  3,700,000                4,263,991

Saint John's Public Schools 5%, 5/1/2021 (Insured; FGIC)                                      1,000,000                  933,280

South Lyon Community Schools (School Building)

   6.375%, 5/1/2018 (Prerefunded 5/1/2002)                                                    1,500,000  (a)           1,570,545

Stockbridge Community Schools

   5.50%, 5/1/2021                                                                              600,000                  595,266

Wayne Charter County, Airport Revenue:

  (Detroit Metropolitan Wayne County Airport)

      5%, 12/1/2022                                                                             485,000                  438,624

   Special Facilities (Northwest Airlines Inc)
      6.75%, 12/1/2015                                                                        5,720,000                5,711,534

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $127,604,606)                                                                                               132,671,820





                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.7%                                                         Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Midland County Economic Development Corp., Economic

  Development Limited Obligation Revenue, VRDN

  (Dow Chemical Co. Project) 4.70%

   (cost $1,000,000)                                                                          1,000,000  (c)           1,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $128,604,606)                                                                            98.8%              133,671,820

CASH AND RECEIVABLES (NET)                                                                         1.2%                1,639,751

NET ASSETS                                                                                       100.0%              135,311,571


                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

HR                        Hospital Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.5

AA                               Aa                              AA                                                8.2

A                                (A)                             A                                                 6.5

BBB                              Baa                             BBB                                               4.1

F1                               Mig1                            SP1                                                .7

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                     17.0

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND.VARIABLE  RATE  INTEREST--SUBJECT  TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           128,604,606   133,671,820

Cash                                                                     48,789

Interest receivable                                                   2,322,641

Receivable for shares of Beneficial Interest subscribed                   6,134

Prepaid expenses                                                          7,254

                                                                    136,056,638
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           101,388

Payable for investment securities purchased                             591,222

Payable for shares of Beneficial Interest redeemed                       28,588

Accrued expenses                                                         23,869

                                                                        745,067
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,311,571
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     132,722,314

Accumulated net realized gain (loss) on investments                  (2,477,957)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             5,067,214
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,311,571

NET ASSET VALUE PER SHARE



                                                                              Class A            Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            122,181,689         11,920,778          1,209,104

Shares Outstanding                                                          8,316,125            811,521             82,273
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.69              14.69              14.70

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,190,549

EXPENSES:

Management fee--Note 3(a)                                              378,454

Shareholder servicing costs--Note 3(c)                                 225,744

Distribution fees--Note 3(b)                                            35,660

Professional fees                                                        8,993

Registration fees                                                        8,722

Custodian fees                                                           7,336

Prospectus and shareholders' reports                                     7,003

Trustees' fees and expenses--Note 3(d)                                   1,579

Loan commitment fees--Note 2                                               459

Miscellaneous                                                            9,716

TOTAL EXPENSES                                                         683,666

INVESTMENT INCOME (NET)                                              3,506,883
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (228,982)

Net unrealized appreciation (depreciation) on investments            3,694,318

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,465,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,972,219

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000           Year Ended
                                              (Unaudited)       April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,506,883            7,723,342

Net realized gain (loss) on investments          (228,982)          (2,252,887)

Net unrealized appreciation (depreciation)
   on investments                               3,694,318          (10,055,414)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,972,219           (4,584,959)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,191,105)          (6,855,425)

Class B shares                                  (290,500)            (805,529)

Class C shares                                   (25,278)             (62,388)

Net realized gain on investments:

Class A shares                                       --              (779,580)

Class B shares                                       --               (96,924)

Class C shares                                       --                (7,763)

TOTAL DIVIDENDS                               (3,506,883)          (8,607,609)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,322,567          12,607,868

Class B shares                                    552,912           1,932,898

Class C shares                                    197,091             172,133

Dividends reinvested:

Class A shares                                  1,786,116           4,300,261

Class B shares                                    136,907             502,087

Class C shares                                     12,736              25,391

Cost of shares redeemed:

Class A shares                                 (9,680,518)        (27,570,960)

Class B shares                                 (2,188,070)        (10,081,039)

Class C shares                                   (133,584)           (835,085)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (5,993,843)        (18,946,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,528,507)        (32,139,014)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           137,840,078          169,979,092

END OF PERIOD                                 135,311,571          137,840,078

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                             (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       228,267              861,443

Shares issued for dividends reinvested            122,723              294,083

Shares redeemed                                  (666,055)          (1,888,153)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (315,065)            (732,627)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        38,000              129,135

Shares issued for dividends reinvested              9,411               34,258

Shares redeemed                                  (150,667)            (683,893)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (103,256)            (520,500)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        13,481               11,839

Shares issued for dividends reinvested                873                1,732

Shares redeemed                                    (9,138)             (57,083)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,216              (43,512)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 60,778 CLASS B SHARES REPRESENTING $886,074 WERE AUTOMATICALLY CONVERTED TO 60,777 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 311,268 CLASS B SHARES REPRESENTING $4,587,179 WERE AUTOMATICALLY CONVERTED TO 311,312 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                          October 31, 2000                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.32         15.57         15.61         15.14          15.15         15.14

Investment Operations:

Investment income--net                                 .38           .76           .78           .80            .81           .83

Net realized and unrealized gain

   (loss) on investments                               .37         (1.16)          .12           .48            .21           .20

Total from Investment Operations                       .75          (.40)          .90          1.28           1.02          1.03

Distributions:

Dividends from investment
   income--net                                        (.38)         (.76)         (.78)         (.80)         (.81)         (.83)

Dividends from net realized
   gain on investments                                  --          (.09)         (.16)         (.01)         (.22)         (.19)

Total Distributions                                  (.38)          (.85)         (.94)         (.81)        (1.03)        (1.02)

Net asset value, end of period                      14.69          14.32         15.57         15.61         15.14         15.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 10.45(b)       (2.56)         5.89          8.55          6.89          6.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .94(b)         .94           .92           .92           .91           .93

Ratio of net investment income

   to average net assets                             5.15(b)        5.18          4.96          5.12          5.34          5.35

Portfolio Turnover Rate                             14.36(c)       29.55         36.17         41.46         22.32         56.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     122,182       123,635       145,764       149,221       155,568       166,538

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.32         15.56         15.61         15.13          15.15         15.13

Investment Operations:

Investment income--net                                 .34           .69           .70           .72            .74           .75

Net realized and unrealized gain

   (loss) on investments                               .37         (1.15)          .11           .49            .20           .21

Total from Investment Operations                       .71          (.46)          .81          1.21            .94           .96

Distributions:

Dividends from investment
   income--net                                        (.34)         (.69)         (.70)         (.72)          (.74)         (.75)

Dividends from net realized
   gain on investments                                  --          (.09)         (.16)         (.01)          (.22)         (.19)

Total Distributions                                  (.34)          (.78)         (.86)         (.73)          (.96)         (.94)

Net asset value, end of period                      14.69          14.32         15.56         15.61          15.13         15.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  9.92(b)       (2.98)         5.29          8.08           6.27          6.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.46(b)        1.44          1.42          1.42           1.42          1.44

Ratio of net investment income

   to average net assets                             4.64(b)        4.66          4.44          4.61           4.82          4.82

Portfolio Turnover Rate                             14.36(c)       29.55         36.17         41.46          22.32         56.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      11,921        13,101        22,338        20,938         19,338        19,031

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.33         15.57         15.61         15.14          15.16         15.18

Investment Operations:

Investment income--net                                 .32           .65           .66           .67            .69           .50

Net realized and unrealized gain

   (loss) on investments                               .37         (1.15)          .12           .48            .20           .17

Total from Investment Operations                       .69          (.50)          .78          1.15            .89           .67

Distributions:

Dividends from investment
   income--net                                        (.32)         (.65)         (.66)         (.67)          (.69)         (.50)

Dividends from net realized
   gain on investments                                  --          (.09)         (.16)         (.01)          (.22)         (.19)

Total Distributions                                   (.32)         (.74)         (.82)         (.68)          (.91)         (.69)

Net asset value, end of period                      14.70         14.33         15.57          15.61          15.14         15.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                  9.66(c)      (3.22)         5.08           7.70           5.94          6.12(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.70(c)       1.69          1.67           1.69           1.72          1.70(c)

Ratio of net investment income

   to average net assets                             4.38(c)       4.43          4.16           4.26           4.47          4.47(c)

Portfolio Turnover Rate                             14.36(d)      29.55         36.17          41.46          22.32         56.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,209        1,104         1,877            640            241           133

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Michigan Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,086 during the period ended October 31, 2000 based on available cash balances left on deposit. Income
earned    under   this   arrangement   is   included   in   interest   income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,231,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $13,458 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $31,330 and $4,330, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $154,916, $15,665 and $1,443, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $37,270 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $21,663,115 and $18,734,706, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$5,067,214,   consisting   of   $6,534,337  gross  unrealized  appreciation  and
$1,467,123 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  053SA0010



Dreyfus Premier

State Municipal

Bond Fund,

Minnesota Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                               Minnesota Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Minnesota Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.35% total return, its Class B shares provided a 5.01% total return and its Class C shares provided a 4.92% total return.(1) In comparison, the Lipper Minnesota Municipal Debt Funds category average provided a 5.05% total
return    for    the    same    period.(2)

We attribute the fund' s performance to a relatively strong investment environment for municipal bonds, which was driven over the past six months primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Minnesota state tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Minnesota. Based on that assessment, we select the individual Minnesota tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we   expect   the   supply   of   newly   issued
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Minnesota municipal bond funds.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Minnesota economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, Minnesota and its municipalities enjoyed higher revenues during the reporting period. The state's strong economy curtailed its need to borrow and resulted in a sharply reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of
existing    bonds    generally    tend    to    move    higher.

Accordingly, we became less cautious as the investment climate improved. Our defensive position early in the reporting period -- which emphasized income-oriented bonds selling at a slight premium to face value -- held back the fund' s performance when the market rally began. But as it became more apparent that the economy was slowing, we shifted assets to longer term bonds selling at a slight discount to their face value. This slightly more aggressive positioning enabled the fund to participate more fully in the market rally.


What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently attempted to put some cash to work in modestly aggressive bonds that have, in our opinion, good liquidity characteristics. On the other hand, we have avoided market sectors, such as hospitals, that we believe are likely to remain relatively illiquid. Accordingly, we have maintained our modestly aggressive security selection strategy. However, because of the lack of new supply, investment opportunities in the Minnesota marketplace have been relatively limited, leaving the fund with a higher percentage of cash than we would currently otherwise hold. This cash reserve will be invested, as additional investment opportunities become available.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.9%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Anoka County, SWDR (United Power Association Project)

  6.95%, 12/1/2008 (Guaranteed; National Rural

   Utilities Cooperative Finance Corp.)                                                       3,825,000                3,907,696

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,468,462

Chaska, Electric Revenue 6%, 10/1/2020                                                        3,000,000                3,036,690

Dakota County Housing and Redevelopment Authority, South

  Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               65,000                  65,731

Eden Prairie, MFHR:

  (Eden Investments Project)

   7.40%, 8/1/2025 (Insured; FHA)                                                               500,000                  511,145

   (Welsh Parkway Apartments) 8%, 7/1/2026 (Insured; FHA)                                     2,735,000                2,805,317

Golden Valley, Revenue (Covenant Retirement Communities)

   5.50%, 12/1/2029                                                                           2,000,000                1,757,700

Grand Rapids Housing and Redevelopment Authority, Revenue

  (Governmental Housing-Lakeshore Project)

   5.30%, 10/1/2029                                                                           1,000,000                  900,610

Harmony, MFHR (Zedakah Foundation Project)

   5.95 %, 9/1/2020                                                                           1,000,000                  989,580

Hastings, Health Care Facility Revenue (Regina Medical

   Center) 5.30%, 9/15/2028 (Insured; ACA)                                                    1,735,000                1,533,948

Hubbard County, SWDR (Potlatch Corp. Project)

   7.375%, 8/1/2013                                                                           1,000,000                1,010,590

Inver Grove Heights Independent School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,273,727

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  523,796

Minneapolis:

   Zero Coupon, 12/1/2014                                                                     1,825,000                  872,423

   Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              870,000                  801,383

      6.50%, 4/1/2029                                                                         1,000,000                  872,040

   Home Ownership Program 7.10%, 6/1/2021                                                       365,000                  374,421

   HR (Lifespan Inc.-Minneapolis Children's Medical Center

      Project) 7%, 12/1/2020 (Prerefunded 6/1/2001)                                           5,650,000  (a)           5,846,055

   MFHR (Churchill Apartments Project)

      7.05%, 10/1/2022 (Insured; FSA)                                                         4,000,000                4,137,400

   MFMR (Seward Towers Project)

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,401,606


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Minneapolis and Saint Paul Metropolitan Airports Commission,

  Airport Revenue:

      5%, 1/1/2030 (Insured; AMBAC)                                                           1,915,000                1,743,761

      5.125%, 1/1/2031 (Insured; FGIC)                                                        2,150,000                2,009,326

Minneapolis Community Development Agency, Ltd. Tax

  Support Development Revenue:

      8%, 12/1/2009                                                                             300,000                  303,426

      7.75%, 12/1/2019                                                                        2,650,000                2,707,452

      7.40%, 12/1/2021                                                                        2,000,000                2,089,260

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,763,365

Minneapolis-Saint Paul Housing Finance Board, SFMR:

   8.875%, 11/1/2018 (Collateralized; GNMA)                                                      20,000                   20,000

   8.30%, 8/1/2021 (Collateralized; GNMA)                                                       145,000                  145,000

   7.30%, 8/1/2031 (Collateralized; GNMA)                                                     3,840,000                3,926,323

State of Minnesota (Duluth Airport) 6.25%, 8/1/2014                                           2,500,000                2,626,675

Minnesota Agricultural and Economic Development Board,

  Revenue:

      Fairview Health Care Systems 6.375%, 11/15/2029                                         2,000,000                2,028,400

      Minnesota Small Business Development Loan

         8.125%, 8/1/2009                                                                       500,000                  501,830

Minnesota Higher Education Facilities Authority:

  Adjustable Demand Revenue (Bethel College and Seminary)

      5.10%, 4/1/2019 (LOC; Allied Irish Bank PLC)                                            4,100,000                3,736,535

   College and University Revenue:

      (College at Saint Benedict) 5.35%, 3/1/2020                                             1,000,000                  930,120

      (University of Saint Thomas):

         5.35%, 4/1/2017                                                                      1,000,000                  982,280

         5.40%, 4/1/2022                                                                      2,125,000                2,049,924

   Mortgage Revenue (Augsburg College) 5.30%, 10/1/2027                                       2,395,000                2,125,539

Minnesota Housing Finance Agency, Revenue:

   Rental Housing 6.10%, 8/1/2009                                                             1,975,000                1,977,982

   Single Family Mortgage:

      7.45%, 7/1/2022 (Insured; FHA)                                                            720,000                  735,134

      6.95%, 7/1/2026                                                                         2,010,000                2,071,968

Minnesota Public Facilities Authority, Water Pollution Control

   Revenue 6.50%, 3/1/2014 (Prerefunded 3/1/2001)                                             4,200,000  (a)           4,392,948

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Minnesota Retirement Systems, Building Revenue

   6%, 6/1/2030                                                                               1,475,000                1,541,021

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home--North Ridge):

      5.90, 3/1/2019                                                                          1,000,000                  862,330

      5.875%, 3/1/2029                                                                        3,000,000                2,469,390

Northern Municipal Power Agency, Electric System Revenue

   6.065%, 1/1/2016 (Insured; FSA )                                                           5,000,000  (b,c)         5,074,700

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,707,750

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      3,000,000                1,483,170

Saint Cloud, Hospital Facilities Revenue

  (The Saint Cloud Hospital)

   7%, 7/1/2020 (Insured; AMBAC) (Prerefunded 7/1/2001)                                       1,000,000  (a)           1,036,750

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project)

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                1,983,500

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                        1,610,000                1,649,220

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,207,450

Seaway Port Authority of Duluth,
   Industrial Development Dock and Wharf
   Revenues (Cargill Inc. Project) 6.80%, 5/1/2012                                            3,000,000                3,126,390

Southern Municipal Power Agency,

  Power Supply System Revenue:

      Zero Coupon, 1/1/2021 (Insured; MBIA)                                                   8,000,000                2,575,440

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,329,095

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  15,530,000                3,710,583

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   4,800,000                1,083,456

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                6,008,839

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.375%, 11/15/2018 (Insured; ACA)                                                          5,000,000                4,627,200

Western Minnesota Municipal Power Agency, Electric Power

   and Light Revenue 5.50%, 1/1/2012 (Insured; AMBAC)                                           900,000                  927,036

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $124,342,592)                                                                                               124,360,888




                                                                                               Principal
SHORT-TERM INVESTMENTS--3.8%                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Beltrami County, Environmental Control Revenue,

  VRDN (Northwood Panelboard Co. Project)

   4.65% (LOC; Union Bank of Switzerland)                                                     2,400,000  (d)           2,400,000

Minneapolis:

   Multi-Family Rental Revenue, VRDN (Swinford) 4.55%                                         1,120,000  (d)           1,120,000

   VRDN (People Serving People)

      4.70% (LOC; U.S. Bank Trust)                                                            1,500,000                1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,020,000)                                                                                                   5,020,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $129,362,592)                                                             98.7%              129,380,888

CASH AND RECEIVABLES (NET)                                                                         1.3%                1,741,672

NET ASSETS                                                                                       100.0%              131,122,560

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA              American Capital Access

AMBAC            American Municipal Bond
                     Assurance Corporation

FGIC             Financial Guaranty Insurance
                     Company

FHA              Federal Housing Administration

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage
                     Association

HR               Hospital Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance
                     Insurance Corporation

MFHR             Multi-Family Housing Revenue

MFMR             Multi-Family Mortgage Revenue

PCR              Pollution Control Revenue

SFMR             Single Family Mortgage Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              37.6

AA                               Aa                              AA                                               13.6

A                                A                               A                                                21.7

BBB                              Baa                             BBB                                              12.2

F1                               Mig1                            SP1                                               5.9

Not Rated( e)                    Not Rated (e)                   Not Rated( e)                                     9.0

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY-THE   INTEREST   RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2000,  THIS
     SECURITY AMOUNTED TO $5,074,700 3.9% OF NET ASSETS.

(D)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE RATE INTEREST- SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           129,362,592   129,380,888

Interest receivable                                                   2,100,150

Receivable for shares of Beneficial Interest subscribed                  12,805

Prepaid expenses                                                          8,375

                                                                    131,502,218
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            94,304

Payable for shares of Beneficial Interest redeemed                      164,514

Accrued expenses                                                        120,840

                                                                        379,658
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,122,560
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,857,677

Accumulated net realized gain (loss) on investments                    (753,413)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                 18,296
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,122,560

NET ASSET VALUE PER SHARE




                                                                              Class A               Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            116,234,031            13,883,451                1,005,078

Shares Outstanding                                                          8,028,597               957,385                   69,322
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.48                 14.50                    14.50

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,043,185

EXPENSES:

Management fee--Note 3(a)                                              362,106

Shareholder servicing costs--Note 3(c)                                 203,775

Distribution fees--Note 3(b)                                            39,674

Registration fees                                                        9,033

Professional fees                                                        8,937

Custodian fees                                                           6,921

Prospectus and shareholders' reports                                     6,431

Trustees' fees and expenses--Note 3(d)                                   1,813

Loan commitment fees--Note 2                                               450

Miscellaneous                                                            6,086

TOTAL EXPENSES                                                         645,226

INVESTMENT INCOME--NET                                               3,397,959
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (314,887)

Net unrealized appreciation (depreciation) on investments            3,628,959

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,314,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,712,031

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000           Year Ended
                                              (Unaudited)       April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,397,959            7,569,107

Net realized loss on investments                 (314,887)            (447,921)

Net unrealized appreciation (depreciation)
   on investments                               3,628,959          (11,735,245)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,712,031           (4,614,059)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,036,137)          (6,551,289)

Class B shares                                   (338,615)            (971,307)

Class C shares                                    (23,207)             (46,511)

Net realized gain on investments:

Class A shares                                       --               (504,105)

Class B shares                                       --                (72,260)

Class C shares                                       --                 (2,995)

TOTAL DIVIDENDS                                (3,397,959)          (8,148,467)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,109,689           16,089,847

Class B shares                                    475,911            1,911,126

Class C shares                                     22,945              486,001

Dividends reinvested:

Class A shares                                  1,840,251            4,327,654

Class B shares                                    198,549              649,087

Class C shares                                      9,996               31,502

Cost of shares redeemed:

Class A shares                                 (7,904,307)         (27,782,707)

Class B shares                                 (1,821,287)         (15,466,061)

Class C shares                                   (128,020)            (777,728)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,196,273)         (20,531,279)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (882,201)         (33,293,805)
-------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                           132,004,761          165,298,566

END OF PERIOD                                 131,122,560          132,004,761

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2000           Year Ended
                                              (Unaudited)       April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       217,091            1,102,831

Shares issued for dividends reinvested            128,339              301,122

Shares redeemed                                  (554,794)          (1,942,658)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (209,364)            (538,705)
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        33,098              129,739

Shares issued for dividends reinvested             13,828               44,882

Shares redeemed                                  (127,333)          (1,065,330)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (80,407)            (890,709)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                         1,587               34,530

Shares issued for dividends reinvested                696                2,176

Shares redeemed                                    (8,916)             (53,552)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,633)             (16,846)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 58,154 CLASS B SHARES REPRESENTING $801,357 WERE AUTOMATICALLY CONVERTED TO 55,806 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 656,217 CLASS B SHARES REPRESENTING $9,496,629 WERE AUTOMATICALLY CONVERTED TO 657,231 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.11         15.30         15.30         15.03          14.98         14.90

Investment Operations:

Investment income--net                                 .38           .75           .78           .82            .82           .82

Net realized and unrealized
   gain (loss) on investments                          .37         (1.13)          .04           .27            .09           .08


Total from Investment Operations                       .75          (.38)          .82          1.09            .91           .90

Distributions:

Dividends from investment
   income--net                                        (.38)         (.75)         (.78)         (.82)          (.82)         (.82)

Dividends from net realized
   gain on investments                                  --          (.06)         (.04)           --           (.04)           --

Total Distributions                                  (.38)         (.81)         (.82)          (.82)         (.86)         (.82)

Net asset value, end of period                      14.48         14.11         15.30          15.30         15.03         14.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                10.61(b)      (2.48)         5.41           7.36          6.16          6.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to
   average net assets                                .93(b)        .93            .91            .90           .91           .90

Ratio of net investment income
   to average net assets                            5.28(b)       5.20           5.05           5.32          5.42          5.41

Portfolio Turnover Rate                             5.10(c)      13.45          41.27          13.37         25.82         35.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     116,234     116,261        134,314        126,115       129,031       138,058

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                          Six Months Ended

                                          October 31, 2000                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.14         15.33         15.33         15.06          15.01         14.92

Investment Operations:

Investment income--net                                 .34           .67           .70           .74            .74           .74

Net realized and unrealized
   gain (loss) on investments                          .36         (1.13)          .04           .27            .09           .09

Total from Investment Operations                       .70          (.46)          .74          1.01            .83           .83

Distributions:

Dividends from investment
   income--net                                        (.34)         (.67)         (.70)         (.74)          (.74)         (.74)

Dividends from net realized
   gain on investments                                 --           (.06)         (.04)           --           (.04)           --

Total Distributions                                  (.34)          (.73)         (.74)          (.74)         (.78)         (.74)

Net asset value, end of period                      14.50          14.14         15.33          15.33         15.06         15.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 9.94(b)       (2.97)         4.86           6.79          5.60          5.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        1.42(b)        1.46          1.43           1.42          1.44          1.43

Ratio of net investment income
   to average net assets                             4.79(b)        4.64          4.52           4.79          4.90          4.87

Portfolio Turnover Rate                              5.10(c)       13.45         41.27          13.37         25.82         35.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      13,883        14,671        29,562         28,568        26,004        25,617

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended

                                          October 31, 2000                                     Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.13         15.33         15.33         15.06          15.01         14.96

Investment Operations:

Investment income--net                                 .32           .63           .65           .69            .70           .50

Net realized and unrealized
   gain (loss) on investments                          .37         (1.14)          .04           .27            .09           .05

Total from Investment Operations                       .69          (.51)          .69           .96            .79           .55

Distributions:

Dividends from investment
   income-net                                         (.32)         (.63)         (.65)          (.69)         (.70)         (.50)

Dividends from net realized
   gain on investments                                  --          (.06)         (.04)            --          (.04)           --

Total Distributions                                   (.32)         (.69)         (.69)          (.69)         (.74)         (.50)

Net asset value, end of period                       14.50         14.13         15.33          15.33         15.06         15.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  9.76(c)      (3.30)         4.53           6.46          5.34          5.15(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.74(c)       1.73          1.74           1.73          1.67          1.42(c)

Ratio of net investment income
   to average net assets                              4.48(c)       4.38          4.16           4.40          4.62          4.00(c)

Portfolio Turnover Rate                               5.10(d)      13.45         41.27          13.37         25.82         35.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,005         1,073         1,422           667            307           373

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series, including the Minnesota Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,029 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The  fund  follows  an  investment  policy  of  investing primarily in municipal
obligations   of   one   state.   Economic   changes  affecting  the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $158,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $105 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $35,744 and $3,930, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $145,412, $17,872 and $1,310, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $26,989 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The  aggregate amount of purchases and sales of investment securities, excluding
short-term   securities,  during  the  period  October  31,  2000,  amounted  to
$6,362,666 and $10,052,883, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $18,296, consisting of $3,135,678 gross unrealized appreciation and $3,117,382 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  055SA0010



Dreyfus Premier State

Municipal Bond Fund,

New Jersey Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                              New Jersey Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, New Jersey Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, New Jersey Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, New Jersey Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.48% total return, its Class B shares provided a 5.22% total return and its Class C shares provided a 5.10% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a 5.29% total
return    for    the    same    period.(2)

We attribute the fund' s performance to a relatively strong investment environment for municipal bonds, which was driven over the past six months primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and New Jersey state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by New Jersey. Based on that assessment, we select the individual New Jersey tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we   expect   the   supply   of   newly   issued
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other New Jersey municipal bond funds.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and New Jersey economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, New Jersey and its municipalities enjoyed higher revenues during the reporting period. The state's strong economy curtailed its need to borrow and resulted in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of existing
bonds    generally    tend    to    move    higher.

Accordingly, we became less cautious as the investment climate improved. Our defensive position early in the reporting period -- which emphasized income-oriented bonds selling at a slight premium to face value -- held back the fund' s performance when the market rally began. But as it became more apparent that the economy was slowing, we shifted assets to longer term bonds selling at a slight discount to their face value. This slightly more aggressive positioning enabled the fund to participate more fully in the market rally.


What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently put some cash to work in modestly aggressive bonds that have, in our opinion, good liquidity characteristics. On the other hand, we have avoided market sectors, such as hospitals, that we believe are likely to remain relatively illiquid. Accordingly, we have maintained our modestly aggressive security selection strategy. However, because of the lack of new supply, investment opportunities in the New Jersey marketplace have been relatively limited.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--90.4%                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--80.9%

Bergen County Housing Development Corp., Revenue

   (Mortgage--Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                       500,000                  500,555

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                            880,000                  873,550

Camden County Improvement Authority, Revenue

   (Health Care Redevelopment Project--Cooper
   Health System Obligation Group)
   5.875%, 2/15/2015                                                                            100,000                  73,552

Carteret Board of Education COP

   6%, 1/15/2024 (Insured; MBIA)                                                                440,000                  463,822

Higher Education Student Assistance Authority,
   Student Loan Revenue

   6.125%, 6/1/2017 (Insured; MBIA)                                                             600,000                  627,546

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  517,570

New Jersey Economic Development Authority, Revenue

  First Mortgage

    (The Evergreens):

         6%, 10/1/2017                                                                          650,000                  562,386

         6%, 10/1/2022                                                                          700,000                  591,787

      (Fellowship Village) 5.50%, 1/1/2018                                                      450,000                  370,633

   Special Facility (Continental Airlines Inc. Project)

      6.25%, 9/15/2019                                                                          500,000                  469,950

   State Lease (State Office Buildings Projects)

      6.125%, 6/15/2018 (Insured; AMBAC)                                                      1,000,000                1,070,440

   (Department of Human Services) 6.25%, 7/1/2024                                               500,000                  523,370

      Water Facilities

         (New Jersey American Water Co. Inc. Project)

         6.50%, 4/1/2022 (Insured; FGIC)                                                        500,000                  516,545

New Jersey Health Care Facilities Financing Authority, Revenue:

   (Burdette Tomlin Memorial Hospital) 5.50%, 7/1/2019                                          150,000                  142,359

   (General Hospital Center at Passaic) 6.75%, 7/1/2019
      (Insured; FSA)                                                                            550,000                  630,317

   (Saint Barnabas) Zero Coupon, 7/1/2023 (Insured; MBIA)                                     1,000,000                  273,940

   (Society of the Valley Hospital) 5.375%,
      7/1/2025.(Insured; AMBAC)                                                                 500,000                 487,950

New Jersey Highway Authority, Garden State Parkway
   General Revenue

   6%, 1/1/2019                                                                                 640,000                  685,971

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                              220,000                  247,089

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                                   600,000                  612,636


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

South Jersey Transportation Authority, LR

   (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022                                     500,000                  460,865

West Orange Board of Education COP

   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  526,450

U.S. RELATED--9.5%

Puerto Rico Housing Bank and Finance Agency, SFMR

   6.25%, 4/1/2029 (Insured GNMA)                                                               280,000                  284,558

Virgin Islands Public Finance Authority Gross Receipts
   Taxes Lien Note

   Gross Receipts Taxes Lien Note 6.50%, 10/1/2024                                            1,000,000                1,034,300

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $12,673,921)                                                                                                 12,548,141
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--9.4%
------------------------------------------------------------------------------------------------------------------------------------

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

   (Versatile Structure Obligation) 4.60%
   (cost $1,300,000)                                                                          1,300,000  (a)           1,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $13,973,921)                                                              99.8%               13,848,141

CASH AND RECEIVABLES (NET)                                                                          .2%                   26,493

NET ASSETS                                                                                       100.0%               13,874,634

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond

                       Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance

                       Company

FSA                 Financial Security Assurance

GNMA                Government National Mortgage

                       Association

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance

                       Insurance Corporation

SFMR                Single Family Mortgage Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              54.6

AA                               Aa                              AA                                                3.7

A                                A                               A                                                 6.6

BBB                              Baa                             BBB                                              13.5

BB                               Ba                              BB                                                3.4

B                                B                               B                                                  .5

F1                               MIG1/P1                         SP1/A1                                            9.3

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     8.4

                                                                                                                 100.0

(A)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(B)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  13,973,921  13,848,141

Cash                                                                    339,177

Interest receivable                                                     182,844

Prepaid expenses                                                          6,327

                                                                     14,376,489
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            12,556

Payable for investment securities purchased                             489,299

                                                                        501,855
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,874,634
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,593,269

Accumulated net realized gain (loss) on investments                    (592,855)

Accumulated net unrealized appreciation (depreciation) on investments--Note
4                                                                      (125,780)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,874,634

NET ASSET VALUE PER SHARE



                                                                              Class A              Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                              5,635,575            7,779,336        459,723

Shares Outstanding                                                            465,757              643,120         37,951
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.10                12.10          12.11

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        402,761

EXPENSES:

Management fee--Note 3(a)                                               37,665

Shareholder servicing costs--Note 3(c)                                  24,080

Distribution fees--Note 3(b)                                            21,541

Prospectus and shareholders' reports                                     8,378

Registration fees                                                        6,680

Professional fees                                                        4,633

Custodian fees                                                           1,083

Trustees' fees and expenses--Note 3(d)                                     426

Loan commitment fees--Note 2                                                47

Miscellaneous                                                            2,893

TOTAL EXPENSES                                                         107,426

INVESTMENT INCOME--NET                                                 295,335
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                               (101,241)

Net unrealized appreciation (depreciation) on investments              503,736

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 402,495

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   697,830

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            295,335              697,241

Net realized gain (loss) on investments          (101,241)            (491,965)

Net unrealized appreciation (depreciation)
   on investments                                 503,736           (1,130,979)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      697,830             (925,703)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (122,640)            (242,137)

Class B shares                                   (163,890)            (443,125)

Class C shares                                     (8,805)             (11,979)

Net realized gain on investments:

Class A shares                                       --                (64,561)

Class B shares                                       --               (135,112)

Class C shares                                       --                 (2,550)

TOTAL DIVIDENDS                                 (295,335)             (899,464)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    942,782            1,037,158

Class B shares                                    631,147              975,090

Class C shares                                      6,840              422,771

Dividends reinvested:

Class A shares                                     66,326              191,033

Class B shares                                     94,881              369,450

Class C shares                                      5,922                8,141

Cost of shares redeemed:

Class A shares                                   (478,901)            (893,433)

Class B shares                                 (1,664,365)          (3,261,000)

Class C shares                                     (4,335)            (307,408)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (399,703)          (1,458,198)

TOTAL INCREASE (DECREASE) IN NET ASSETS             2,792           (3,283,365)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            13,871,842           17,155,207

END OF PERIOD                                  13,874,634           13,871,842

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                          October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                        79,312               85,133

Shares issued for dividends reinvested              5,551               15,905

Shares redeemed                                   (40,434)             (73,722)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      44,429               27,316
-------------------------------------------------------------------------------

CLASS B( A)

Shares sold                                        52,814               80,244

Shares issued for dividends reinvested              7,945               30,723

Shares redeemed                                  (140,947)            (272,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (80,188)            (161,730)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                           568               36,111

Shares issued for dividends reinvested                495                  663

Shares redeemed                                      (361)             (26,027)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         702               10,747

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000 61,334 CLASS B SHARES REPRESENTING $729,971 WERE AUTOMATICALLY CONVERTED TO 61,341 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 11,326 CLASS B SHARES REPRESENTING $134,440 WERE AUTOMATICALLY CONVERTED TO 11,330 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming You had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                Six Months                                           Nine
                                                     Ended                                         Months
                                               October 31,                                          Ended            Year Ended
                                                      2000             Year Ended April 30,                      April 30,  July 31,
                                                                     _______________________                       ______________

CLASS A SHARES                                 (Unaudited)        2000        1999       1998      1997(a)        1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.74       13.14       13.08      12.63      12.79         12.71       12.58

Investment Operations:

Investment income--net                                 .28         .59         .57        .61        .42           .59         .71

Net realized and unrealized gain
   (loss) on investments                               .36       (1.24)        .15        .56       (.02)          .08         .13

Total from Investment Operations                       .64        (.65)        .72       1.17        .40           .67         .84

Distributions:

Dividends from investment
   income--net                                        (.28)       (.59)       (.57)      (.61)      (.42)          (59)       (.71)

Dividends from net realized gain

   on investments                                       --        (.16)       (.09)      (.11)      (.14)           --          --

Total Distributions                                   (.28)       (.75)       (.66)      (.72)      (.56)          (59)       (.71)


Net asset value, end of period                       12.10       11.74       13.14      13.08      12.63         12.79       12.71
-----------------------------------------------------------------------------------------------------------------------------------

      TOTAL RETURN (%) (B)                           10.87(c)    (4.96)       5.52       9.48       4.25(c)       5.31        7.01
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.26(c)     .88         1.08       1.02      1.20(c)        1.14         .10

Ratio of net investment income

   to average net assets                              4.62(c)    4.84         4.28       4.73      4.39(c)        4.55        5.60

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --        .44           --        .03       .10(c)         .08        1.35

Portfolio Turnover Rate                              32.10(d)  120.61        64.40      50.78    110.12(d)       28.14       43.48
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       5,636      4,946        5,179      4,454     4,837          5,212       4,981

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 Six Months                                          Nine
                                                      Ended                                        Months
                                                October 31,                                         Ended          Year Ended
                                                       2000          Year Ended April 30,                      April 30,  July 31,
                                                                    _______________________                       ______________
CLASS B SHARES                                  (Unaudited)       2000        1999       1998       1997(a)       1996        1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  11.74      13.14       13.07      12.63        12.79       12.71       12.58

Investment Operations:

Investment income--net                                  .25        .53         .50        .55          .37         .52         .65

Net realized and unrealized gain (loss)
   on investments                                       .36      (1.24)        .16        .55         (.02)        .08         .13

Total from Investment Operations                        .61       (.71)        .66       1.10          .35         .60         .78

Distributions:

Dividends from investment income--net                  (.25)      (.53)       (.50)      (.55)        (.37)       (.52)       (.65)

Dividends from net realized gain
   on investments                                        --       (.16)       (.09)      (.11)        (.14)          --         --

Total Distributions                                    (.25)      (.69)       (.59)      (.66)        (.51)       (.52)       (.65)

Net asset value, end of period                        12.10      11.74       13.14      13.07        12.63       12.79       12.71
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  10.35(c)   (5.45)       5.08       8.85         3.74(c)     4.79        6.48
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.75(c)     1.40        1.58       1.53         1.69(c)     1.63         .61

Ratio of net investment income
   to average net assets                              4.13(c)     4.32        3.78       4.20         3.88(c)     4.04        5.00

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                               --        .42          --        .03         .09(c)       .08        1.29

Portfolio Turnover Rate                              32.10(d)   120.61       64.40      50.78      110.12(d)     28.14       43.48

Net Assets, end of period
   ($ x 1,000)                                        7,779      8,488      11,628     10,533       8,680        8,910       6,852

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                                         Nine Months     Year
                                             Six Months Ended                                               Ended        Ended
                                             October 31, 2000         Year Ended April 30,               April 30,     July 31,
                                                                  -----------------------------
CLASS C SHARES                                    (Unaudited)     2000       1999        1998              1997(a)        1996(b)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                  11.75    13.15      13.09       12.64              12.78            13.21

Investment Operations:

Investment income--net                                  .23      .50        .46         .50                .35              .32

Net realized and unrealized gain (loss)
   on investments                                       .36    (1.24)       .15         .56                 --             (.43)

Total from Investment Operations                        .59     (.74)       .61        1.06                .35             (.11)

Distributions:

Dividends from investment income-net                   (.23)    (.50)      (.46)       (.50)              (.35)            (.32)

Dividends from net realized gain
   on investments                                        --     (.16)      (.09)       (.11)              (.14)            --

Total Distributions                                    (.23)    (.66)      (.55)       (.61)              (.49)            (.32)

Net asset value, end of period                        12.11    11.75      13.15       13.09              12.64            12.78
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   10.12(d) (5.66)      4.67        8.55               3.72(d)         (1.21)(d
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                1.97(d)  1.63       1.88        1.91               1.97(d)          1.95(d)

Ratio of net investment income
   to average net assets                               3.90(d)  4.05       3.42        3.65               3.62(d)          3.68(d

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                               --      .41         --         .06                .76(d)           .02(d)

Portfolio Turnover Rate                               32.10(e) 120.61     64.40       50.78             110.12(e)         28.14
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x1,000)                    460       438       349         118                  1                6

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996

(C) EXCLUSIVE OF SALES CHARGE.

(D) ANNUALIZED.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "fund")
 . The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,481 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The  fund  follows  an  investment  policy  of  investing primarily in municipal
obligations   of   one   state.   Economic   changes  affecting  the
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $367,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $19,848 and $1,693, respectively, pursuant to the Distribution Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $6,632, $9,924 and $565, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $4,433 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not
an    "affiliated    person"    as    defined    in    the    Act
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $4,217,831 and $3,884,800, respectively.

At October 31, 2000, accumulated net unrealized depreciation on investments was $125,780, consisting of $285,749 gross unrealized appreciation and $411,529 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, New Jersey Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  380SA0010



Dreyfus Premier State

Municipal Bond Fund,

North Carolina Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                          North Carolina Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, North Carolina Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.14% total return, its Class B shares provided a 4.88% total return and its Class C shares provided a 4.75% total return.(1) In comparison, the Lipper North Carolina Municipal Debt Funds category average provided a 5.33%
total    return    for    the    same    period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds, which was driven over the past six months primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. However, the fund's lagging performance relative to its peer group is primarily the result of our defensive positioning early in the reporting period, which caused the fund to miss out on a portion of the market's rally.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and North Carolina state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by North Carolina. Based on that assessment, we select the individual North Carolina tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other North Carolina municipal bond funds.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and North Carolina economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period, for an increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, North Carolina and its municipalities enjoyed higher revenues during the reporting period, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of existing bonds generally
tend    to    move    higher.

Accordingly, we became less cautious as the investment climate improved. Our defensive position early in the reporting period -- which emphasized income-oriented bonds selling at a slight premium to face value -- held back the
fund'   s    performance    when    the    market

rally began. But as it became more apparent that the economy was slowing, we shifted assets to longer term bonds selling at a slight discount to their face value. This slightly more aggressive positioning enabled the fund to participate more fully in the market rally.

What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently put some cash to work in modestly aggressive bonds that have, in our opinion, good liquidity characteristics. Accordingly, we have maintained our modestly aggressive security selection strategy. Despite the relative lack of supply, we continued to find attractive investment opportunities when North Carolina municipalities came to the market with a limited number of new issues.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.1%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--76.5%

Appalachian State University, Utility System Revenue

   5%, 5/15/2024 (Insured MBIA)                                                               1,160,000                1,077,710

Buncombe County Metropolitan Sewage District,

  Sewage System Revenue

   6.75%, 7/1/2022 (Prerefunded 7/1/2002)                                                       500,000  (a)             528,235

Charlotte:

   Storm Water Fee Revenue 6%, 6/1/2025                                                       2,000,000                2,096,500

   Special Facilities Revenue (Charlotte-Douglas

      International Airport) 5.60%, 7/1/2027                                                  3,250,000                2,417,577

   Water and Sewer System Revenue 5.25%, 6/1/2025                                             1,710,000                1,653,792

Monroe, Combined Enterprise System Revenue
   4.50%, 3/1/2023                                                                            2,130,000                1,792,161

New Hanover County, Public Improvement
   5.75%, 11/1/2017                                                                           1,700,000                1,790,491

New Hanover County Industrial Facilities and Pollution Control

  Financing Authority (Occidental Petroleum)

   6.50%, 8/1/2014                                                                            1,000,000                1,002,000

North Carolina Eastern Municipal Power Agency, Power

  System Revenue:

      5.70%, 1/1/2013                                                                         2,690,000                2,790,122

      6%, 1/1/2013                                                                            2,500,000                2,511,625

      6%, 1/1/2022                                                                            1,000,000                  975,350

      6.75%, 1/1/2026                                                                         3,000,000                3,111,270

North Carolina Educational Assistance Authority, Guaranteed

   Student Loan Revenue 6.35%, 7/1/2016                                                       4,375,000                4,546,719

North Carolina Housing Finance Agency,

   Single Family Revenue 6.50%, 9/1/2026                                                      3,950,000                4,035,715

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Annie Penn Memorial Hospital Project)

         7.50%, 8/15/2021                                                                     3,750,000                3,957,862

      (Depaul Community Facilities Project)

         7.625%, 11/1/2029                                                                    2,115,000                2,036,174

      (Halifax Regional Medical Center) 5%, 8/15/2024                                           800,000                  607,552

      (North Carolina Housing Foundation Inc.)

         6.625%, 8/15/2030 (Insured; ACA)                                                     3,250,000                3,388,807

      (Northeast Medical Center Project):

         5.50%, 11/1/2025                                                                     1,000,000                  988,620

         5.50%, 11/1/2030                                                                     2,000,000                1,966,820

      (Pitt County Memorial Hospital)

         4.75%, 12/1/2028 (Insured; MBIA)                                                       260,000                  221,923

      (Southeast Regional Medical Center)

         6.25%, 6/1/2029                                                                      2,000,000                2,011,400


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue

    (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,272,377

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue

   5.50%, 1/1/2015 (Insured; MBIA)                                                            4,000,000                4,100,760

Sampson Area Development Corp., Installment Payment

   Revenue 4.75%, 6/1/2024 (Insured; MBIA)                                                    1,000,000                  880,510

Shelby, Combined Enterprise System Revenue
   5.625%, 5/1/2014                                                                           1,000,000                1,016,850

University of North Carolina, Multiple Utility Revenues:

   Zero Coupon, 8/1/2018                                                                      2,500,000                  948,700

   4.50%, 10/1/2018                                                                           1,250,000                1,099,300

   4.50%, 10/1/2023                                                                           1,580,000                1,334,231

University of North Carolina Hospitals at Chapel Hill, Revenue

   5%, 2/15/2024 (Insured; AMBAC)                                                             1,000,000                  928,880

U.S. RELATED--19.6%

Guam Airport Authority, Airport and Marina Revenue

   6.70%, 10/1/2023                                                                           2,000,000                2,073,940

Guam Power Authority, Electric Power and Light Revenues

   6.30%, 10/1/2022                                                                           2,000,000                2,117,420

Commonwealth of Puerto Rico

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                       600,000  (a)             634,638

Puerto Rico Ports Authority, Revenue

   6%, 7/1/2021 (Insured; AMBAC)                                                              2,750,000                2,761,220

Virgin Islands Territory, Hugo Insurance Claims Fund Program

   7.75%, 7/1/2011                                                                            1,025,000                1,067,784

Virgin Islands Public Finance Authority, Revenues,

   Matching Fund Loan Notes 7.25%, 10/1/2018                                                  4,000,000                4,303,400

Virgin Islands Water and Power Authority, Electric System

   Revenue 7.40%, 7/1/2011                                                                    1,595,000                1,644,955

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $71,618,279)                                                                                                 71,693,390

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.0%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Raleigh-Durham Airport Authority, Special Facilities

  Revenue, VRDN (American Airlines)

  4.60% (LOC; Royal Bank of Canada)

   (cost $1,500,000)                                                                          1,500,000  (b)           1,500,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $73,118,279)                                                              98.1%               73,193,390

CASH AND RECEIVABLES (NET)                                                                         1.9%                1,454,335

NET ASSETS                                                                                       100.0%               74,647,725




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                             AAA                                              41.6

AA                               Aa                              AA                                               12.1

A                                A                               A                                                15.8

BBB                              Baa                             BBB                                              20.9

F1                               MIG1                            SP1                                               2.0

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      7.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  73,118,279  73,193,390

Cash                                                                    393,127

Interest receivable                                                   1,148,941

Prepaid expenses                                                          7,366

                                                                     74,742,824
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            59,064

Payable for shares of Beneficial Interest redeemed                       26,000

Accrued expenses                                                         10,035

                                                                         95,099
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,647,725
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      75,676,940

Accumulated net realized gain (loss) on investments                  (1,104,326)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                75,111
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        74,647,725

NET ASSET VALUE PER SHARE



                                                                             Class A               Class B            Class C
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             55,558,644           18,527,038            562,043

Shares Outstanding                                                          4,237,454            1,414,261             42,852
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                  13.11                 13.10              13.12

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,292,246

EXPENSES:

Management fee--Note 3(a)                                              208,950

Shareholder servicing costs--Note 3(c)                                 123,471

Distribution fees--Note 3(b)                                            50,417

Prospectus and shareholders' reports                                    10,756

Registration fees                                                        8,136

Auditing fees                                                            5,506

Custodian fees                                                           4,658

Trustees' fees and expenses--Note 3(d)                                     974

Legal fees                                                                 400

Loan commitment fees--Note 2                                               252

Miscellaneous                                                            2,999

TOTAL EXPENSES                                                         416,519

INVESTMENT INCOME--NET                                               1,875,727
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (110,678)

Net unrealized appreciation (depreciation) on investments            1,957,250

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,846,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,722,299

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,875,727            3,897,409

Net realized gain (loss) on investments          (110,678)            (944,064)

Net unrealized appreciation (depreciation)
   on investments                               1,957,250           (6,184,731)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,722,299           (3,231,386)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,422,086)          (2,714,734)

Class B shares                                  (440,449)          (1,159,710)

Class C shares                                   (13,192)             (22,965)

Net realized gain on investments:

Class A shares                                       --              (154,335)

Class B shares                                       --               (65,459)

Class C shares                                       --                (1,171)

TOTAL DIVIDENDS                               (1,875,727)          (4,118,374)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,171,221          19,895,728

Class B shares                                    724,712           3,458,755

Class C shares                                      5,677             536,777

Dividends reinvested:

Class A shares                                    716,929           1,521,432

Class B shares                                    253,115             727,452

Class C shares                                      4,940               7,805

Cost of shares redeemed:

Class A shares                                 (4,572,723)         (8,658,982)

Class B shares                                 (2,776,587)        (21,222,657)

Class C shares                                   (135,096)           (270,201)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (3,607,812)         (4,003,891)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,761,240)        (11,353,651)
-------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            76,408,965          87,762,616

END OF PERIOD                                  74,647,725          76,408,965

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                         October 31, 2000          Year Ended

                                              (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       167,561            1,491,337

Shares issued for dividends reinvested             55,197              117,049

Shares redeemed                                  (353,297)            (665,463)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (130,539)             942,923
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        56,201              258,146

Shares issued for dividends reinvested             19,510               55,751

Shares redeemed                                  (214,600)          (1,596,342)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (138,889)          (1,282,445)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                           439              41,378

Shares issued for dividends reinvested                380                 599

Shares redeemed                                   (10,411)            (20,613)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (9,592)             21,364

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 131,237 CLASS B SHARES REPRESENTING $1,705,906 WERE AUTOMATICALLY CONVERTED TO 131,160 CLASS A SHARES, AND DURING THE PERIOD ENDED APRIL 30, 2000, 1,104,632 CLASS B SHARES REPRESENTING $14,624,314 WERE AUTOMATICALLY CONVERTED TO 1,104,109 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.




                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.79          13.95        13.91         13.23          12.91         12.72

Investment Operations:

Investment income--net                                 .33            .65          .66           .67            .67           .67

Net realized and unrealized
   gain (loss) on investments                          .32          (1.12)         .11           .68            .32           .19

Total from Investment Operations                       .65           (.47)         .77          1.35            .99           .86

Distributions:

Dividends from investment
   income--net                                        (.33)          (.65)        (.66)         (.67)          (.67)         (.67)

Dividends from net realized
   gain on investments                                  --           (.04)        (.07)           --             --            --

Total Distributions                                   (.33)          (.69)        (.73)         (.67)          (.67)         (.67)

Net asset value, end of period                       13.11          12.79        13.95         13.91          13.23         12.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.20(b)       (3.38)        5.63         10.39           7.81          6.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .97(b)         .97          .94           .87           1.04           .98

Ratio of net investment income
   to average net assets                              5.07(b)        4.97         4.68          4.89           5.10          5.11

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --             --           --            --             --           .02

Portfolio Turnover Rate                              20.39(c)       39.92        41.15         32.28          44.91         47.15
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      55,559         55,883       47,794        41,592         42,130        47,042

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





                                          Six Months Ended

                                          October 31, 2000                                     Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.78         13.94         13.90         13.22          12.90         12.71

Investment Operations:

Investment income--net                                 .30           .58           .59           .60            .60           .60

Net realized and unrealized
   gain (loss)on investments                           .32         (1.12)          .11           .68            .32           .19

Total from Investment Operations                       .62          (.54)          .70          1.28            .92           .79

Distributions:

Dividends from investment
   income--net                                        (.30)         (.58)         (.59)         (.60)          (.60)         (.60)

Dividends from net realized gain
   on investments                                       --          (.04)         (.07)           --             --            --

Total Distributions                                  (.30)         (.62)         (.66)          (.60)          (.60)         (.60)

Net asset value, end of period                      13.10         12.78         13.94          13.90          13.22         12.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 9.68(b)      (3.88)         5.10           9.84           7.27          6.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data (%):

Ratio of expenses to
   average net assets                                1.46(b)       1.48          1.44           1.38           1.54          1.49

Ratio of net investment income
   to average net assets                             4.57(b)       4.42          4.16           4.39           4.59          4.59

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           --            --            --             --            .02

Portfolio Turnover Rate                             20.39(c)      39.92         41.15          32.28          44.91         47.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     18,527        19,854        39,535         45,296         43,979        42,668

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997      1996 (a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.80         13.96         13.90         13.22          12.90         12.76

Investment Operations:

Investment income--net                                 .28           .55           .56           .57            .57           .40

Net realized and unrealized
   gain (loss) on investments                          .32         (1.12)          .13           .68            .32           .14

Total from Investment Operations                       .60          (.57)          .69          1.25            .89           .54

Distributions:

Dividends from investment
   income--net                                        (.28)         (.55)         (.56)         (.57)          (.57)         (.40)

Dividends from net realized gain
   on investments                                       --          (.04)         (.07)           --             --            --

Total Distributions                                   (.28)         (.59)         (.63)         (.57)          (.57)         (.40)

Net asset value, end of period                       13.12         12.80         13.96         13.90          13.22         12.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  9.42(c)      (4.10)         5.02          9.58           7.00          5.92(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.70(c)       1.72          1.63          1.62           1.77          1.73(c)

Ratio of net investment income
   to average net assets                              4.36(c)       4.22          3.83          4.08           4.31          4.31(c)

Portfolio Turnover Rate                              20.39(d)      39.92         41.15         32.28          44.91         47.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                         562           671           434            44             11             1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the North Carolina Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,654 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $306,000 available fo Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting on accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $39 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(b) Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing the fund' s Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $48,147 and $2,270, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $70,147, $24,074 and $756 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $20,693 pursuant to the transfer agency agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. The
Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $15,252,796 and $14,381,431, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $75,111, consisting of $1,813,824 gross unrealized appreciation and $1,738,713 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  065SA0010



Dreyfus Premier State

Municipal Bond Fund,

Ohio Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                    Ohio Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank  you  for  investing  in  Dreyfus  Premier State Municipal Bond Fund, Ohio
Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 4.85% total return, its Class B shares provided a 4.58% total return and its Class C shares provided a 4.45% total return.(1) In comparison, the Lipper Ohio Municipal Debt Funds category average provided a 4.91% total return
for    the    same    period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds, which was driven over the past six months primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. However, the fund's modestly lagging performance relative to our peer group is primarily the result of our defensive positioning early in the reporting period, which caused the fund to miss out on a small portion of the market's rally.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Ohio tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Ohio. Based on that assessment, we select the individual Ohio tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of
                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Ohio municipal bond funds.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Ohio economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period, for an increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, Ohio and its municipalities enjoyed higher revenues during the reporting period, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady, prices of existing bonds generally tend to move higher.

Accordingly, we became less cautious as the investment climate improved. Our defensive position early in the reporting period -- which emphasized income-oriented bonds selling at a slight premium to face value -- held back the fund' s performance when the market rally began. But as it became more apparent that the economy was slowing, we shifted assets to longer term bonds selling at a slight discount to their face value. This slightly more aggressive positioning enabled the fund to participate more fully in the market rally.


What is the fund's current strategy?

Because we believe that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we have recently put some cash to work in modestly aggressive bonds that have, in our opinion, good liquidity characteristics. On the other hand, we have avoided market sectors, such as hospitals, that we believe are likely to remain relatively illiquid. Accordingly, we have maintained our modestly aggressive security selection strategy. Despite the relative lack of supply, we continued to find attractive investment opportunities, including tax-exempt zero-coupon bonds that we purchased in an attempt to further diversify the fund's portfolio

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.5%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--96.4%

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,508,547

   Pension Revenue 4.75%, 12/1/2023 (Insured; AMBAC)                                          1,330,000                1,166,836

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,248,504

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                     1,005,000                1,064,677

Allen County, Industrial First Mortgage Revenue

   6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)                                               1,280,000                1,294,387

City of Barberton, Hospital Facilities Revenue

  (The Barberton Citizens Hospital Co. Project)

   7.25%, 1/1/2012 (Prerefunded 1/1/2002)                                                     2,400,000  (a)           2,518,296

Board of Education of the Cleveland City School District

   8%, 12/1/2001                                                                                750,000                  765,053

Butler County, Hospital Facilities Improvement Revenue

   (Fort Hamilton Hughes Group) 7.25%, 1/1/2001                                                 910,000                  910,655

City of Cambridge, HR (Guernsey Memorial Hospital Project)

   8%, 12/1/2006                                                                              2,000,000                2,072,840

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems):

      5.625%, 9/1/2016 (Insured; AMBAC)                                                       4,250,000                4,320,592

      7.50%, 9/1/2019

         (Prerefunded 9/1/2001) (Insured; AMBAC)                                                175,000  (a)             177,180

City of Cleveland:

  Airport Special Revenue (Continental Airlines Inc. Project)

      5.375%, 9/15/2027                                                                       5,000,000                3,996,200

   COP:

      (Motor Vehicle, Motorized and Communication

         Equipment) 7.10%, 7/1/2002                                                             590,000                  596,118

      (Stadium Project)

         5.25%, 11/15/2022 (Insured; AMBAC)                                                   2,785,000                2,688,026

   Parking Facility Improvement Revenue

      8%, 9/15/2012 (Prerefunded 9/15/2002)                                                   5,000,000  (a)           5,402,950

   Public Power System Revenue

      5.125%, 11/15/2018 (Insured; MBIA)                                                      9,650,000                9,330,103

   Waterworks Revenue 5.50%, 1/1/2021 (Insured; MBIA)                                         8,000,000                8,111,680

Cleveland-Cuyahoga County Port Authority, Revenue:

   (Capital Improvements Project) 5.375%, 5/15/2019                                           1,000,000                  883,690

   (Port of Cleveland) 5.375%, 5/15/2018                                                      2,685,000                2,423,508


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Cuyahoga County:

  HR:

    Improvement:

         5%, 12/1/2019                                                                        7,025,000                6,664,477

         (MetroHealth Systems Project) 6.125%, 2/15/2024                                      4,845,000                4,767,722

      (Meridia Health Systems)

         7%, 8/15/2023 (Prerefunded 8/15/2001)                                                1,750,000  (a)           1,819,527

      Hospital Facilities Revenue (Canton Inc. Project)

         7.50%, 1/1/2030                                                                                               5,445,615

   Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001)                                      6,125,000  (a)           6,387,640

Delaware County, Sewer Disposal Improvement

   4.75%, 12/1/2024 (Insured; MBIA)                                                           1,000,000                  880,980

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,572,660

Euclid City School District, Improvement

   7.10%, 12/1/2011 (Prerefunded 12/1/2001)                                                   1,000,000  (a)           1,047,920

Village of Evendale, IDR (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,050,700

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)                                                        1,000,000                1,127,240

      7.20%, 12/1/2012 (Insured; FGIC)                                                        1,250,000                1,411,175

      6.10%, 12/1/2015 (Insured; FGIC)                                                        2,000,000                2,087,820

      6%, 12/1/2020 (Insured; FGIC)                                                           2,000,000                2,056,640

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,077,260

Forest Hills Local School District

   5.70%, 12/1/2016 (Insured; MBIA)                                                           1,000,000                1,033,070

Franklin County:

  Health Care Facilities Revenue, Improvement

    (Friendship Village of Columbus)

      5.375%, 8/15/2028 (Insured; ACA)                                                        5,000,000                4,434,450

   HR:

      (Children's Hospital Project):

         6.60%, 5/1/2013                                                                      4,000,000                4,205,600

         5%, 5/1/2018                                                                         2,310,000                2,104,987

      Holy Cross Health Systems Corp.:

         Improvement 5.80%, 6/1/2016                                                          2,000,000                2,032,100

         (Mount Carmel Health) 6.75%, 6/1/2019

            (Insured; MBIA) (Prerefunded 6/1/2002)                                            2,500,000  (a)           2,635,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Gahanna-Jefferson Public Schools 4.75%, 12/1/2021                                              1,325,000                1,173,261

Gallia County Local School District 7.375%, 12/1/2004                                            570,000                  627,023

Greater Cleveland Gateway Economic Development Corp.:

  Senior Lien Excise Tax Revenue

      6.875%, 9/1/2005 (Insured; FSA)                                                         1,500,000                1,555,155

   Stadium Revenue 7.50%, 9/1/2005                                                            5,675,000                5,897,120

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                5,796,856

Hamilton County, Sales Tax Revenue

   Zero Coupon, 12/1/2027                                                                    18,440,000                3,924,954

Hamilton County, Hospital Facilities Improvement Revenue

   (Deaconess Hospital) 7%, 1/1/2012                                                          2,570,000                2,681,898

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                  834,782

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                  785,744

Kirtland Local School District 7.50%, 12/1/2009                                                 760,000                  776,705

Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007                                     1,000,000                1,201,590

Lakota Local School District 6.125%, 12/1/2017

   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,152,282

Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris

   Industries Inc.) 7.25%, 6/1/2006                                                             900,000                  903,159

Marion County, Health Care Facilities Revenue, Improvement

   (United Church Homes Inc.) 6.375%, 11/15/2010                                              2,825,000                2,679,597

Moraine, SWDR (General Motors Corp. Project):

   6.75%, 7/1/2014                                                                            5,000,000                5,664,200

   5.65%, 7/1/2024                                                                            3,800,000                3,782,482

Middleburg Heights 4.375%, 12/1/2018                                                          5,725,000                4,898,138

North Olmstead 5.375%, 12/1/2020 (Insured; MBIA)                                                780,000                  779,298

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,663,075

State of Ohio:

  Economic Development Revenue

    Ohio Enterprise Bond Fund (VSM Corp. Project)

      7.375%, 12/1/2011                                                                         885,000                  915,957

   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. p.l.c.)                                              2,700,000                3,110,562

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating Co. Project)

   6.85%, 7/1/2023                                                                            5,250,000                5,271,893

Ohio Building Authority, State Facilities (Juvenile Correctional

   Projects) 6.60%, 10/1/2014 (Insured; AMBAC)                                                1,660,000                1,812,654


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Ohio Housing Finance Agency

  Residential Mortgage Revenue:

      6.35%, 9/1/2031 (Guaranteed; GNMA)                                                      5,000,000                5,175,300

      6.05, 9/1/2017 (Guaranteed; GNMA)                                                       2,955,000                3,035,228

Ohio Municipal Generation Agency

   5.375%, 2/15/2024 (Insured; AMBAC)                                                         4,000,000                3,875,760

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      4.50%, 2/15/2024 (Insured; FGIC)                                                          650,000                  548,964

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,438,489

      4.75%, 2/15/2028 (Insured; FGIC)                                                        2,000,000                1,739,400

Ohio Water Development Authority, Revenue

   Fresh Water 5.90%, 12/1/2015 (Insured; AMBAC)                                              4,650,000                4,851,624

   Pollution Facilities (Cleveland Electric)

      6.10%, 8/1/2020                                                                         4,000,000                3,767,920

Ottawa County, Sanitary Sewer Systems Special Assessment

  (Portage-Catawba Island Sewer Project)

   7%, 9/1/2011 (Insured; AMBAC) (Prerefunded 9/1/2001)                                       1,000,000  (a)           1,041,330

Parma, Hospital Improvement Revenue (Parma Community

   General Hospital Association) 5.375%, 11/1/2029                                            4,000,000                3,388,600

Shelby County, Hospital Facilities Revenue, Improvement

  (The Shelby County Memorial Hospital Association)

   7.70% 9/1/2018                                                                             2,500,000                2,679,850

South Euclid, Recreation Facilities

   7%, 12/1/2011 (Prerefunded 12/1/2001)                                                      2,285,000  (a)           2,393,606

South-Western City School District (Franklin and

  Pickway Counties) School Building Construction

   4.75%, 12/1/2026 (Insured; AMBAC)                                                          2,500,000                2,187,975

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,670,592

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,289,363

Springboro, Water System Revenue

   4.75%, 12/1/2023 (Insured; AMBAC)                                                          2,600,000                2,289,508

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         235,000                  236,008

Summit County 6.50%, 12/1/2016 (Insured; FGIC)                                                2,000,000                2,229,700

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,052,300

University of Cincinnati, University and College Revenue, COP

   6.75%, 12/1/2009 (Prerefunded 12/1/2001) (Insured; MBIA)                                     750,000  (a)             783,435

Warren:

   7.75%, 11/1/2010 (Prerefunded 11/1/2000)                                                   2,785,000  (a)           2,840,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Warren (continued):

   Waterworks Revenue 5.50%, 11/1/2015 (Insured; FGIC)                                        1,450,000                1,501,809

Westerville, Improvement 4.50%, 12/1/2018                                                     4,650,000                4,067,541

Youngstown:

   5.375%, 12/1/2025 (Insured; AMBAC)                                                         2,195,000                2,141,749

   5.375%, 12/1/2031 (Insured; AMBAC)                                                         2,370,000                2,477,243

U.S. RELATED--2.1%

Puerto Rico Electric Power Authority, Power Revenue

   Zero Coupon, 7/1/2017 (Insured; MBIA)                                                      5,000,000                2,094,300

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          3,000,000                3,084,120

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $231,340,935)                                                                                               234,093,474
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%
-----------------------------------------------------------------------------------------------------------------------------------

Ohio Air Quality Development Authority, Pollution

  Control Facilities Revenue, VRDN (Toledo Edison Project)

  4.55% (LOC; Barclays Bank p.l.c.)

   (cost $2,500,000)                                                                          2,500,000  (b)           2,500,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $233,840,935)                                                             99.6%              236,593,474

CASH AND RECEIVABLES (NET)                                                                          .4%                  973,527

NET ASSETS                                                                                       100.0%              237,567,001




Summary of Abbreviations

ACA              American Capital Access

AMBAC            American Municipal Bond Assurance
                     Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance Company

FHA              Federal Housing Administration

FSA              Financial Security Assurance

GNMA             Government National Mortgage
                     Association

HR               Hospital Revenue

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance
                     Insurance Corporation

PCR              Pollution Control Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              47.9

AA                               Aa                              AA                                               14.1

A                                A                               A                                                13.3

BBB                              Baa                             BBB                                              15.8

BB                               Ba                              BB                                                2.6

F1                               Mig1                            SP1                                               1.1

Not Rated( c)                    Not Rated( c)                   Not Rated( c)                                     5.2

                                                                                                                 100.0



(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST -- SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           233,840,935   236,593,474

Cash                                                                    356,194

Interest receivable                                                   4,390,891

Receivable for shares of Beneficial Interest subscribed                 241,557

Receivable for investment securities sold                               182,500

Prepaid expenses                                                          6,780

                                                                    241,771,396
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           109,815

Payable for investment securities purchased                           3,873,322

Payable for shares of Beneficial Interest redeemed                      100,693

Accrued expenses                                                        120,565

                                                                      4,204,395
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      237,567,001
--------------------------------------------------------------------------------

COMPOSTION OF NET ASSETS ($):

Paid-in capital                                                     237,545,947

Accumulated net realized gain (loss) on investments                  (2,731,485)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              2,752,539
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      237,567,001

NET ASSET VALUE PER SHARE




                                                                             Class A               Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            195,512,742            37,749,933              4,304,326

Shares Outstanding                                                         16,106,436             3,108,998                354,149
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.14                 12.14                  12.15

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,287,225

EXPENSES:

Management fee--Note 3(a)                                              663,611

Shareholder servicing costs--Note 3(c)                                 377,927

Distribution fees--Note 3(b)                                           109,538

Professional fees                                                       17,486

Custodian fees                                                          12,656

Prospectus and shareholders' reports                                    10,200

Registration fees                                                        7,725

Trustees' fees and expenses--Note 3(d)                                   3,451

Loan commitment fees--Note 2                                               828

Miscellaneous                                                           12,872

TOTAL EXPENSES                                                       1,216,294

INVESTMENT INCOME--NET                                               6,070,931
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (145,091)

Net unrealized appreciation (depreciation) on investments            5,279,659

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,134,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,205,499

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,070,931           13,755,875

Net realized gain (loss) on investments          (145,091)          (2,585,658)

Net unrealized appreciation (depreciation) on
investments                                     5,279,659          (18,256,668)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,205,499           (7,086,451)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,106,071)         (11,481,786)

Class B shares                                   (887,605)          (2,164,842)

Class C shares                                    (77,255)            (109,247)

Net realized gain on investments:

Class A shares                                       --               (331,315)

Class B shares                                       --                (66,227)

Class C shares                                       --                 (3,915)

TOTAL DIVIDENDS                                (6,070,931)         (14,157,332)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,895,286           21,382,144

Class B shares                                  2,632,960            7,765,705

Class C shares                                  1,392,202            1,821,593

Dividends reinvested:

Class A shares                                  3,250,550            7,451,787

Class B shares                                    585,142            1,505,465

Class C shares                                     46,498               77,434

Cost of shares redeemed:

Class A shares                                (17,847,817)         (46,590,037)

Class B shares                                 (5,731,635)         (20,973,075)

Class C shares                                   (304,835)            (432,787)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (12,081,649)         (27,991,771)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,947,081)         (49,235,554)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           244,514,082          293,749,636

END OF PERIOD                                 237,567,001          244,514,082

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       325,211            1,746,590

Shares issued for dividends reinvested            270,346              617,430

Shares redeemed                                (1,491,580)          (3,878,095)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (896,023)          (1,514,075)
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       220,453              634,572

Shares issued for dividends reinvested             48,652              124,511

Shares redeemed                                  (479,703)          (1,728,996)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (210,598)            (969,913)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       115,502              150,041

Shares issued for dividends reinvested              3,861                6,425

Shares redeemed                                   (25,466)             (36,124)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      93,897              120,342

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 170,086 CLASS B SHARES REPRESENTING $2,047,727 WERE AUTOMATICALLY CONVERTED TO 170,209 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 906,408 CLASS B SHARES REPRESENTING $11,001,478 WERE AUTOMATICALLY CONVERTED TO 907,005 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rates) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.88         12.80         12.86         12.65          12.58         12.62

Investment Operations:

Investment income--net                                 .31           .63           .65           .67            .69           .71

Net realized and unrealized
   gain (loss) on investments                          .26          (.90)          .08           .34            .17           .14

Total from Investment Operations                       .57          (.27)          .73          1.01            .86           .85

Distributions:

Dividends from investment
   income--net                                       (.31)         (.63)         (.65)          (.67)          (.69)         (.71)

Dividends from net realized
   gain on investments                                  --         (.02)         (.14)          (.13)          (.10)         (.18)

Total Distributions                                  (.31)         (.65)         (.79)          (.80)          (.79)         (.89)

Net asset value, end of period                      12.14         11.88         12.80          12.86          12.65         12.58
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 9.62(b)      (2.08)         5.72           8.09           6.91          6.77
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .92(b)         .91           .91            .90            .91           .89

Ratio of net investment income
   to average net assets                            5.12(b)        5.20          5.00           5.17           5.40          5.49

Portfolio Turnover Rate                            19.95(c)       26.70         40.36          24.73          29.65         43.90
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     195,513      201,974       237,027        237,618        242,572       257,639

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.88         12.81         12.87         12.65          12.59         12.63

Investment Operations:

Investment income--net                                 .28           .57           .58           .60            .62           .64

Net realized and unrealized
   gain (loss) on investments                          .26          (.91)          .08           .35            .16           .14

Total from Investment Operations                       .54          (.34)          .66           .95            .78           .78

Distributions:

Dividends from investment
   income--net                                        (.28)         (.57)         (.58)         (.60)          (.62)         (.64)

Dividends from net realized
   gain on investments                                  --          (.02)         (.14)         (.13)          (.10)         (.18)

Total Distributions                                   (.28)         (.59)         (.72)         (.73)          (.72)         (.82)

Net asset value, end of period                       12.14         11.88         12.81         12.87          12.65         12.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  9.09(b)      (2.66)         5.17          7.62           6.27          6.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.42(b)       1.42          1.42          1.41           1.42          1.42

Ratio of net investment income
   to average net assets                              4.62(b)       4.68          4.47          4.65           4.87          4.94

Portfolio Turnover Rate                              19.95(c)      26.70         40.36         24.73          29.65         43.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      37,750        39,445        54,929        50,453         44,746        40,476

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                                     Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.89         12.82         12.88         12.66          12.59         12.68

Investment Operations:

Investment income--net                                 .26           .54           .55           .57            .59           .43

Net realized and unrealized
   gain (loss) on investments                          .26          (.91)          .08           .35            .17           .09

Total from Investment Operations                       .52          (.37)          .63           .92            .76           .52

Distributions:

Dividends from investment
   income--net                                        (.26)         (.54)         (.55)         (.57)          (.59)         (.43)

Dividends from net realized
   gain on investments                                  --          (.02)         (.14)         (.13)          (.10)         (.18)

Total Distributions                                   (.26)         (.56)         (.69)         (.70)          (.69)         (.61)

Net asset value, end of period                       12.15         11.89         12.82         12.88          12.66         12.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                  8.83(c)      (2.90)         4.92          7.35           6.07          5.66(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        1.66(c)        1.67          1.66          1.66           1.64          1.63(c)

Ratio of net investment income
   to average net assets                             4.32(c)        4.41          4.20          4.38           4.44          4.66(c)

Portfolio Turnover Rate                             19.95(d)       26.70         40.36         24.73          29.65         43.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      4,304          3,095         1,793          579             694             1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Benefial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,675 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,283,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rats in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $1,659 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $96,121 and $13,417, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $249,108, $48,061 and $4,472, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $55,393 pursuant to the transfer agency agreement.


(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $47,486,265 and $45,595,843, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$2,752,539,   consisting   of   $6,877,799  gross  unrealized  appreciation  and
$4,125,260 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

Notes

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Ohio Series 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  057SA0010



Dreyfus Premier State

Municipal Bond Fund,

Pennsylvania Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                            Pennsylvania Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.77% total return, its Class B shares provided a 5.44% total return and its Class C shares provided a 5.30% total return.(1) In comparison, the Lipper Pennsylvania Municipal Debt Funds category average provided a 5.24% total
return    for    the    same    period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds over the past six months, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. The fund' s good relative performance is largely the result of our security selection strategy. The fund' s holdings of previously out-of-favor bonds provided particularly attractive gains.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Pennsylvania state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Pennsylvania economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period for an increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the Pennsylvania economy helped keep municipal bond yields relatively low compared to bonds from other states. Pennsylvania and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a sharply reduced supply of securities compared to the same period in 1999. In fact, compared to other states, the fall-off in supply was particularly severe in Pennsylvania. At the same time, demand has been strong from Pennsylvania residents seeking to protect their wealth. When demand rises and supply falls, prices of existing bonds tend to
move    higher.

In this environment, we received particularly strong returns from some of the out-of-favor bonds -- including bonds selling at deep discounts to their face values -- that we had purchased during the 1999 market decline. As these discount securities returned to favor among investors as their prices rose, we gradually sold them into a market characterized by steady demand from individual investors. We redeployed the proceeds of those sales primarily to relatively defensive, income-oriented bonds with attractive yields and modest price premiums.


What is the fund's current strategy?

Because we expect that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we are currently on the lookout for out-of-favor bonds that, in our opinion, are likely to return to favor in the future. We have found a limited number of such opportunities in bonds issued by Pennsylvania hospitals. Although hospitals are currently under financial pressure because of the effects of health care reform, we have focused on bonds with high credit ratings or third-party insurance,
which    helps    minimize    the    likelihood    of    default.

In addition, a relatively large number of municipal bonds are scheduled to mature shortly after the new year begins, which may set the stage for strong market performance as investors reinvest their principal. In our opinion, this should maintain demand for high quality, tax-exempt, fixed-income securities even if the supply of new municipal bonds changes directions and starts to rise.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.


                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.2%                                                        Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--91.0%

Allegheny County Hospital Development Authority, Revenue:

  (Health Center--UPMC Health System):

      4.50%, 8/1/2015 (Insured; MBIA)                                                         2,000,000                1,769,340

      4.75%, 12/15/2016 (Insured; AMBAC)                                                      2,245,000                1,999,240

      5%, 11/1/2018                                                                           1,000,000                  919,210

   (Hospital--South Hills Health) 5.125%, 5/1/2029                                            3,000,000                2,391,420

Allegheny County Industrial Development Authority,
   Medical Center Revenue (Presbyterian Medical Center of
   Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,720,000                1,815,288

Allegheny County Residential Finance Authority, SFMR:

   7.40%, 12/1/2022                                                                           1,180,000                1,212,592

   7.95%, 6/1/2023                                                                              700,000                  715,029

Bangor Area School District:

   4.50%, 3/15/2016 (Insured; FSA)                                                            2,040,000                1,832,593

   4.50%, Series A, 3/15/2017 (Insured; FSA)                                                  1,205,000                1,071,775

   4.50%, Series B, 3/15/2017 (Insured; FSA)                                                  2,130,000                1,894,507

Beaver County Industrial Development Authority, PCR

   (Pennsylvania Power Company Mansfield Project)
   7.15%, 9/1/2021                                                                            3,000,000                3,079,830

Berks County Municipal Authority, Revenue
   (Phoebe--Devitt Homes Project)

   5.50%, 5/15/2015                                                                             780,000                  680,737

Bradford County Industrial Development Authority, SWDR

   (International Paper Company Projects) 6.60%, 3/1/2019                                     4,250,000                4,299,385

Butler Area School District, 4.75%, 10/1/2022 (Insured; FGIC)                                 2,190,000                1,938,150

Charleroi Area School Authority, School Revenue

   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     2,000,000                  655,500

Chester County Health and Education Facilities Authority,
   Health System Revenue

   (Jefferson Health System) 5.375%, 5/15/2027                                                2,000,000                1,752,680

Coatesville Area School District
   4.50%, 10/1/2016 (Insured; FSA)                                                            6,855,000                6,165,524

Dauphin County General Authority, Revenue
   (Office and Parking, Riverfront Office)

   6%, 1/1/2025                                                                               3,000,000                2,833,770

Erie:

   Zero Coupon, 11/15/2019 (Insured; FSA)                                                     1,685,000                  578,797

   Zero Coupon, 11/15/2020 (Insured; FSA)                                                     2,110,000                  681,235

Erie County Higher Education Building Authority,
   College Revenue

   (Mercyhurst College Project) 5.75%, 3/15/2020                                              2,000,000                1,904,560



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Erie School District Zero Coupon,
   9/1/2015 (Insured; FSA)                                                                    1,135,000                  511,068

Franklin County Industrial Development Authority, HR

   (The Chambersburg Hospital)
   5%, 7/1/2018 (Insured; AMBAC)                                                              1,200,000                1,101,252

Gettysburg Municipal Authority, College Revenue
   (Gettysburg College)

   4.75%, 8/15/2023 (Insured; AMBAC)                                                          2,000,000                1,745,060

Girtys Run Joint Sewer Authority, Sewer Revenue

   4.50%, 11/1/2020 (Insured; FSA)                                                            4,580,000                3,903,809

Harrisburg Authority, Office and Parking Revenue

   6%, 5/1/2019                                                                               2,000,000                1,851,780

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                1,013,512

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                  985,022

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                  924,412

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                  891,990

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,750,000                  866,607

Lancaster Area Sewer Authority, Revenue
   4.50%, 4/1/2018 (Insured; MBIA)                                                            5,730,000                4,983,553

Luzerne County Industrial Development Authority,
   Exempt Facilities Revenue

   (Pennsylvania Gas and Water Company Project)
   7.125%, 12/1/2022                                                                          4,000,000                4,222,240

McKeesport Area School District, GO

   Zero Coupon, 10/1/2021 (Insured; AMBAC)                                                    3,455,000                1,064,175

Montgomery County Higher Educational and Health Authority,
   Revenue First Mortgage (Montgomery Income Project)
   10.50%, 9/1/2020                                                                           2,845,000                2,946,879

Montgomery County Industrial Development Authority, RRR

   7.50%, 1/1/2012 (LOC; Banque Paribas)                                                     14,715,000               15,090,968

Montour School District, Notes:

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  308,246

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  506,773

Norristown (Asset Guarantee) Zero Coupon, 12/15/2014                                          1,465,000                  668,362

Northampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                          5,700,000                5,532,078

Pennsylvania Economic Development Financing Authority:

   RRR (Northampton Generating Project) 6.50%, 1/1/2013                                       6,500,000                6,365,840

   Wastewater Treatment Revenue
      (Sun Co. Inc.--R and M Project) 7.60%, 12/1/2024                                        4,240,000                4,442,799

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing Finance Agency:

   6.50%, 7/1/2023                                                                            2,750,000                2,846,773

   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         3,000,000                3,127,290

      6.85%, 4/1/2016 (Insured; FHA)                                                          3,700,000                3,823,173

      6.875%, 10/1/2024                                                                       2,000,000                2,095,560

      6.90%, 4/1/2025                                                                         6,250,000                6,556,375

Pennsylvania Finance Authority, Guaranteed Revenue

  (Penn Hills Project):

      5.45%, 12/1/2019 (Insured; FGIC)                                                        2,615,000                2,591,910

      Zero Coupon, 12/1/2022 (Insured; FGIC)                                                  1,200,000                  343,164

      Zero Coupon, 12/1/2023 (Insured; FGIC)                                                  3,790,000                1,019,510

      Zero Coupon, 12/1/2024 (Insured; FGIC)                                                  3,790,000                  960,879

      Zero Coupon, 12/1/2025 (Insured; FGIC)                                                  3,790,000                  905,431

Pennsylvania Higher Education Assistance Agency,
   Student Loan Revenue

   7.05%, 10/1/2016 (Insured; AMBAC)                                                          2,500,000                2,696,775

Pennsylvania State Higher Educational Facilities Authority, Revenue:

  (State System Higher Education):

      5%, 6/15/2019 (Insured; AMBAC)                                                          2,000,000                1,872,520

      5%, 6/15/2024 (Insured; FSA)                                                            1,770,000                1,627,568

   (UPMC Health System):

      4.65%, 8/1/2012 (Insured; FSA)                                                          2,000,000                1,845,480

      4.875%, 8/1/2019 (Insured; FSA)                                                         1,250,000                1,108,713

Philadelphia:

   4.75%, 5/15/2020 (Insured; FGIC)                                                           8,900,000                7,871,872

   Gas Works Revenue:

      5%, 7/1/2018 (Insured; FSA)                                                             3,500,000                3,275,755

      5%, 7/1/2023 (Insured; FSA)                                                             5,400,000                4,983,228

      6.375%, 7/1/2026 (Insured; CMAC)                                                        1,000,000                1,039,660

Philadelphia Hospitals and Higher Education Facilities Authority:

   HR (Temple University Hospital) 6.625%, 11/15/2023                                         6,515,000                6,034,584

   Revenue (Jefferson Health System) 5%, 5/15/2011                                            2,000,000                1,875,840

Philadelphia School District 4.50%, 4/1/2023 (Insured; MBIA)                                 16,625,000                13,923,105

Pittsburgh and Allegheny County Public Auditorium Authority,
   Excise Tax Revenue

   (Hotel Room) 5%, 2/1/2024 (Insured, AMBAC)                                                 1,750,000                1,606,815

Pittsburgh Urban Redevelopment Authority Mortgage Revenue:

   7.05%, 4/1/2023                                                                            1,785,000                1,819,558

   (Sidney Square Project) 6.65%, 9/1/2028                                                    3,350,000                3,402,629

Pottstown School District 4.75%, 6/1/2022 (Insured; MBIA)                                     3,760,000                3,324,554


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Southeast Delco School District:

   Zero Coupon, 2/1/2020 (Insured; MBIA)                                                      2,055,000                  696,542

   Zero Coupon, 2/1/2023 (Insured; MBIA)                                                      2,055,000                  577,743

Southeastern Transportation Authority, Special Revenue

   4.75%, 3/1/2024 (Insured; FGIC)                                                            2,775,000                2,422,353

Spring-Ford Area School District
   4.75%, 3/1/2022 (Insured; FGIC)                                                            8,935,000                7,881,117

State Public School Building Authority, School Revenue

   (School District of York Project)
   4.75%, 2/15/2014 (Insured; FGIC)                                                           1,655,000                1,559,937

Upper Merion General Authority, LR

   6%, 8/15/2016                                                                              1,000,000                1,021,340

Washington County Industrial Development Authority:

   PCR (West Pennsylvania Power Company Mitchell)
      6.05%, 4/1/2014 Insured; AMBAC)                                                         3,000,000                3,158,340

   Revenue (Presbyterian Medical Center)
      6.75%, 1/15/2023 (Insured; FHA)                                                         3,000,000                3,126,870

U.S. RELATED--4.2%

Commonwealth of Puerto Rico (Public Improvement)

   4.50%, 7/1/2023                                                                            5,000,000                4,324,300

Puerto Rico Electric Power Authority, Power Revenue

   5%, 7/1/2023                                                                               5,500,000                5,152,510

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $216,308,941)                                                                                               212,617,360
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.8%
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA;

Geisinger Authority Health System, Revenue,
  VRDN (Geisinger Health):

      4.60% (Prerefunded 12/1/2000)                                                           3,000,000  (a,b)         3,000,000

      4.60%                                                                                   1,100,000  (b)           1,100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $4,100,000)                                                                                                   4,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $220,408,941)                                                             97.0%              216,717,360

CASH AND RECEIVABLES (NET)                                                                         3.0%                6,596,916

NET ASSETS                                                                                       100.0%              223,314,276

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                          Assurance Corporation

CMAC                  Capital Market Assurance
                          Corporation

FGIC                  Financial Guaranty
                          Insurance Company

FHA                   Federal Housing Administration

FSA                   Financial Security Assurance

GO                    General Obligation

HR                    Hospital Revenue

LOC                   Letter of Credit

LR                    Lease Revenue

MBIA                  Municipal Bond Investors
                          Assurance Insurance Corporation

PCR                   Pollution Control Revenue

RRR                   Resources Recovery Revenue

SFMR                  Single Family Mortgage Revenue

SWDR                  Solid Waste Disposal Revenue

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                             AAA                                              57.8

AA                               Aa                              AA                                               11.0

A                                A                               A                                                 9.9

BBB                              Baa                             BBB                                              11.9

F1                               MIG1/P1                         SP1/A1                                            1.9

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     7.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITES

October 31, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           220,408,941   216,717,360

Cash                                                                  3,054,154

Interest receivable                                                   3,251,373

Receivable for shares of Beneficial Interest subscribed                 574,999

Prepaid expenses                                                          6,360

                                                                    223,604,246
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           166,138

Payable for shares of Beneficial Interest redeemed                       98,074

Accrued expenses                                                         25,758

                                                                        289,970
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      223,314,276
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     228,762,437

Accumulated net realized gain (loss) on investments                  (1,756,580)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (3,691,581)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      223,314,276

NET ASSET VALUE PER SHARE



                                                                             Class A           Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            187,007,127        34,349,452      1,957,697

Shares Outstanding                                                         12,145,594         2,232,960        127,096
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.40             15.38          15.40

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,739,632

EXPENSES:

Management fee--Note 3(a)                                              611,022

Shareholder servicing costs--Note 3(c)                                 356,382

Distribution fees--Note 3(b)                                            95,514

Professional fees                                                       13,708

Custodian fees                                                          11,708

Prospectus and shareholders' reports                                    10,614

Registration fees                                                        7,645

Trustees' fees and expenses--Note 3(d)                                   3,045

Loan commitment fees--Note 2                                               737

Miscellaneous                                                           12,720

TOTAL EXPENSES                                                       1,123,095

INVESTMENT INCOME--NET                                               5,616,537
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,223,164)

Net unrealized appreciation (depreciation) on investments            7,831,253

NET REALIZED AND UNREALIZED GAIN (LOSS) IN INVESTMENTS               6,608,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,224,626

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000           Year Ended
                                              (Unaudited)       April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,616,537            12,061,317

Net realized gain (loss) on investments        (1,223,164)              452,220

Net unrealized appreciation (depreciation)
   on investments                               7,831,253           (21,787,858)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   12,224,626            (9,274,321)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,754,440)           (9,678,252

Class B shares                                   (824,373)           (2,339,115

Class C shares                                    (37,724)              (43,950

Net realized gain on investments:

Class A shares                                        -              (3,547,348

Class B shares                                        -                (861,532

Class C shares                                        -                 (19,855

TOTAL DIVIDENDS                               (5,616,537)           (16,490,052
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 10,084,578            31,806,266

Class B shares                                  2,960,426             9,233,839

Class C shares                                    701,392               809,497

Dividends reinvested:

Class A shares                                  2,371,501             7,038,799

Class B shares                                    547,267             2,185,100

Class C shares                                     25,962                44,344

Cost of shares redeemed:

Class A shares                                (11,705,689)          (33,930,306)

Class B shares                                 (9,186,076)          (35,538,987)

Class C shares                                    (95,581)             (376,973)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (4,296,220)          (18,728,421)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,311,869           (44,492,794)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           221,002,407          265,495,201

END OF PERIOD                                 223,314,276          221,002,407

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       663,300            2,029,925

Shares issued for dividends reinvested            155,839              460,266

Shares redeemed                                  (773,034)          (2,211,504)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      46,105              278,687
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       193,959              590,695

Shares issued for dividends reinvested             36,021              142,505

Shares redeemed                                  (607,814)          (2,283,203)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (377,834)          (1,550,003)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        46,465               52,892

Shares issued for dividends reinvested              1,704                2,914

Shares redeemed                                    (6,320)             (24,746)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,849               31,060

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 398,720 CLASS B SHARES REPRESENTING $6,072,930 WERE AUTOMATICALLY CONVERTED TO 398,471 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 1,477,344 CLASS B SHARES REPRESENTING $22,894,751 WERE AUTOMATICALLY CONVERTED TO 1,476,804 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period , assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.94         16.56         16.68         16.23          16.17         16.12

Investment Operations:

Investment income--net                                 .39           .79           .82           .85            .85           .87

Net realized and unrealized gain

   (loss) on investments                               .46         (1.33)          .16           .71            .24           .32

Total from Investment Operations                       .85          (.54)          .98          1.56           1.09          1.19

Distributions:

Dividends from investment
   income--net                                        (.39)         (.79)         (.82)         (.85)          (.85)         (.87)

Dividends from net realized
   gain on investments                                  --          (.29)         (.28)         (.26)          (.18)         (.27)

Total Distributions                                   (.39)        (1.08)        (1.10)        (1.11)         (1.03)        (1.14)

Net asset value, end of period                       15.40         14.94         16.56         16.68          16.23         16.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  11.45(b)      (3.24)         5.97          9.83           6.89          7.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .92(b)        .94          .92            .92            .92           .92

Ratio of net investment income

   to average net assets                              5.15(b)       5.12         4.90           5.09           5.22          5.28

        Portfolio Turnover Rate                       4.99(c)      34.29        48.14          34.82          60.57         52.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     187,007       180,760      195,728        196,055        201,229       216,802

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.93         16.55         16.67         16.23          16.16         16.11

Investment Operations:

Investment income--net                                 .35           .71           .74           .77            .77           .79

Net realized and unrealized gain

   (loss) on investments                               .45         (1.33)          .16           .70            .25           .32

Total from Investment Operations                       .80          (.62)          .90          1.47           1.02          1.11

Distributions:

Dividends from investment
   income--net                                        (.35)         (.71)         (.74)         (.77)          (.77)         (.79)

Dividends from net realized
   gain on investments                                  --          (.29)         (.28)         (.26)          (.18)         (.27)

Total Distributions                                  (.35)        (1.00)        (1.02)         (1.03)         (.95)        (1.06)

Net asset value, end of period                      15.38         14.93         16.55          16.67         16.23         16.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 10.79(b)      (3.75)         5.43           9.20          6.41          6.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.44(b)        1.46          1.43           1.43          1.43          1.43

Ratio of net investment income

   to average net assets                            4.63(b)        4.57          4.39           4.57          4.71          4.76

Portfolio Turnover Rate                             4.99(c)       34.29         48.14          34.82         60.57         52.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      34,349       38,968        68,869         74,855        71,671        72,610

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.95         16.57         16.69         16.23          16.16         16.18

Investment income--net                                 .34           .67           .69           .70            .69           .53

Net realized and unrealized gain

   (loss) on investments                               .45         (1.33)          .16           .72             .25          .25

Total from Investment Operations                       .79          (.66)          .85          1.42             .94          .78

Distributions:

Dividends from investment
   income--net                                        (.34)         (.67)         (.69)         (.70)           (.69)        (.53)

Dividends from net realized
   gain on investments                                   -          (.29)         (.28)         (.26)           (.18)        (.27)

Total Distributions                                  (.34)          (.96)         (.97)         (.96)           (.87)        (.80)

Net asset value, end of period                      15.40          14.95         16.57         16.69           16.23        16.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                 10.51(c)       (3.98)         5.16          8.91            5.92         6.71(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.66(c)        1.70          1.69          1.69            1.83         1.70(c)

Ratio of net investment income
   to average net assets                             4.35(c)        4.35          4.07          3.98            4.28         4.46(c)

Portfolio Turnover Rate                              4.99(d)       34.39         48.14         34.82           60.57        52.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,958         1,274           898           463             32            21

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Pennsylvania Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,520 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $3,161 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $89,012 and $6,502, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000 Class A, Class B and Class C shares were charged $231,064, $44,506, and $2,167, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $74,490 pursuant to the transfer
agency    agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $10,620,547 and $20,649,714, respectively.

At  October 31, 2000, accumulated net unrealized depreciation on investments was
$3,691,581,   consisting   of   $3,221,395  gross  unrealized  appreciation  and
$6,912,976 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  058SA0010



Dreyfus Premier

State Municipal

Bond Fund,

Texas Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                   Texas Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Texas Series.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.85% total return, its Class B shares provided a 5.59% total return and its Class C shares provided a 5.46% total return.(1) In comparison, the Lipper Texas Municipal Debt Funds category average provided a 5.11% total return
for    the    same    period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds over the past six months, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting municipal bonds throughout the nation. The fund' s good relative performance is largely the result of our security selection strategy. The fund' s holdings of previously out-of-favor bonds provided particularly attractive gains.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Texas state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Texas economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period for an increase of 0.50 percentage points. However, signs soon emerged that the Fed' s previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the Texas economy helped keep municipal bond yields relatively low compared to taxable bonds. Texas and its municipalities enjoyed higher revenues during the reporting period, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady,
prices    of    existing    bonds    tend    to    move    higher.

In this environment, we received particularly strong returns from some of the out-of-favor bonds -- including bonds selling at deep discounts to their face values -- that we had purchased during the 1999 market decline. As these discount securities returned to favor among investors and their prices rose, we gradually sold them. We redeployed the proceeds of those sales primarily to relatively defensive, income-oriented bonds with attractive yields and modest price premiums.

What is the fund's current strategy?

Because we expect that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we are currently on the lookout for out-of-favor Texas bonds that, in our opinion, are likely to return to favor in the future. We have found a limited number of such opportunities in bonds issued by hospitals. Although hospitals are currently under financial pressure because of the effects of health care reform, we have focused on bonds with high credit ratings or third-party insurance, which helps minimize the likelihood of default.

In addition, a relatively large number of municipal bonds are scheduled to mature shortly after the new year begins, which may set the stage for strong market performance as investors reinvest their principal. In our opinion, this should maintain demand for high quality, tax-exempt, fixed-income securities even if the supply of new municipal bonds changes directions and starts to rise

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)




                                                                                               Principal
LONG-TERM INVESTMENTS--97.1%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--95.7%

Aledo Independent School District, Unlimited Tax School Building

   (Permanent School Fund Guaranteed)
   Zero Coupon, 2/15/2014                                                                     1,225,000                  594,897

Brazos Higher Education Authority Inc., Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000                  742,931

Clear Creek Independent School District
   (Permanent School Fund Guaranteed)

   4.25%, 2/1/2013                                                                            1,475,000                1,356,026

Coastal Water Authority, Water Conveyance System

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         5,885,000                5,946,322

Dallas-Fort Worth Regional Airport, Joint Revenue

   6.625%, 11/1/2021 (Insured; FGIC)                                                          1,250,000                1,276,500

Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000                  624,832

Eanes Independent School District

  (Permanent School Fund Guaranteed)

   4.50%, 8/1/2017                                                                            1,400,000                1,241,744

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000                2,561,907

Grape Creek-Pulliam Independent School District

  Public Facility Corp., School Facility LR

   7.25%, 5/15/2021 (Prerefunded 5/15/2006)                                                   2,200,000  (a)           2,499,552

Grapevine-Colleyville Independent School District, Unlimited

  Tax School Building (Permanent School Fund Guaranteed):

      Zero Coupon, 8/15/2017                                                                  2,590,000                1,002,848

      Zero Coupon, 8/15/2018                                                                  2,390,000                  867,044

Gulf Coast Waste Disposal Authority, SWDR

   (Champion International Corp. Project) 7.25%, 4/1/2017                                       560,000                  578,861

Houston, Public Improvement 4.75%, 3/1/2016                                                   1,160,000                1,068,882

Houston Independent School District
   (Permanent School Fund Guaranteed):

      Zero Coupon, 8/15/2015                                                                  3,000,000               1,344,750

      4.75%, 2/15/2022                                                                        2,500,000                2,204,300

Irving Independent School District
   (Permanent School Fund Guaranteed):

      Zero Coupon, 2/15/2010                                                                  1,985,000                1,244,039

      Zero Coupon, 2/15/2016                                                                  1,000,000                  431,600

Katy Independent School District, Limited Tax Refunding

   and School Building (Permanent School Fund Guaranteed)
   4.75%, 2/15/2021                                                                           1,295,000                1,142,527



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

La Porte Independent School District
  (Permanent School Fund Guaranteed)

   4.50%, 2/15/2017                                                                           1,000,000                  885,840

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000                  932,751

Leon County, PCR (Nucor Corp. Project) 7.375%, 8/1/2009                                         750,000                  777,878

Lower Colorado River Authority, Revenue, Junior Lein

   4.50%, 1/1/2017 (Insured; FSA)                                                             1,410,000                1,279,166

Round Rock Independent School District
   (Permanent School Fund Guaranteed)

   4.50%, 8/1/2016                                                                            1,950,000                1,756,638

Texas:

   (Veterans Housing Assistance) 6.80%, 12/1/2023                                             2,145,000                2,231,444

   (Water Development) 5%, 8/1/2020                                                             250,000                  233,465

Texas Department Housing and Community Affairs, MFHR

   (Harbors and Plumtree) 6.35%, 7/1/2016                                                     1,300,000                1,321,125

Texas Higher Education Coordinating Board,
   College Student Loan Revenue

   7.30%, 10/1/2003                                                                             240,000                  249,307

Texas National Research Laboratory Commission Financing Corp.,
   LR (Superconducting Super Collider) 6.95%, 12/1/2012                                         700,000                  809,256

Texas Public Finance Authority, Building Revenue
   (State Preservation Board Project):

      4.50%, 2/1/2018 (Insured; AMBAC)                                                        2,805,000                2,456,984

      4.50%, 2/1/2019 (Insured; AMBAC)                                                        2,165,000                1,879,350

Texas Public Property Finance Corp., Revenue
   (Mental Health and Retardation)

   8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                      455,000  (a)             479,597

Texas Water Development Board, Revenue,
   State Revolving Fund

   4.75%, 7/15/2020                                                                           1,695,000                1,512,143

Tomball Hospital Authority, Revenue 6%, 7/1/2013                                              5,000,000                4,574,150

Tomball Independent School District

   (Permanent School Fund Guaranteed) 4.75%, 2/15/2020                                        2,515,000                2,236,313

Tyler Health Facility Development Corp., HR

   (East Texas Medical Center Regional Health)
   6.625%, 11/1/2011                                                                          1,135,000                1,006,688

University of Texas (Financing System) University Revenues

   3.75%, 8/15/2018                                                                           5,000,000                3,903,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Victoria, Utility System Revenue
   4.75%, 12/1/2022 (Insured; MBIA)                                                           1,105,000                  965,858

Waxahachie Community Development Corp., Sales Tax Revenue:

   Zero Coupon, 8/1/2020 (Insured; MBIA)                                                      1,430,000                  445,760

   Zero Coupon, 8/1/2023 (Insured; MBIA)                                                      1,000,000                  256,560

West Side Calhoun County Navigation District, SWDR

   (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021                                       500,000                  513,890

U.S. RELATED--1.4%

Puerto Rico (Public Improvement)
   4.50%, 7/1/2023 (Insured; FSA)                                                             1,000,000                  864,860

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $59,527,339)                                                                                                 58,302,485
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.7%
-----------------------------------------------------------------------------------------------------------------------------------

Brazos River Harbor Navigation District, Harbor Revenue, VRDN

  (BASF Corp. Project) 4.75%

   (cost $1,000,000)                                                                          1,000,000  (b)           1,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $60,527,339)                                                              98.8%               59,302,485

CASH AND RECEIVABLES (NET)                                                                         1.2%                  717,454

NET ASSETS                                                                                       100.0%               60,019,939




Summary of Abbreviations

AMBAC                  American Municipal Bond
                           Assurance Corporation

FGIC                   Financial Guaranty Insurance
                           Company

FSA                    Financial Security Assurance

HR                     Hospital Revenue

LR                     Lease Revenue

MBIA                   Municipal Bond Investors
                           Assurance Insurance
                           Corporation

MFHR                   Multi-Family Housing Revenue

PCR                    Pollution Control Revenue

SWDR                   Solid Waste Disposal Revenue

VRDN                   Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                             AAA                                              65.5

AA                               Aa                              AA                                                7.3

A                                A                               A                                                 8.2

BBB                              Baa                             BBB                                              10.6

B                                B                               B                                                 1.7

F1                               MIG1/P1                         SP1/A1                                            1.7

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      5.0

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT OCTOBER  31,  2000,  27.2% OF THE FUND'S  NET ASSETS ARE  GUARANTEED  BY
     PERMANENT SCHOOL FUND.

(E)  AT  OCTOBER  31,  2000,  THE FUND HAD  $15,229,889  (25.4%)  OF NET  ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM CITY-MUNICIPAL GENERAL OBLIGATIONS PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  60,527,339  59,302,485

Interest receivable                                                     947,830

Receivable for shares of Beneficial Interest subscribed                  14,843

Prepaid expenses                                                          6,628

                                                                     60,271,786
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,333

Cash overdraft due to Custodian                                         111,536

Payable for shares of Beneficial Interest redeemed                       87,199

Accrued expenses                                                         14,779

                                                                        251,847
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,019,939
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      61,335,241

Accumulated net realized gain (loss) on investments                     (90,448)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            (1,224,854)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,019,939

NET ASSET VALUE PER SHARE





                                                                             Class A            Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             53,438,394          6,300,535         281,010

Shares Outstanding                                                          2,677,606            315,772          14,089
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   19.96              19.95           19.95

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,757,447

EXPENSES:

Management fee--Note 3(a)                                              166,849

Shareholder servicing costs--Note 3(c)                                  91,304

Distribution fees--Note 3(b)                                            17,961

Registration fees                                                        9,082

Prospectus and shareholders' reports                                     7,784

Professional fees                                                        5,295

Custodian fees                                                           2,986

Trustees' fees and expenses--Note 3(d)                                     854

Loan commitment fees--Note 2                                               203

Miscellaneous                                                            5,023

TOTAL EXPENSES                                                         307,341

Less-reduction in management fee due to

   undertaking--Note 3(a)                                              (31,522)

NET EXPENSES                                                           275,819

INVESTMENT INCOME--NET                                               1,481,628
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 20,916

Net unrealized appreciation (depreciation) on investments            1,921,678

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,942,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,424,222

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,481,628           3,292,246

Net realized gain (loss) on investments            20,916             211,363

Net unrealized appreciation (depreciation)
   on investments                               1,921,678          (6,522,846)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,424,222          (3,019,237)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,325,104)          (2,765,973)

Class B shares                                   (150,926)            (504,058)

Class C shares                                     (5,598)             (22,215)

Net realized gain on investments:

Class A shares                                       --               (774,143)

Class B shares                                       --               (135,906)

Class C shares                                       --                 (8,474)

TOTAL DIVIDENDS                               (1,481,628)           (4,210,769)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,212,572           7,421,968

Class B shares                                    130,187             924,779

Class C shares                                     24,057             248,924

Dividends reinvested:

Class A shares                                    574,534           1,661,140

Class B shares                                     82,650             401,134

Class C shares                                      2,626              20,594

Cost of shares redeemed:

Class A shares                                 (3,534,071)        (11,288,329)

Class B shares                                 (1,607,578)         (9,561,557)

Class C shares                                    (18,585)           (555,206)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,133,608)        (10,726,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (191,014)        (17,956,559)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            60,210,953          78,167,512

END OF PERIOD                                  60,019,939          60,210,953

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       114,376              368,896

Shares issued for dividends reinvested             29,240               84,082

Shares redeemed                                  (180,685)            (569,598)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (37,069)            (116,620)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                         6,644               44,887

Shares issued for dividends reinvested              4,211               20,194

Shares redeemed                                   (82,365)            (474,815)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (71,510)            (409,734)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                         1,219               12,088

Shares issued for dividends reinvested                134                1,034

Shares redeemed                                      (959)             (28,464)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         394              (15,342)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 35,260 CLASS B SHARES REPRESENTING $690,397 WERE AUTOMATICALLY CONVERTED TO 35,261 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 279,353 CLASS B SHARES REPRESENTING $5,593,499 WERE AUTOMATICALLY CONVERTED TO 279,364 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                          October 31, 2000                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               19.33         21.37         21.68         20.99          20.84         20.69

Investment Operations:

Investment income--net                                 .49           .98          1.00          1.08           1.17          1.20

Net realized and unrealized

   gain (loss) on investments                          .63         (1.77)          .21           .99            .41           .45

Total from Investment Operations                      1.12          (.79)         1.21          2.07           1.58          1.65

Distributions:

Dividends from investment
   income--net                                        (.49)         (.98)        (1.00)        (1.08)         (1.17)        (1.20)

Dividends from net realized
   gain on investments                                  --          (.27)         (.52)         (.30)          (.26)         (.30)

Total Distributions                                   (.49)        (1.25)        (1.52)        (1.38)         (1.43)        (1.50)

Net asset value, end of period                       19.96         19.33         21.37         21.68          20.99         20.84
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 11.60(b)      (3.62)         5.66         10.03           7.74          8.06
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .85(b)        .85           .85           .72            .37           .37

Ratio of net investment

   income to average net assets                       4.94(b)       4.95          4.59          4.96           5.54          5.64

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .10(b)        .14           .07           .18            .55           .55

Portfolio Turnover Rate                               1.59(c)      22.70         49.67         27.18          61.22         49.24
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      53,438        52,464        60,516        59,758         60,849        62,864

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               19.32         21.37         21.68         20.98          20.84         20.69

Investment Operations:

Investment income--net                                 .44           .88           .89           .97           1.06          1.09

Net realized and unrealized

   gain (loss) on investments                          .63         (1.78)          .21          1.00            .40           .45

Total from Investment Operations                      1.07          (.90)         1.10          1.97           1.46          1.54

Distributions:

Dividends from investment
   income--net                                        (.44)         (.88)         (.89)         (.97)         (1.06)        (1.09)

Dividends from net realized
   gain on investments                                  --          (.27)         (.52)         (.30)          (.26)         (.30)

Total Distributions                                   (.44)        (1.15)        (1.41)        (1.27)         (1.32)        (1.39)

Net asset value, end of period                       19.95         19.32         21.37         21.68          20.98         20.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 11.09(b)      (4.14)         5.13          9.53           7.15          7.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.35(b)        1.35          1.35          1.23            .88           .88

Ratio of net investment income
   to average net assets                             4.45(b)        4.41          4.09          4.44           5.03          5.13

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            .12(b)         .16           .08           .18            .55           .55

Portfolio Turnover Rate                              1.59(c)       22.70         49.67         27.18          61.22         49.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       6,301         7,483        17,031        20,454         17,396        17,461

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2000                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               19.31         21.36         21.67         20.97          20.83         20.78

Investment Operations:

Investment income--net                                 .41           .84           .83           .91            .99           .73

Net realized and unrealized

   gain (loss) on investments                          .64         (1.78)          .21          1.00            .40           .35

Total from Investment Operations                      1.05          (.94)         1.04          1.91           1.39          1.08

Distributions:

Dividends from investment
   income--net                                        (.41)         (.84)         (.83)         (.91)          (.99)         (.73)

Dividends from net realized
   gain on investments                                  --          (.27)         (.52)         (.30)          (.26)         (.30)

Total Distributions                                   (.41)        (1.11)        (1.35)        (1.21)         (1.25)        (1.03)

Net asset value, end of period                       19.95         19.31         21.36         21.67          20.97         20.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 10.83(c)      (4.33)         4.86          9.24           6.79          7.29(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.60(c)       1.60          1.60          1.52           1.19          1.18(c)

Ratio of net investment income

   to average net assets                              4.19(c)       4.15          3.79          4.10           4.57          4.77(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .14(c)        .15           .11           .15            .54           .58(c)

Portfolio Turnover Rate                               1.59(d)      22.70         49.67         27.18          61.22         49.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         281           265           620          261            129             1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Texas Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,573 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1,
2000    through    October    31,    2000
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $31,522 during the period ended October 31, 2000.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $16,958 and $1,003, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $67,027, $8,479 and $334, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $12,945 pursuant to the transfer agency agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $921,880 and $2,867,650, respectively.

At October 31, 2000, accumulated net unrealized depreciation on investments was $1,224,854, consisting of $926,202 gross unrealized appreciation and $2,151,056 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Texas Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  061SA0010





Dreyfus Premier

State Municipal

Bond Fund,

Virginia Series

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                Virginia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices generally rose modestly over the six-month reporting period. Most sectors of the municipal bond market also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board' s (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier State Municipal Bond Fund, Virginia Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform during the period?

For the six-month period ended October 31, 2000, the fund's Class A shares provided a 5.45% total return, its Class B shares provided a 5.24% total return and its Class C shares provided a 5.06% total return.(1) In comparison, the Lipper Virginia Municipal Debt Funds category average provided a 5.05% total return for the same period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors. The fund' s good relative performance is largely the result of our attempts to strike a more optimal balance between income-oriented bonds and bonds that we believe will provide attractive total returns, which include income and changes in price.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Virginia state tax-exempt income as is practical without undue risk from a diversified portfolio of
municipal    bonds.

To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We  also  use  computer models to evaluate the likely performance of bonds under
various    market   scenarios,   including   a   0.25   percentage-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

point rise in interest rates and a 0.50 percentage-point decline. When we find securities that we believe will provide participation when the market rises and some protection against declines, we generally tend to hold them for the long term.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on May 1, 2000, the U.S. and Virginia economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period for an increase of 0.50 percentage points. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of Virginia' s economy helped keep municipal bond yields relatively low compared to taxable bonds. Virginia and its municipalities enjoyed higher revenues during the reporting period, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. When supply falls and demand rises or remains steady,
prices    of    existing    bonds    tend    to    move    higher.

In this environment, we sold some of our shorter term holdings that were less liquid -- that is, more difficult to trade -- than we would have liked. We also sold income-oriented bonds into a secondary market characterized by very strong demand from individual investors. As a result, we have generally been able to
maximize    the    prices    we    receive.

We redeployed the proceeds of those sales primarily into bonds that we believe are more likely to provide attractive total returns, including intermediate-term bonds with no provisions for early redemption by their issuers. Other new purchases have typically included general obligation bonds issued by Virginia counties, essential services bonds, and triple-A rated bonds financing Virginia's water works.


What is the fund's current strategy?

We have generally maintained the same strategy that we have employed through much of the reporting period. We have continued to attempt to upgrade our holdings with insured and highly rated bonds, which we expect will serve to
balance   our   long-standing  holdings  of  lower  rated,  high  yield  bonds.

We also intend to carefully monitor the current economic slowdown. We are doing this not to forecast interest-rate trends, but to identify factors that may affect our holdings' credit quality. By conducting intensive credit analyses of existing and potential holdings, we believe that we can more effectively seek to improve the fund's income stream. At the same time, we intend to focus on risk management through broad diversification and by maintaining a balance between income-oriented and total return-oriented bonds.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-VIRGINIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.5%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--66.1%

Alexandria Redevelopment and Housing Authority,

  Multi-Family Housing Mortgage Revenue
  (Buckingham Village Apartments)

   6.125%, 7/1/2021                                                                           3,000,000                3,033,450

Beford County Industrial Development Authority,

  IDR (Nekossa Packaging Corp. Project)

   5.60%, 12/1/2025                                                                           3,300,000                2,945,910

Chesapeake Bay Bridge and Tunnel Commission District, Revenue,

   General Resolution 5.50%, 7/1/2025 (Insured; MBIA)                                         2,500,000                2,525,125

Chesapeake Toll Road, Expressway Revenue
   5.625%, 7/15/2019                                                                          1,250,000                1,237,050

Dinwiddie County Industrial Development Authority, LR

   (Dinwiddie County School Facilities Project)
   6%, 2/1/2018 (Insured; MBIA)                                                                 500,000                  521,910

Dulles Town Center Community Development Authority,

  Special Assessment Tax (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                2,855,370

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020                                                                          2,665,000                2,734,850

Fairfax County Redevelopment and Housing Authority, MFHR

   (Paul Spring Retirement Center)
   6%, 12/15/2028 (Insured; FHA)                                                                600,000                  609,192

Fairfax County Water Authority, Water Revenue:

   5.50% 4/1/2018                                                                             1,655,000                1,673,801

   5.50%, 4/1/2019                                                                            1,830,000                1,843,030

   5.75%, 4/1/2029 (Prerefunded 4/1/2002)                                                     1,525,000  (a)           1,553,655

Hampton Redevelopment and Housing Authority,
   First Mortgage Revenue

   (Olde Hampton Hotel Associates Project)
   6.50%, 7/1/2016                                                                            2,640,000                2,481,626

Industrial Development Authority of the County of Henrico, SWDR

  (Browning-Ferris Industries of South Atlantic, Inc. Project)

   5.45%, 1/1/2014                                                                            3,500,000                2,997,435

Industrial Development Authority of the
   County of Prince William, Revenue:

      Hospital Facility (Potomac Hospital Corp. of Prince William)

         6.85%, 10/1/2025 (Prerefunded 10/1/2005)                                             1,000,000  (a)           1,114,460

      (Potomac Place) 6.25%, 12/20/2027                                                         700,000                  726,082

      Residential Care Facility (First Mortgage-Westminster
         Lake Ridge) 6.625%, 1/1/2026                                                         1,500,000                1,494,360

Industrial Development Authority of the Town of West Point,

   SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019                                             500,000                  452,665


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Isle Wight County Industrial Development Authority,

  Solid Waste Disposal Facilities Revenue
  (Union Camp Corp. Project)

   6.10%, 5/1/2027                                                                            2,850,000                2,787,784

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (a)           3,294,300

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                3,094,606

Staunton Industrial Development Authority,

  Educational Facilities Revenue (Mary Baldwin College)

   6.75%, 11/1/2021                                                                           3,145,000                3,216,045

University of Virginia, University Revenue 5.75%, 5/1/2021                                    1,200,000                1,215,660

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            2,000,000                1,927,760

Virginia Beach Development Authority, Revenue:

  Industrial Development Mortgage

      (Ramada Oceanside Resort) 8%, 8/1/2010                                                    310,000                  324,080

   Nursing Home (Sentara Life Care Corp.) 7.75%, 11/1/2021                                    1,000,000                1,045,590

Virginia Housing Development Authority:

  Commonwealth Mortgage:

      6.60%, 7/1/2020                                                                         1,075,000                1,092,888

      5.50%, 1/1/2022                                                                         2,690,000                2,588,937

   Multi-Family Housing 5.95%, 5/1/2016                                                       2,000,000                2,035,960

Virginia Public Building Authority, Public Facilities Revenue

   5.75%, 8/1/2018                                                                            2,500,000                2,579,775

Virginia Resouce Authority, Clean Water Revenue

   (State Revolving Fund) 5.375%, 10/1/2022                                                   3,035,000  (b)           3,004,013

U.S. RELATED--32.4%

Childrens Trust Fund Tobacco Settlement Revenue,
   Asset Backed Bonds 6%, 7/1/2026                                                            3,000,000  (b)           2,982,210

Commonwealth of Puerto Rico:

   6.169%, 7/1/2012                                                                           2,950,000  (c)           3,350,610

   (Public Improvement):

      5.50% 7/1/2012 (Insured; MBIA)                                                             50,000                   53,395

      5.25%, 7/1/2015 (Insured; MBIA)                                                         3,000,000                3,088,110

      6%, 7/1/2026 (Prerefunded 7/1/2007)                                                     1,500,000  (a)           1,658,220

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              2,000,000                2,073,940

Puerto Rico Highway and Transportation Authority,
   Highway Revenue:

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   21,168

      6.146%, 7/1/2015                                                                        3,990,000  (c)           4,456,112

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 2,000,000  (a)           2,110,280

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Industrial, Tourist, Educational, Medical and
   Environmental Control Facilities Financing Authority,
   Higher Education Revenue (Ana G. Mendez University
    System Project) 5.375%, 2/1/2019                                                          1,350,000                1,264,869

Puerto Rico Ports Authority, Special Facilities Revenue

   (American Airlines) 6.25%, 6/1/2026                                                        3,000,000                3,055,920

Virgin Islands Public Finance Authority, Revenue

   Gross Receipts Taxes Loan Note 6.50%, 10/1/2024                                            3,000,000                3,102,900

Virgin Islands Water and Power Authority, Electric System

   7.40%, 7/1/2011 (Prerefunded 7/1/2001)                                                     1,720,000  (a)           1,773,870

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $87,150,708)                                                                                                 87,998,973
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.6%
------------------------------------------------------------------------------------------------------------------------------------

Roanoke Industrial Development Authority, HR
  (Carilion Health System)

   VRDN 4.60% (cost $1,400,000)                                                               1,400,000  (d)           1,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $88,550,708)                                                             100.1%               89,398,973

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (90,041)

NET ASSETS                                                                                       100.0%               89,308,932




Summary of Abbreviations

FGIC                 Financial Guaranty Insurance
                         Company

FHA                  Federal Housing Administration

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LR                   Lease Revenue

MBIA                 Municipal Bond Investors
                         Assurance Insurance Corporation

MFHR                 Multi-Family Housing Revenue

SWDR                 Solid Waste Disposal Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              36.0

AA                               Aa                              AA                                               15.1

A                                A                               A                                                 4.6

BBB                              Baa                             BBB                                              23.5

BB                               Ba                              BB                                                3.9

F1                               MIG1/P1                         SP1/A1                                            1.6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    15.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  88,550,708  89,398,973

Cash                                                                    189,427

Receivable for investment securities sold                             4,326,532

Interest receivable                                                   1,502,391

Prepaid expenses                                                          7,139

                                                                     95,424,462
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,716

Payable for investment securities purchased                           5,945,966

Payable for shares of Beneficial Interest redeemed                       67,514

Accrued expenses                                                         31,334

                                                                      6,115,530
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,308,932
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      90,539,397

Accumulated net realized gain (loss) on investments                 (2,078,730)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                              848,265
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      89,308,932

NET ASSET VALUE PER SHARE



                                                                              Class A             Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             66,904,509           19,565,760         2,838,663

Shares Outstanding                                                          4,109,035            1,201,905           174,443
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                  16.28                 16.28             16.27

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,751,246

EXPENSES:

Management fee--Note 3(a)                                              249,760

Shareholder servicing costs--Note 3(c)                                 143,281

Distribution fees--Note 3(b)                                            61,795

Prospectus and shareholders' reports                                     8,018

Registration fees                                                        7,801

Professional fees                                                        7,351

Custodian fees                                                           4,948

Trustees' fees and expenses--Note 3(d)                                   1,509

Loan commitment fees--Note 2                                               299

Miscellaneous                                                            6,802

TOTAL EXPENSES                                                         491,564

INVESTMENT INCOME--NET                                               2,259,682
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (26,606)

Net unrealized appreciation (depreciation) on investments            2,525,818

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,499,212

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,758,894

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,259,682           4,871,421

Net realized gain (loss) on investments          (26,606)          (2,049,473)

Net unrealized appreciation
   (depreciation) on investments               2,525,818           (7,002,802)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,758,894           (4,180,854)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,728,024)          (3,555,627)

Class B shares                                  (467,165)          (1,183,931)

Class C shares                                   (64,493)            (131,863)

Net realized gain on investments:

Class A shares                                       --               (14,353)

Class B shares                                       --                (4,898)

Class C shares                                       --                  (521)

TOTAL DIVIDENDS                               (2,259,682)          (4,891,193)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,552,721           13,520,146

Class B shares                                  1,036,330            2,450,891

Class C shares                                      7,663            1,029,974

Dividends reinvested:

Class A shares                                    844,285            1,781,475

Class B shares                                    243,890              610,636

Class C shares                                     18,803               33,411

Cost of shares redeemed:

Class A shares                                (6,396,042)         (13,581,470)

Class B shares                                (3,353,673)         (14,374,110)

Class C shares                                  (315,578)            (939,870)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (4,361,601)           (9,468,917)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,862,389)          (18,540,964)
-------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            91,171,321          109,712,285

END OF PERIOD                                  89,308,932           91,171,321

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                         October 31, 2000          Year Ended
                                              (Unaudited)      April 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       221,863             819,840

Shares issued for dividends reinvested             52,470             110,040

Shares redeemed                                 (398,446)            (834,478)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (124,113)              95,402
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        64,977             149,838

Shares issued for dividends reinvested             15,164              37,644

Shares redeemed                                 (209,590)            (873,486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (129,449)            (686,004)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                           480             64,286

Shares issued for dividends reinvested              1,170              2,071

Shares redeemed                                  (19,752)            (58,119)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (18,102)              8,238

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 146,724 CLASS B SHARES REPRESENTING $2,364,606 WERE AUTOMATICALLY CONVERTED TO 146,748 CLASS A SHARES, AND DURING THE PERIOD ENDED APRIL 30, 2000, 471,244 CLASS B SHARES REPRESENTING $7,723,625 WERE AUTOMATICALLY CONVERTED TO 471,274 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended

                                          October 31, 2000                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.84         17.31         17.37         16.61          16.27         16.03

Investment Operations:

Investment income--net                                 .41           .83           .85           .88            .94           .93

Net realized and unrealized

   gain (loss) on investments                          .44         (1.47)          .17           .76            .34           .24

Total from Investment Operations                       .85          (.64)         1.02          1.64           1.28          1.17

Distributions:

Dividends from investment
   income--net                                       (.41)         (.83)         (.85)          (.88)         (.94)         (.93)

Dividends from net realized
   gain on investments                                  --         (.00)(a)      (.23)          (.00)(a)        --            --

Total Distributions                                  (.41)         (.83)        (1.08)          (.88)         (.94)         (.93)

Net asset value, end of period                       16.28        15.84         17.31          17.37         16.61         16.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                               10.81(c)        (3.65)         5.98          10.05          8.02          7.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to
   average net assets                               .94(c)         .97            .92            .75           .39           .50

Ratio of net investment income

   to average net assets                           5.12(c)        5.12           4.83           5.10          5.67          5.58

Decrease reflected in above

   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --         --             --             .14           .55           .55

Portfolio Turnover Rate                           20.36(d)        31.63         30.19          21.25         45.29         50.06
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     66,905        67,043        71,612         65,086        61,099        61,149

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






                                           Six Months Ended

                                           October 31, 2000                                 Year Ended April 30,
                                                                   ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.83         17.31         17.37         16.60          16.27         16.03

Investment Operations:

Investment income--net                                 .37           .75           .76           .79            .86           .84

Net realized and unrealized

   gain (loss) on investments                          .45         (1.48)          .17           .77            .33           .24

Total from Investment Operations                       .82          (.73)          .93          1.56           1.19          1.08

Distributions:

Dividends from investment
   income--net                                       (.37)         (.75)         (.76)          (.79)         (.86)         (.84)

Dividends from net realized
   gain on investments                                  --      (.00)(a)         (.23)        (.00)(a)         --             --

Total Distributions                                  (.37)         (.75)         (.99)          (.79)         (.86)         (.84)

Net asset value, end of period                       16.28        15.83         17.31          17.37         16.60         16.27
------------------------------------------------------------------------------------------------------------------------------------

        TOTAL RETURN (%)(B)                        10.39(c)      (4.21)          5.44           9.56          7.41          6.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to

   average net assets                              1.45(c)          1.48         1.43           1.26           .90          1.01

Ratio of net investment income

   to average net assets                           4.61(c)          4.59         4.32           4.58          5.15          5.06

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --          --              .14           .55          .55

Portfolio Turnover Rate                           20.36(d)         31.63        30.19           21.25          45.29         50.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      19,566        21,081       34,912          40,100         35,787        33,120

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (continued)

                                           Six Months Ended

                                           October 31, 2000                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000         1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.83         17.30        17.36         16.60          16.26         16.17

Investment Operations:

Investment income--net                                 .35           .71          .72           .75            .81           .57

Net realized and unrealized

   gain (loss) on investments                          .44         (1.47)         .17           .76            .34           .09

Total from Investment Operations                       .79          (.76)         .89          1.51           1.15           .66

Distributions:

Dividends from investment
   income--net                                       (.35)         (.71)         (.72)          (.75)         (.81)         (.57)

Dividends from net realized
   gain on investments                                  --       .(00)(b)        (.23)       .(00)(b)            --           --

Total Distributions                                  (.35)         (.71)         (.95)          (.75)         (.81)         (.57)

Net asset value, end of period                       16.27         15.83        17.30          17.36          16.60        16.26
------------------------------------------------------------------------------------------------------------------------------------

        TOTAL RETURN (%) (C)                         10.04         (4.37)        5.19           9.22           7.18       5.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.68(d)          1.70         1.66          1.54           1.17       1.21(d)

Ratio of net investment income

   to average net assets                           4.39(d)          4.37         4.06          4.24           4.83       4.55(d)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                              --            --          --            .11            .54        .52(d)

Portfolio Turnover Rate                           20.36(e)         31.63        30.19          21.25          45.29       50.06
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       2,839         3,048        3,188         1,996            674         166

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) ANNUALIZED.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Virginia Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each fund are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumption. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $423,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulation which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2000, Class B and Class C shares were charged $50,767 and $11,028, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B and Class C shares were charged $84,468, $25,383 and $3,676, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $25,063 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group" ). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $19,055,076 and $17,757,090, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $848,265, consisting of $2,426,459 gross unrealized appreciation and $1,578,194 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Virginia
                        Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  066SA0010